JANUARY 28, 2014 (as amended April 18, 2014)

PROSPECTUS

BlackRock FundsSM  |  Investor and Institutional Shares

➢	BlackRock Managed Volatility Portfolio

Investor A: PCBAX • Investor B: CBIBX • Investor C: BRBCX • Institutional: PBAIX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Overview	Key facts and details about the Fund, including investment objective, principal investment strategies, principal risk factors, fee and expense information, and historical performance information
	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	4
	Investment Risks	5
	Performance Information	12
	Investment Manager	13
	Portfolio Managers	13
	Purchase and Sale of Fund Shares	13
	Tax Information	13
	Payments to Broker/Dealers and Other Financial Intermediaries	14

Details About the Fund	How the Fund Invests	15
	Investment Risks	17
	Information About the ETFs and Mutual Funds	31

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distribution and other payments
	How to Choose the Share Class that Best Suits Your Needs	66
	Details About the Share Classes	67
	Distribution and Service Payments	72
	How to Buy, Sell, Exchange and Transfer Shares	73
	Account Services and Privileges	78
	Fund’s Rights	79
	Participation in Fee-Based Programs	79
	Short-Term Trading Policy	80

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	81
	Portfolio Manager Information	82
	Conflicts of Interest	83
	Valuation of Fund Investments	83
	Dividends, Distributions and Taxes	84

Financial Highlights	Financial Performance of the Fund	86

General Information	Shareholder Documents	90
	Certain Fund Policies	90
	Statement of Additional Information	91

Glossary	Glossary of Investment Terms	92

For More Information	Fund and Service Providers	Inside Back Cover

Additional Information	Back Cover

Fund Overview

Investment Objective

The investment objective of BlackRock Managed Volatility Portfolio (the “Fund”), a series of BlackRock FundsSM, is to seek total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) and its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 66 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-69 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%		None		None		Non	e
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	[1]	4.50%	[2]	1.00%	[3]	Non	e

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares
Management Fee[4]	0.55%		0.55%		0.55%		0.55%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%		Non	e
Other Expenses	0.38%		0.55%		0.33%		0.36%
Acquired Fund Fees and Expenses[5]	0.10%		0.10%		0.10%		0.10%
Total Annual Fund Operating Expenses[5]	1.28%		2.20%		1.98%		1.01%
Fee Waivers and/or Expense Reimbursements[6]	—		—		—		(0.02)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[6]	1.28%		2.20%		1.98%		0.99%
[1]

A contingent deferred sales charge (“CDSC”) of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details About the Share Classes — Investor B Shares” in the Fund’s prospectus for the complete schedule of CDSCs.)

[3]	There is no CDSC on Investor C Shares after one year.
[4]

The Management Fee payable by the Fund is based on assets estimated to be attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including exchange-traded funds (“ETFs”) advised by BlackRock or other investment advisers, other investments and cash and cash equivalents (including money market funds). BlackRock has contractually agreed to waive the Management Fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates (the “mutual funds”).

[5]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include the Acquired Fund Fees and Expenses.

[6]

As described in the “Management of the Fund” section of the Fund’s prospectus on pages 81-85, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 1.37% (for Investor A Shares), 2.14% (for Investor B and Investor C Shares) and 0.89% (for Institutional Shares) until February 1, 2015. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%

return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$649	$910	$1,190	$1,989
Investor B Shares	$673	$1,038	$1,380	$2,301
Investor C Shares	$301	$621	$1,068	$2,306
Institutional Shares	$101	$320	$556	$1,234

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B Shares	$223	$688	$1,180	$2,301
Investor C Shares	$201	$621	$1,068	$2,306

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 192% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund has wide flexibility in the relative weightings given to each category.

The Fund may also invest a significant portion of its assets in affiliated and unaffiliated ETFs and mutual funds. See “Information About the ETFs and Mutual Funds.”

With respect to its equity investments, the Fund may invest in ETFs, mutual funds or individual equity securities to an unlimited extent. The Fund, the ETFs and the mutual funds may invest in common stock, preferred stock, securities convertible into common stock, non-convertible preferred stock and depositary receipts. The Fund, the ETFs and the mutual funds may invest in securities of both U.S. and non-U.S. issuers without limit, which can be U.S. dollar-based or non-U.S. dollar-based and may be currency hedged or unhedged. The Fund, the ETFs and the mutual funds may invest in securities of companies of any market capitalization.

With respect to its fixed-income investments, the Fund may invest in ETFs, mutual funds or individual fixed-income securities to an unlimited extent. The Fund, the ETFs and the mutual funds may invest in a portfolio of fixed-income securities such as corporate bonds and notes, commercial and residential mortgage-backed securities (bonds that are backed by a mortgage loan or pools of loans secured either by commercial property or residential mortgages, as applicable), collateralized mortgage obligations (bonds that are backed by cash flows from pools of mortgages and may have multiple classes with different payment rights and protections), collateralized debt obligations, asset-backed securities, convertible securities, debt obligations of governments and their sub-divisions (including those of non-U.S. governments), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. The Fund, the ETFs and the mutual funds may also invest a significant portion of their assets in non-investment grade bonds (junk bonds or distressed securities), non-investment grade bank loans, foreign bonds (both U.S. dollar- and non-U.S. dollar-denominated) and bonds of emerging market issuers. The Fund, the ETFs and the mutual funds may invest in non-U.S. dollar-denominated bonds on a currency hedged or unhedged basis.

With respect to its cash investments, the Fund may hold high quality money market securities, including short term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government-sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, including asset-backed commercial paper, corporate notes and repurchase agreements. The Fund may invest a significant portion of its assets in money market funds, including those advised by BlackRock or its affiliates.

The Fund may invest in derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on its portfolio investments. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies. The ETFs and the mutual funds may, to varying degrees, also invest in derivatives.

The Fund may invest in U.S. and non-U.S. real estate investment trusts (“REITs”), structured products (including, but not limited to, structured notes, credit linked notes and participation notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities) and floating rate securities (such as bank loans).

The Fund incorporates a volatility control process that seeks to reduce risk when the portfolio’s volatility is expected to exceed 10%. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. Volatility may result in rapid and dramatic price swings. While BlackRock attempts to manage the Fund’s volatility to stabilize performance, there can be no guarantee that the Fund will be successful. The Fund may without limitation allocate assets into cash or short-term fixed-income securities, and away from riskier assets such as equity and high yield fixed-income securities. At any given time, the Fund may be invested entirely in equities, fixed-income or cash. As part of its attempt to manage the Fund’s volatility exposure, during certain periods the Fund may make significant investments in index futures or other derivative instruments designed to reduce the Fund’s exposure to portfolio volatility. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Investment Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The principal risks set forth below are the principal risks of investing in the Fund and/or the ETFs and the mutual funds (each, an “Underlying Fund”).

Principal Risks of the Fund’s Fund of Funds Structure

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Affiliated Fund Risk — In managing the Fund, BlackRock will have authority to select and substitute ETFs or mutual funds. BlackRock may be subject to potential conflicts of interest in selecting ETFs or mutual funds because the fees paid to BlackRock by some ETFs or mutual funds are higher than the fees paid by other ETFs or mutual funds. However, BlackRock is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting ETFs and mutual funds.

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Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of ETFs, mutual funds and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or ETFs or mutual funds may be incorrect in view of actual market conditions.

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Investments in ETFs and Other Mutual Funds Risk — The Fund’s net asset value will change with changes in the value of the ETFs, mutual funds and other securities in which it invests. As with other investments, investments in other investment companies, including ETFs, are subject to market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, including ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. If the Fund acquires shares of affiliated mutual funds, shareholders bear both their proportionate share of expenses in the Fund (excluding management and advisory fees) and, indirectly, the expenses of the mutual funds. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

One ETF or mutual fund may buy the same securities that another ETF or mutual fund sells. In addition, the Fund may buy the same securities that an ETF or mutual fund sells, or vice-versa. If this happens, an investor in the Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Also, an investor in the Fund may receive taxable gains from portfolio transactions by an ETF or mutual fund, as well as taxable gains from transactions in shares of the ETF or mutual fund by the Fund. Certain of the ETFs or mutual funds may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

Principal ETF-Specific Risks

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Cash Transaction Risk — Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind.

■	Management Risk — If an ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

■

Passive Investment Risk — ETFs purchased by the Fund are not actively managed and may be affected by a general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

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Representative Sampling Risk — When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in Creation Units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value, large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long term. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

■

Tracking Error Risk — Imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Other Principal Risks of Investing in the Fund and/or an Underlying Fund

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Collateralized Debt Obligations Risk — The pool of high yield securities underlying collateralized debt obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

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Concentration Risk — To the extent that the Fund’s or an Underlying Fund’s portfolio reflects concentration in the securities of issuers in a particular region, market, industry, group of industries, country, group of countries, sector or asset class, the Fund or an Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, market, industry, group of industries, country, group of countries, sector or asset class.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The corporate loans in which the Fund or an Underlying Fund invests are usually rated below investment grade.

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Counterparty Risk — The counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s or an Underlying Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

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Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

■	Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Debt securities are also subject to interest rate risk.

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Derivatives Risk — The Fund’s or an Underlying Fund’s use of derivatives may reduce the Fund’s or an Underlying Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s or an Underlying Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or an Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or an Underlying Fund to losses and could make derivatives more difficult for the Fund or an Underlying Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the Fund or an Underlying Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund or an Underlying Fund to potential losses that exceed the amount originally invested by the Fund or the Underlying Fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Other future regulatory developments may also impact the Fund’s or an Underlying Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund or an Underlying Fund is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund or an Underlying Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s or an Underlying Fund’s ability to achieve its investment objective.

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Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund or an Underlying Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment.

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Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund or an Underlying Fund is committed to buy may decline below the price of the securities the Fund or an Underlying Fund has sold. These transactions may involve leverage.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

■	Equity Securities Risk — Stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund or an Underlying Fund will lose money. These risks include:

—	The Fund or an Underlying Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

—	Changes in foreign currency exchange rates can affect the value of the Fund’s or an Underlying Fund’s portfolio.

—	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

—	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

—	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

—	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

—	The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s or an Underlying Fund’s investments.

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High Portfolio Turnover Risk — The Fund or Underlying Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund or an Underlying Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund or Underlying Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and would increase an investor’s tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect Fund or Underlying Fund performance.

■	Inflation Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s or an Underlying Fund’s investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s or an Underlying Fund’s gross income. Due to original issue discount, the Fund or an Underlying Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund or an Underlying Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

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Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. The Fund or Underlying Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Fund or an Underlying Fund is out of favor, the Fund or an Underlying Fund may underperform other funds that use different investment styles.

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Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund or an Underlying Fund.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund or an Underlying Fund to greater risk and increase its costs. The use of leverage may cause the Fund or an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s or an Underlying Fund’s portfolio will be magnified when the Fund or an Underlying Fund uses leverage.

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Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s or an Underlying Fund’s investments in illiquid securities may reduce the returns of the Fund or an Underlying Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s or an Underlying Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund or an Underlying Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund or an Underlying Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund or an Underlying Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund or an Underlying Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund or an Underlying Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund or Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund or Underlying Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

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Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset- backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund or an Underlying Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund or an Underlying Fund may have to invest the proceeds in securities with lower yields.

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Real Estate Related Securities Risk — The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s or an Underlying Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund or an Underlying Fund will be particularly subject to the risks associated with that area or property type.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

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Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund or an Underlying Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund or an Underlying Fund may lose money.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund or an Underlying Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund or an Underlying Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund or an Underlying Fund.

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Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund or an Underlying Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund or an Underlying Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund or an Underlying Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund or an Underlying Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund or an Underlying Fund may be required to pass along to a purchaser that buys a loan from the Fund or an Underlying Fund by way of assignment a portion of any fees to which the Fund or an Underlying Fund is entitled under the loan. In connection with purchasing participations, the Fund or an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund or an Underlying Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund or an Underlying Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund or an Underlying Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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Second Lien Loans Risk — Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

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Senior Loans Risk — There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund or an Underlying Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund or an Underlying Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. The senior loans in which the Fund or an Underlying Fund invests are usually rated below investment grade.

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Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

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Structured Notes Risk — Structured notes and other related instruments purchased by the Fund or an Underlying Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund or an Underlying Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

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Structured Products Risk — Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund or an Underlying Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes.

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Supranational Entities Risk — The Fund or an Underlying Fund may invest in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the World Bank). If one or more stockholders of the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund or an Underlying Fund may lose money on such investments.

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Tender Option Bonds and Related Securities Risk — Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the Fund or an Underlying Fund to the same risks as investments in derivatives, as well as risks associated with leverage, described above, especially the risk of increased volatility. An investment in these securities may be subject to the risk of loss of principal. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

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U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by The Federal National Mortgage Association (“Fannie Mae”) or The Federal Home Loan Mortgage Corporation (“Freddie Mac”) are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury.

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U.S. Government Obligations Risk — Certain securities in which the Fund or an Underlying Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

■	Variable and Floating Rate Instrument Risk — The absence of an active market for these instruments could make it difficult for the Fund or an Underlying Fund to dispose of them if the issuer defaults.

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Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund or an Underlying Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock.

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Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.

Performance Information

Effective May 15, 2012, the Fund changed its investment strategy to invest a significant portion of its assets in ETFs, in mutual funds and directly in securities. Performance for the periods prior to May 15, 2012 shown below is based on the investment strategy utilized by the Fund, which focused on investing directly in securities.

On January 31, 2005, the Fund reorganized with the State Street Research Asset Allocation Fund (the “SSR Fund”), which had investment objectives and strategies similar to the Fund. For periods prior to January 31, 2005, the chart and table show performance information for the SSR Fund. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the MSCI All Country World Index (the “MSCI ACWI Index”), the Citigroup World Government Bond Index (hedged into USD) (the “Citigroup WGBI (hedged into USD)”) and two customized weighted indices comprised of the returns of the MSCI ACWI Index and the Citigroup WGBI (hedged into USD), in the percentages and combinations set forth in the table. Effective May 31, 2013, the Fund’s customized performance benchmark against which the Fund measures its performance was changed from the MSCI ACWI Index (60%)/Citigroup WGBI (hedged into USD) (40%) to the MSCI ACWI Index (50%)/Citigroup WGBI (hedged into USD) (50%). Fund management believes that this change in the weightings of the customized performance benchmark more accurately reflects the investment strategy of the Fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS1

BlackRock Managed Volatility Portfolio

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 13.66% (quarter ended September 30, 2009) and the lowest return for a quarter was –13.17% (quarter ended December 31, 2008).

As of 12/31/13 Average Annual Total Returns	1 Year	5 Years[1]	10 Years[1]
BlackRock Managed Volatility Portfolio — Investor A Shares
Return Before Taxes	5.64%	10.41%	5.44%
Return After Taxes on Distributions	2.38%	9.18%	4.24%
Return After Taxes on Distributions and Sale of Shares	4.16%	8.08%	4.22%
BlackRock Managed Volatility Portfolio — Investor B Shares
Return Before Taxes	5.95%	10.42%	5.35%
BlackRock Managed Volatility Portfolio — Investor C Shares
Return Before Taxes	9.70%	10.82%	5.25%
BlackRock Managed Volatility Portfolio — Institutional Shares
Return Before Taxes	11.88%	11.98%	6.37%
MSCI ACWI Index (Reflects no deduction for fees, expenses or taxes)	22.80%	14.92%	7.17%
Citigroup WGBI (hedged into USD) (Reflects no deduction for fees, expenses or taxes)	0.21%	2.89%	4.23%

As of 12/31/13 Average Annual Total Returns	1 Year	5 Years[1]	10 Years[1]
50% MSCI ACWI Index/50% Citigroup WGBI (hedged into USD) (Reflects no deduction for fees, expenses or taxes)	11.06%	9.20%	6.10%
60% MSCI ACWI Index/40% Citigroup WGBI (hedged into USD) (Reflects no deduction for fees, expenses or taxes)	13.34%	10.40%	6.38%
[1]	A portion of the Fund’s total return was attributable to proceeds received in the fiscal year ended September 30, 2009 in settlement of litigation.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C and Institutional Shares will vary.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-advisers are BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock Asset Management North Asia Limited and BlackRock (Singapore) Limited. Where applicable, “BlackRock” refers also to the Fund’s sub-advisers.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Philip Green	2006	Managing Director of BlackRock, Inc.
Sunder Ramkumar, CFA	2013	Managing Director of BlackRock, Inc.
Justin Christofel, CFA	2013	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Investor B Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	Available only through exchanges and dividend reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	N/A	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of BlackRock Managed Volatility Portfolio (the “Fund”), a series of BlackRock FundsSM (the “Trust”), and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek total return.

Should the Trust’s Board of Trustees (the “Board”) determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

The Fund management team will tactically allocate to asset classes around the world that are deemed to offer attractive levels of return relative to the level of expected risk. In selecting investments, the Fund management team will identify global macro opportunities and position the Fund using a combination of exchange-traded funds (“ETFs”), equity, fixed-income and money market funds advised by BlackRock and its affiliates (the “mutual funds”), individual securities and derivatives.

ETFs, mutual funds and securities are selected to achieve asset and sector allocations tactically set by the Fund management team. In selecting fixed-income investments, the Fund management team evaluates sectors of the bond market including, but not limited to, U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. The Fund management team may shift the Fund’s assets among these various sectors based upon changing market conditions. Investments are made when the Fund management team believes that they have the potential for above-average total return.

In selecting equity investments, the Fund management team evaluates the attractiveness of countries and sectors as well as average market capitalization, and will assess each investment’s changing characteristics relative to its contribution to portfolio risk within that discipline and will sell the investment when it no longer offers an appropriate return-to-risk trade-off. The Fund will make investments that the Fund management team believes offer attractive returns through long-term capital appreciation and income.

The Fund incorporates a volatility control process that seeks to reduce risk when the portfolio’s volatility is expected to exceed 10%. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. Volatility may result in rapid and dramatic price swings. While BlackRock attempts to manage the Fund’s volatility to stabilize performance, there can be no guarantee that the Fund will be successful. The Fund may without limitation allocate assets into cash or short-term fixed-income securities, and away from riskier assets such as equity and high yield fixed-income securities. At any given time, the Fund may be invested entirely in equities, fixed-income securities or cash. As part of its attempt to manage the Fund’s volatility exposure, during certain periods the Fund may make significant investments in index futures or other derivative instruments designed to reduce the Fund’s exposure to portfolio volatility. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Principal Investment Strategies

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund has wide flexibility in the relative weightings given to each category. The Fund may also invest a significant portion of its assets in affiliated and unaffiliated ETFs and mutual funds. See “Information About the ETFs and Mutual Funds.”

With respect to its equity investments, the Fund may invest in ETFs, mutual funds or individual equity securities to an unlimited extent. The Fund, the ETFs and the mutual funds may invest in common stock, preferred stock, securities convertible into common stock, non-convertible preferred stock and depositary receipts. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock. The Fund, the ETFs and the mutual funds may invest in securities of both U.S. and non-U.S. issuers without limit, which can be U.S. dollar-based or non-U.S. dollar-based and may be currency hedged or unhedged. The Fund, the ETFs and the mutual funds may invest in securities of companies of any market capitalization.

With respect to its fixed-income investments, the Fund may invest in ETFs, mutual funds or individual fixed-income securities to an unlimited extent. The Fund, the ETFs and the mutual funds may invest in a portfolio of fixed-income securities such as corporate bonds and notes, commercial and residential mortgage-backed securities (bonds that are backed by a mortgage loan or pools of loans secured either by commercial property or residential mortgages, as applicable), collateralized mortgage obligations (bonds that are backed by cash flows from pools of mortgages and may have multiple classes with different payment rights and protections), collateralized debt obligations, asset-backed securities, convertible securities, debt obligations of governments and their sub-divisions (including those of non-U.S. governments), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. The Fund, the ETFs and the mutual funds may also invest a significant portion of their assets in non-investment grade bonds (junk bonds or distressed securities), non-investment grade bank loans, foreign bonds (both U.S. dollar- and non-U.S. dollar-denominated) and bonds of emerging market issuers. The Fund, the ETFs and the mutual funds may invest in non-U.S. dollar-denominated bonds on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the Fund, the ETFs or the mutual funds will generally be in the lower categories of the major rating agencies at the time of purchase (BB or lower by Standard & Poor’s, a division of The McGraw Hill Companies (“S&P”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or will be determined by the Fund management team to be of similar quality. Split-rated bonds will be considered to have the higher credit rating. The average portfolio duration of the fixed-income investments held by the Fund will vary based on the Fund management team’s forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

With respect to its cash investments, the Fund may hold high quality money market securities, including short term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government-sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, including asset-backed commercial paper, corporate notes and repurchase agreements. The Fund may invest a significant portion of its assets in money market funds, including those advised by BlackRock or its affiliates.

The Fund may invest in derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on its portfolio investments. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A credit default swap is an agreement whereby one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies. The ETFs and the mutual funds may, to varying degrees, also invest in derivatives.

The Fund may invest in U.S. and non-U.S. REITs, structured products (including, but not limited to, structured notes, credit linked notes and participation notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities) and floating rate securities (such as bank loans).

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Other Strategies Applicable to the Fund

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

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Borrowing — The Fund may borrow from banks in amounts aggregating not more than 33 1/3% of the value of its total assets. The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions and share redemptions.

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Closed-End Funds — The Fund may invest in closed-end investment companies. Closed-end funds generally do not continuously offer their shares for sale and such shares generally are not redeemable. Closed-end funds sell a fixed number of shares, after which the shares typically trade on a secondary market with a price determined by the market at a price that may be more or less than the shares’ net asset value.

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Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. The Fund may also invest in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public and may be considered to be liquid securities.

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Master Limited Partnerships — The Fund may invest in master limited partnerships (“MLPs”) that are generally in energy-related industries. MLPs are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining, production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof) or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity.

■	“New Issues” — From time to time, the Fund and the ETFs may invest in shares of companies through initial public offerings (“IPOs”).

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Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

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When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Philip Green, Sunder Ramkumar, CFA, and Justin
Christofel, CFA, are the portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objective and Policies” section in the Statement of Additional Information (the “SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the ETFs and mutual funds in which it invests. The Fund is also subject to the risks associated with the securities in which it invests directly. The Fund invests in ETFs and mutual funds which invest in fixed-income and equity securities. The principal risks set forth below are the principal risks of investing in the Fund and/or the Underlying Funds.

Principal Risks of the Fund’s Fund of Funds Structure

Affiliated Fund Risk — In managing the Fund, BlackRock will have authority to select and substitute ETFs or mutual funds. BlackRock may be subject to potential conflicts of interest in selecting ETFs or mutual funds because the fees paid to BlackRock by some ETFs or mutual funds are higher than the fees paid by other ETFs or mutual funds. However, BlackRock is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting ETFs and mutual funds. If an ETF or mutual fund holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that ETF or mutual fund.

Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of ETFs, mutual funds and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes, ETFs or mutual funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the ETFs or mutual funds will achieve their investment objectives, and the ETFs’ and mutual funds’ performance may be lower than the performance of the asset class which they were selected to represent. The ETFs and mutual funds may change their investment objectives or policies without the approval of the Fund. If an ETF or mutual fund were to change its investment objective or policies, the Fund might be forced to withdraw its investment from the ETF or mutual fund at a disadvantageous time and price.

Investments in ETFs and Other Mutual Funds Risk — The Fund may invest a significant portion of its assets in ETFs and mutual funds, so the Fund’s investment performance is, in part, related to the performance of the ETFs and mutual funds. The Fund’s net asset value will change with changes in the value of the ETFs, mutual funds and other securities in which it invests. As with other investments, investments in other investment companies, including ETFs, are subject to market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, including ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. If the Fund acquires shares of affiliated mutual funds, shareholders bear both their proportionate share of expenses in the Fund (excluding management and advisory fees) and, indirectly, the expenses of the mutual funds. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

As the ETFs or mutual funds or the Fund’s allocations among the ETFs or mutual funds change from time to time, or to the extent that the expense ratio of the ETFs or mutual funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange throughout a trading day, and bought and sold based on market values and not at the ETF’s net asset value. For this reason, shares of an ETF could trade at either a premium or discount to its net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, in addition to a spread (i.e., the difference between what professional investors are willing to pay for ETF shares (the “bid” price) and the price at which they are willing to sell ETF shares (the “ask” price)).

One ETF or mutual fund may buy the same securities that another ETF or mutual fund sells. In addition, the Fund may buy the same securities that an ETF or mutual fund sells, or vice-versa. If this happens, an investor in the Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Also, an investor in the Fund may receive taxable gains from portfolio transactions by an ETF or mutual fund, as well as taxable gains from transactions in shares of the ETF or mutual fund by the Fund. Certain of the ETFs or mutual funds may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

Principal ETF-Specific Risks

Cash Transaction Risk — Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind.

Management Risk — If an ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

Passive Investment Risk — ETFs purchased by the Fund are not actively managed and may be affected by a general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in Creation Units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

Tracking Error Risk — Imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Other Principal Risks of Investing in the Fund and/or an Underlying Fund

Collateralized Debt Obligations Risk — The pool of high yield securities underlying collateralized debt obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Concentration Risk — To the extent that the Fund’s or an Underlying Fund’s portfolio reflects concentration in the securities of issuers in a particular region, market, industry, group of industries, country, group of countries, sector or asset class, the Fund or an Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, market, industry, group of industries, country, group of countries, sector or asset class.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund or an Underlying Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund or an Underlying Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund or an Underlying Fund may become a member of the syndicate.

The corporate loans in which the Fund or an Underlying Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s or an Underlying Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Counterparty Risk — The counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s or an Underlying Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s or an Underlying Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Debt securities are also subject to interest rate risk.

Derivatives Risk — Derivatives are volatile and involve significant risks, including:

Volatility Risk — The Fund’s or an Underlying Fund’s use of derivatives may reduce the Fund’s or an Underlying Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s or an Underlying Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or an Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or an Underlying Fund to losses and could make derivatives more difficult for the Fund or the Underlying Fund to value accurately. The Fund or an Underlying Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s or an Underlying Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund or an Underlying Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund or an Underlying Fund to potential losses that exceed the amount originally invested by the Fund or the Underlying Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund or an Underlying Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s or an Underlying Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund or an Underlying Fund realizes from its investments. As a result, a larger portion of the Fund’s or an Underlying Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund or an Underlying Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Regulatory Risk — Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. In particular, the Dodd-Frank Wall Street Reform Act (the “Reform Act”) may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Reform Act substantially increases regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, the Fund or an Underlying Fund may be subject to additional recordkeeping and reporting requirements.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund or an Underlying Fund has entered into the swap will default on its obligation to pay the Fund or the Underlying Fund and the risk that the Fund or the Underlying Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund or an Underlying Fund. The protection “buyer” may be obligated to pay the protection

“seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward Foreign Currency Exchange Contracts — Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund or an Underlying Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s or an Underlying Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s or an Underlying Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund or Underlying Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund or an Underlying Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund or an Underlying Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund or an Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund or the Underlying Fund. To the extent that the Fund or an Underlying Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund or the Underlying Fund could experience a substantial loss.

Contracts for Difference — Contracts for difference are subject to liquidity risk because the liquidity of contracts for difference is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the contracts for difference transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the Fund’s or an Underlying Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio, the contracts for difference transaction may increase the Fund’s or the Underlying Fund’s financial risk. Contracts for difference, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund or an Underlying Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund or an Underlying Fund is liable. Contracts for difference are not registered with the Securities and Exchange Commission (“SEC”) or any U.S. regulator, and are not subject to U.S. regulation.

Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund or an Underlying Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund or an Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund or an Underlying Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Dollar Rolls Risk — A dollar roll transaction involves a sale by the Fund or an Underlying Fund of a mortgage-backed or other security concurrently with an agreement by the Fund or an Underlying Fund to repurchase a similar security at a later date at an agreed-upon price. Dollar roll transactions involve the risk that the market value of the securities the Fund or an Underlying Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund or an Underlying Fund sells securities becomes insolvent, the Fund’s or an Underlying Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund or an Underlying Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s or an Underlying Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund or an Underlying Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund or an Underlying Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund or an Underlying Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund or Underlying Fund could decline if the financial condition of the companies the Fund or Underlying Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund or an Underlying Fund will lose money. In particular, the Fund or an Underlying Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund or an Underlying Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund or an Underlying Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s or an Underlying Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund or an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund or an Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund or an Underlying Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund or an Underlying Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s or an Underlying Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s or an Underlying Fund’s ability to purchase or sell foreign securities or transfer the Fund’s or an Underlying Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s or an Underlying Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s or an Underlying Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s or an Underlying Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund or an Underlying Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund or an Underlying Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund or an Underlying Fund to carry out transactions. If the Fund or an Underlying

Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund or an Underlying Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund or an Underlying Fund could be liable for any losses incurred.

European Economic Risk — The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s or an Underlying Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/ or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

High Portfolio Turnover Risk — The Fund or Underlying Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund or an Underlying Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund or Underlying Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and would increase an investor’s tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect Fund or Underlying Fund performance.

Inflation Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s or an Underlying Fund’s investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s or an Underlying Fund’s gross income. Due to original issue discount, the Fund or an Underlying Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund or an Underlying Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The Fund or an Underlying Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund or Underlying Fund management. The Fund or Underlying Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Fund or an Underlying Fund is out of favor, the Fund or an Underlying Fund may underperform other funds that use different investment styles.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund or an Underlying Fund.

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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund or an Underlying Fund before it matures. If the issuer redeems junk bonds, the Fund or an Underlying Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s or an Underlying Fund’s securities than is the case with securities trading in a more liquid market.

•	The Fund or an Underlying Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund or an Underlying Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund or an Underlying Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund or an Underlying Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund or an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s or an Underlying Fund’s portfolio will be magnified when the Fund or an Underlying Fund uses leverage.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s or an Underlying Fund’s investments in illiquid securities may reduce the returns of the Fund or an Underlying Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s or an Underlying Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund or an Underlying Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund or an Underlying Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund or an Underlying Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund or an Underlying Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund or an Underlying Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund or Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund or Underlying Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s or an Underlying Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s or an Underlying Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund or an Underlying Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund or Underlying Fund management, it is possible that the Fund or Underlying Fund could lose all or substantially all of its investment.

The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s or an Underlying Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of real estate values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the Fund or an Underlying Fund may invest may also provide a degree of investment leverage, which could cause the Fund or an Underlying Fund to lose all or substantially all of its investment.

Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund or an Underlying Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund or an Underlying Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s or an Underlying Fund’s loss.

Tax-Exempt Status Risk — In making investments, the Fund, an Underlying Fund and their respective investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on Municipal Obligations and payments under tax-exempt derivative securities. None of the Fund, an Underlying Fund or their respective investment manager will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund, an Underlying Fund and their respective shareholders could be subject to substantial tax liabilities. The Internal Revenue Service (the “IRS”) has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from federal income tax (contrary to indications from the issuer) could affect the Fund’s, an Underlying Fund’s and shareholder’s income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund or an Underlying Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Real Estate Related Securities Risk — The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s or an Underlying Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund or an Underlying Fund will be particularly subject to the risks associated with that area or property type.

REIT Investment Risk — In addition to the risks facing real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund or an Underlying Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund or an Underlying Fund may lose money.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund or an Underlying Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund or an Underlying Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund or an Underlying Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund or an Underlying Fund.

Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund or an Underlying Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund or an Underlying Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund or an Underlying Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund or an Underlying

Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund or an Underlying Fund may be required to pass along to a purchaser that buys a loan from the Fund or an Underlying Fund by way of assignment a portion of any fees to which the Fund or an Underlying Fund is entitled under the loan. In connection with purchasing participations, the Fund or an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund or an Underlying Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund or an Underlying Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund or an Underlying Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Second Lien Loans Risk — Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure for the holders of such loans. Second lien loans share the same risks as other below investment grade securities.

Senior Loans Risk — There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s or an Underlying Fund’s investments, and the Fund’s or the Underlying Fund’s investment manager relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund or an Underlying Fund is particularly dependent on the analytical abilities of its investment manager.

An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.

No active trading market may exist for certain senior loans, which may impair the ability of the Fund or an Underlying Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. See “Liquidity Risk.”

Although senior loans in which the Fund or an Underlying Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund or an Underlying Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund or an Underlying Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund or an Underlying Fund. Such court action could under certain circumstances include invalidation of senior loans.

If a senior loan is acquired through an assignment, the Fund or an Underlying Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a senior loan is acquired through a participation, the Fund or an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund or an Underlying Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund or an Underlying Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

The senior loans in which the Fund or an Underlying Fund invests are usually rated below investment grade. As a result, the risks associated with senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. See “Junk Bonds Risk.” The higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s or Underlying Fund’s investment in a small cap or emerging growth company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap and emerging growth securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap or emerging growth securities requires a longer term view.

Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Structured Notes Risk — Structured notes and other related instruments purchased by the Fund or an Underlying Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund or an Underlying Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.

Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The purchase of structured notes exposes the Fund or an Underlying Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

Structured Products Risk — Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund or an Underlying Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

Supranational Entities Risk — The Fund or an Underlying Fund may invest in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the “World Bank”). The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund or an Underlying Fund may lose money on such investments.

Tender Option Bonds and Related Securities Risk — Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the Fund or an Underlying Fund to the same risks as investments in derivatives, as well as risks associated with leverage, described above, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the Fund or an Underlying Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by The Federal National Mortgage Association (“Fannie Mae”) or The Federal Home Loan Mortgage Corporation (“Freddie Mac”) are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury.

U.S. Government Obligations Risk — Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., Ginnie Mae); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable and Floating Rate Instrument Risk — The absence of an active market for these instruments could make it difficult for the Fund or an Underlying Fund to dispose of them if the issuer defaults.

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund or an Underlying Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Other Risks of Investing in the Fund and/or the Underlying Funds

The Fund and the Underlying Funds may also be subject to certain other risks associated with their investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund or Underlying Fund shares and in the return on the Fund’s or an Underlying Fund’s portfolio. Borrowing will cost the Fund or an Underlying Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s or an Underlying Fund’s return. Borrowing may cause the Fund or an Underlying Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Expense Risk — Fund or Underlying Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s or the Underlying Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s or the Underlying Fund’s net assets decrease due to market declines or redemptions, the Fund’s or the Underlying Fund’s expenses will increase as a percentage of Fund or Underlying Fund net assets. During periods of high market volatility, these increases in the Fund’s or the Underlying Fund’s expense ratio could be significant.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s or an Underlying Fund’s investments in illiquid securities may reduce the returns of the Fund or an Underlying Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s or an Underlying Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund or an Underlying Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund or an Underlying Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund or an Underlying Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund or an Underlying Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund or an Underlying Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Master Limited Partnerships Risk — The common units of an MLP are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

“New Issues” Risk — “New issues” are IPOs of equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund or Underlying Fund. However, there is no assurance that the Fund or an Underlying Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the Fund or Underlying Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund or Underlying Fund is able to do so. In addition, as the Fund or Underlying Fund increases in size, the impact of IPOs on the Fund’s or Underlying Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund or Underlying Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Risks of Investing in Closed-End Funds — The shares of closed-end funds may trade at a discount or premium to, or at, their net asset value. To the extent that the Fund or an Underlying Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund or an Underlying Fund will bear not only his or her proportionate share of the expenses of the Fund or an Underlying Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which the Fund or an Underlying Fund may invest may be leveraged. As a result, the Fund or an Underlying Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund or an Underlying Fund to higher volatility in the market value of such securities and the possibility that the Fund’s or an Underlying Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund or an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund or an Underlying Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Information About the ETFs and Mutual Funds

The Fund may invest in any of the ETFs and mutual funds listed below. The table sets forth (i) the names of the ETFs and mutual funds, and (ii) brief descriptions of their investment objectives and principal investment strategies. The list of ETFs and mutual funds is subject to change at the discretion of BlackRock without notice to shareholders.

Prospectuses for any of these ETFs and mutual funds can be accessed at www.blackrock.com/prospectus or obtained by calling (800) 441-7762.

ETFs

BlackRock Fund Advisors (“BFA”), an affiliate of BlackRock and each ETF’s investment adviser, uses a “passive” or indexing approach to try to achieve the ETF’s investment objective. Unlike many investment companies, the ETF does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the ETF will substantially outperform the Underlying Index (as defined below) but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

For some ETFs, BFA may invest in all securities included in the Underlying Index in roughly the same proportions as each security is weighted in such Underlying Index in an indexing strategy known as “full replication.” For other ETFs, BFA uses a representative sampling indexing strategy to manage the ETFs. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than a fund that seeks to replicate an index.

An ETF will at all times invest at least 80% of its assets in the securities of the Underlying Index or in depositary receipts representing securities in its Underlying Index. The ETF may invest the remainder of its assets in other securities, including securities not in the Underlying Index, but which BFA believes will help track the Underlying Index. Certain ETFs may also hold futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the ETF and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Each ETF will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI Asia ex Japan ETF	The fund seeks to track the investment results of the MSCI AC Asia ex Japan Index (the “Underlying Index”), which, as of June 30, 2013, is a free float-adjusted market capitalization index designed to measure equity market performance of the following 10 developed and emerging market countries or regions: China, Hong Kong, India, Indonesia, Malaysia, the Philippines, Singapore, South Korea, Taiwan and Thailand. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares 1-3 Year Treasury Bond ETF	The fund seeks to track the investment results of the Barclays U.S. 1-3 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of December 31, 2012, there were 71 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment-grade, and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
iShares 7-10 Year Treasury Bond ETF	The fund seeks to track the investment results of the Barclays U.S. 7-10 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of December 31, 2012, there were 21 issues in the Underlying Index. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than 10 years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
iShares Core Total U.S. Bond Market ETF

The fund seeks to track the investment results of the Barclays U.S. Aggregate Bond Index (the “Underlying Index”), which measures the performance of the total U.S. investment-grade bond market. As of December 31, 2012, there were 8,079 issues in the Underlying Index.

The Underlying Index includes investment-grade U.S. Treasury bonds, government-related bonds, corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United

Fund Name	Investment Objective and Principal Investment Strategies
iShares Core Total U.S. Bond Market ETF (continued)	States. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include mortgage-backed pass-through and treasury securities, and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. The securities in the Underlying Index have $250 million or more of outstanding face value and have at least one year remaining to maturity, with the exception of amortizing securities such as asset-backed and mortgage-backed securities, which have lower thresholds as defined by the index provider. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Underlying Index. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
iShares 20+ Year Treasury Bond ETF

The fund seeks to track the investment results of the Barclays U.S. 20+ Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. As of December 31, 2012, there were 21 issues in the Underlying Index.

The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment-grade and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares Short Treasury Bond ETF

The fund seeks to track the investment results of the Barclays U.S. Short Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months. As of December 31, 2012, there were 64 issues in the Underlying Index.

The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 3-7 Year Treasury Bond ETF

The fund seeks to track the investment results of the Barclays U.S. 3-7 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of December 31, 2012, there were 95 issues in the Underlying Index.

The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares MBS ETF	The fund seeks to track the investment results of the Barclays U.S. MBS Index (the “Underlying Index”), which measures the performance of investment-grade mortgage-backed pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Government National Mortgage Association (“Ginnie Mae”). The Underlying Index includes fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac that have 30-, 20-, 15-year maturities, as well as hybrid adjustable rate mortgages (“ARMs”). All securities in the Underlying Index must have a remaining weighted average maturity of at least one year; hybrid ARMs must be at least one year away from initial reset, must be investment-grade, and must have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be non-convertible. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

Fund Name	Investment Objective and Principal Investment Strategies
iShares FTSE China Large-Cap ETF	The fund seeks to track the investment results of the FTSE China 25 Index (the “Underlying Index”), which is designed to track the performance of the largest companies in the Chinese equity market that are available to international investors. The Underlying Index consists of 25 of the largest and most liquid Chinese companies. Securities in the Underlying Index are weighted based on the total market value of their shares, so that securities with higher total market values generally have a higher representation in the Underlying Index. Each security in the Underlying Index is a current constituent of the FTSE All-World Index and all of the securities in the Underlying Index currently trade on the Hong Kong Stock Exchange. Components primarily include financials, oil and gas and telecommunications companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Intermediate Credit Bond ETF

The fund seeks to track the investment results of the Barclays U.S. Intermediate Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than 10 years. As of December 31, 2012, there were 5,165 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include agency securities, and financial, industrials and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

The Underlying Index includes investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than 10 years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country’s currency, but are traded outside of that country in a different country and regulatory system (Eurobonds). The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are updated on the last business day of each month.

iShares Latin America 40 ETF	The fund seeks to track the investment results of the S&P Latin America 40TM (the “Underlying Index”), which is comprised of selected equities trading on the exchanges of five Latin American countries. The Underlying Index includes securities that S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., considers to be highly liquid from major economic sectors of the Mexican and South American equity markets. Companies from Brazil, Chilé, Colombia, Mexico and Peru are represented in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer staples, financial and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares MSCI ACWI ETF	The fund seeks to track the investment results of the MSCI ACWI (the “Underlying Index”), which is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging markets countries. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. As of June 30, 2013, the Underlying Index consisted of companies in the following countries or regions: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and the United States.
iShares MSCI EAFE ETF	The fund seeks to track the investment results of the MSCI EAFE Index (the “Underlying Index”), which has been developed by MSCI Inc. as an equity benchmark for its international stock performance. The Underlying Index includes stocks from Europe, Australasia and the Far East and, as of June 30, 2013, consisted of the following 22 developed market country indexes or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, consumer staples, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI EAFE Minimum Volatility ETF	The fund seeks to track the investment results of the MSCI EAFE Minimum Volatility (USD) Index (the “Underlying Index”), which has been developed by MSCI Inc. to measure the performance of international equity securities that in aggregate have lower volatility. The Underlying Index begins with the MSCI EAFE Index, which is a capitalization-weighted index, and then follows a rules-based methodology to determine weights for securities in the index that seeks to minimize total risk of the MSCI EAFE Index. The Underlying Index includes stocks from Europe, Australasia, the Middle East and the Far East and, as of June 30, 2013, consisted of the following 15 developed market country indexes or regions: Australia, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Japan, the Netherlands, New Zealand, Singapore, Switzerland and the United Kingdom. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer staples, financials and healthcare companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares MSCI Emerging Markets Minimum Volatility ETF	The fund seeks to track the investment results of the MSCI Emerging Markets Minimum Volatility (USD) Index (the “Underlying Index”), which has been developed by MSCI Inc. to measure the performance of equity securities in global emerging markets that in aggregate have lower volatility. The Underlying Index begins with the MSCI Emerging Markets Index, which is a capitalization-weighted index, and then follows a rules-based methodology to determine optimal weights for securities in the index with the lowest total risk. As of June 30, 2013, the Underlying Index consisted of companies in the following 19 countries: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan and Thailand. The Underlying Index may include large-, mid- or small- capitalization companies, and components primarily include consumer staples, financials and telecommunications companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares MSCI U.S. Minimum Volatility ETF	The fund seeks to track the investment results of the MSCI USA Minimum Volatility (USD) Index (the “Underlying Index”), which has been developed by MSCI Inc. to measure the performance of equity securities in the top 85% by market capitalization of equity securities listed on stock exchanges in the United States that, in the aggregate, have lower volatility relative to the broader U.S. equity market. The Underlying Index begins with the MSCI USA Index, which is a capitalization-weighted index, and then follows a rules-based methodology to determine weights for securities in the index that seeks to minimize total risk of the MSCI USA Index. Components primarily include consumer staples, financials and healthcare companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares MSCI Pacific ex Japan ETF	The fund seeks to track the investment results of the MSCI Pacific ex Japan Index (the “Underlying Index”), which consists of stocks from the following four countries: Australia, Hong Kong, New Zealand and Singapore. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include financials, industrials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares National AMT-Free Muni Bond ETF	The fund seeks to track the investment results of the S&P National AMT-Free Municipal Bond IndexTM (the “Underlying Index”), which measures the performance of the investment-grade segment of the U.S. municipal bond market. As of December 31, 2012, there were 9,357 issues in the Underlying Index. Components primarily include transportation and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. The Underlying Index includes municipal bonds from issuers that are primarily state or local governments or agencies (including the Commonwealth of Puerto Rico and U.S. territories such as the U.S. Virgin Islands and Guam) such that the interest on each bond is exempt from U.S. federal income taxes and the federal alternative minimum tax (“AMT”). Each bond must have a rating of at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s Investors Service, Inc., or BBB- by Fitch, Inc. A bond must be rated by at least one of the three rating agencies in order to qualify for the Underlying Index. For the avoidance of doubt, the lowest rating will be used in determining if the bond is investment-grade. Each bond must be denominated in U.S. dollars. Each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date. In addition, each bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month to be included in the Underlying Index. The Underlying Index is a market-value weighted index, and the securities in the Underlying Index are updated after the close on the last business day of each month.

Fund Name	Investment Objective and Principal Investment Strategies
iShares U.S. Preferred Stock ETF

The fund seeks to track the investment results of the S&P U.S. Preferred Stock IndexTM (the “Underlying Index”), which measures the performance of a select group of preferred stocks listed on the New York Stock Exchange, NYSE Arca, Inc., NYSE Amex, NASDAQ Global Select Market, NASDAQ Select Market or NASDAQ Capital Market. The Underlying Index does not seek to directly reflect the performance of the companies issuing the preferred stock. The Underlying Index includes preferred stocks with a market capitalization over $100 million that meet minimum price, liquidity, trading volume, maturity and other requirements determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc. The Underlying Index excludes certain issues of preferred stock, such as those that are issued by special ventures (e.g., toll roads or dam operators) or structured products that are linked to indexes or other stocks.

In general, preferred stock is a class of equity security that pays a specified dividend that must be paid before any dividends can be paid to common stockholders, and which takes precedence over common stock in the event of the company’s liquidation.

Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Additionally, preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance. The Underlying Index may include many different categories of preferred stock, such as floating and fixed-rate preferreds, callable preferreds, convertible preferreds, cumulative and non-cumulative preferreds, trust preferreds or various other traditional and hybrid issues of preferred stock.

As of March 31, 2013, the Underlying Index was concentrated in the financial industry group, which comprised approximately 87% of the market capitalization of the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financial, real estate and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares TIPS Bond ETF

The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Underlying Index”). The Underlying Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

The Underlying Index includes all publicly-issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment-grade and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

iShares MSCI Australia ETF	The fund seeks to track the investment results of the MSCI Australia Index (the “Underlying Index”), which consists of stocks traded primarily on the Australian Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer staples, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares 1-3 Year Credit Bond ETF	The fund seeks to track the investment results of the Barclays U.S. 1-3 Year Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years. As of December 31, 2012, there were 976 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and primarily include agency securities, and financial and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares 1-3 Year Credit Bond ETF (continued)	The Underlying Index includes investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than three years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country’s currency but are traded outside of that country in a different monetary and regulatory system (Eurobonds). The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are updated on the last business day of each month.
iShares MSCI Brazil Capped ETF	The fund seeks to track the investment results of the MSCI Brazil 25/50 Index (the “Underlying Index”), which consists of stocks traded primarily on the BM&FBOVESPA (the Brazilian exchange). The Underlying Index is a free float-adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight and all issuers with weight above 5% do not exceed 50% of the Underlying Index weight. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer staples, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares MSCI Mexico Capped ETF	The fund seeks to track the investment results of the MSCI Mexico Investable Market Index (IMI) 25/50 (the “Underlying Index”), which consists of stocks traded primarily on the Mexican Stock Exchange. The Underlying Index is a free-float adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight and all issuers with weight above 5% do not exceed 50% of the Underlying Index weight. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer staples, materials and telecommunications companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares MSCI Canada ETF	The fund seeks to track the investment results of the MSCI Canada Index (the “Underlying Index”), which consists of stocks traded primarily on the Toronto Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include energy, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Select Dividend ETF

The fund seeks to track the investment results of the Dow Jones U.S. Select Dividend Index (the “Underlying Index”), which measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. Dividend yield is calculated using a stock’s unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price. The Underlying Index is comprised of 100 of the highest dividend-yielding securities (excluding real estate investment trusts) in the Dow Jones U.S. Index, a broad-based index representative of the total market for U.S. equity securities. To be included in the Underlying Index, the securities (i) must have a current year’s dividend per-share ratio which is greater than or equal to their five year average dividend per-share ratio; (ii) must have an average five-year dividend payout ratio of 60% or less; and (iii) must have a minimum three-month average trading volume of 100,000 shares a day. “Dividend payout ratio” reflects the percentage of a company’s earnings paid out as dividends. A ratio of 60% would mean that the company issuing the security paid out approximately 60% of its earnings as dividends. A company with a lower dividend payout ratio has more earnings to support dividends, and adjustments or changes in the level of earnings are therefore less likely to significantly affect the level of dividends paid. Positive dividend growth rate is a measure of dividend consistency, since it provides some indication of a company’s ability to continue to pay dividends. The Underlying Index is reviewed and rebalanced annually.

The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer goods, industrials and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares U.S. Real Estate ETF	The fund seeks to track the investment results of the Dow Jones U.S. Real Estate Index (the “Underlying Index”), which measures the performance of the real estate sector of the U.S. equity market. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include real estate investment trusts. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI Emerging Markets ETF	The fund seeks to track the investment results of the MSCI Emerging Markets Index (the “Underlying Index”), which is designed to measure equity market performance in the global emerging markets. As of June 30, 2013, the Underlying Index consisted of the following 21 emerging market indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. The Underlying Index may include large-, mid- or small- capitalization companies, and components primarily include energy, financials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares MSCI Germany ETF	The fund seeks to track the investment results of the MSCI Germany Index (the “Underlying Index”), which consists of stocks traded primarily on the Frankfurt Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares iBoxx $ Investment Grade Corporate Bond ETF

The fund seeks to track the investment results of the Markit iBoxx® USD Liquid Investment Grade Index (the “Underlying Index”), which is a rules-based index consisting of liquid, U.S. dollar-denominated, investment-grade corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid investment-grade corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. There is no limit to the number of issues in the Underlying Index, but as of December 31, 2012, the Underlying Index included approximately 1,085 constituents. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer services, financial, and oil and gas companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

The Underlying Index is a subset of the Markit iBoxx USD Corporate Bond Index, an index of over 3,608 investment-grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds in the Markit iBoxx USD Corporate Bond Index using defined rules. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the Index Provider; (ii) are rated investment-grade by Fitch, Inc., Moody’s Investors Services or Standard & Poor’s Ratings Services; (iii) are from issuers with at least $2 billion outstanding face value; (iv) have at least $750 million of outstanding face value; and (v) have at least three years to maturity.

iShares MSCI Japan ETF	The fund seeks to track the investment results of the MSCI Japan Index (the “Underlying Index”), which consists of stocks traded primarily on the Tokyo Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares J.P. Morgan USD Emerging Markets Bond ETF

The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the J.P. Morgan EMBISM Global Core Index (the “Underlying Index”).

The Underlying Index is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

As of September 30, 2012, the Underlying Index consisted of the following 35 countries: Argentina, Belarus, Brazil, Bulgaria, Chile, China, Colombia, Croatia, the Dominican Republic, Egypt, El Salvador, Hungary, Indonesia, Iraq, the Ivory Coast, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Panama, Peru, the Philippines, Poland, Romania, Russia, Serbia, South Africa, Sri Lanka, Turkey, the Ukraine, Uruguay, Venezuela and Vietnam. As of September 30, 2012, the Underlying Index’s five highest weighted countries were Brazil, Russia, Turkey, Mexico and the Philippines.

The Underlying Index may change its composition and weighting monthly upon rebalancing. The Underlying Index includes both fixed-rate and floating-rate instruments issued by sovereign and quasi-sovereign entities from index-eligible countries. Quasi-sovereign entities are entities whose securities are either 100% owned by their respective governments or subject to a 100% guarantee that does not rise to the level of constituting the full faith and credit by such governments. Only those instruments which (i) are denominated in U.S. dollars, (ii) have a current face amount outstanding of $1 billion or more, (iii) have at least two years until

Fund Name	Investment Objective and Principal Investment Strategies
iShares J.P. Morgan USD Emerging Markets Bond ETF (continued)	maturity, (iv) are able to settle internationally through Euroclear or another institution domiciled outside the issuing country, and (v) have bid and offer prices that are available on a daily and timely basis — either from an inter-dealer broker or J.P. Morgan Securities LLC — are considered for inclusion in the Underlying Index. As of September 30, 2012, the Underlying Index consisted of both investment-grade and non-investment-grade bonds. Convertible bonds are not eligible for inclusion in the Underlying Index. The Underlying Index is market value weighted and is rebalanced monthly on the last business day of the month.
iShares Cohen & Steers REIT ETF

The fund seeks to track the investment results of the Cohen & Steers Realty Majors Index (the “Underlying Index”), which consists of selected real estate investment trusts (“REITs”). The objective of the Underlying Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Underlying Index based on a review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Underlying Index must meet minimum market capitalization and liquidity requirements. The Underlying Index is weighted according to the total free float adjusted market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Underlying Index. Within the REIT market, the Underlying Index is diversified across property sectors that represent the current market. Components primarily include REITs.

The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Russell 1000 ETF	The fund seeks to track the investment results of the Russell 1000® Index (the “Underlying Index”), which measures the performance of large- and mid-capitalization sectors of the U.S. equity market. The Underlying Index includes issuers representing approximately 91% of the market capitalization of all publicly-traded U.S. equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index. As of March 31, 2013, the Underlying Index represented approximately 91% of the total market capitalization of the Russell 3000® Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. Components primarily include consumer discretionary, financial and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Russell 1000 Growth ETF	The fund seeks to track the investment results of the Russell 1000® Growth Index (the “Underlying Index”), which measures the performance of large- and mid-capitalization growth sectors of the U.S. equity market. It is a subset of the Russell 1000® Index, which measures the performance of the large-capitalization sector of the U.S. equity market. As of March 31, 2013, the Underlying Index represented approximately 48% of the total market value of the Russell 1000® Index. The Underlying Index measures the performance of equity securities of Russell 1000® Index issuers with relatively higher price-to-book ratios and higher forecasted growth. Components primarily include consumer discretionary, producer durables and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Russell 1000 Value ETF	The fund seeks to track the investment results of the Russell 1000® Value Index (the “Underlying Index”), which measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is a subset of the Russell 1000® Index, which measures the performance of the large-capitalization sector of the U.S. equity market. As of March 31, 2013, the Underlying Index represented approximately 52% of the total market value of the Russell 1000® Index. The Underlying Index measures the performance of equity securities of Russell 1000® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. Components primarily include energy, financial and healthcare companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Russell 2000 ETF	The fund seeks to track the investment results of the Russell 2000® Index (the “Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. The Underlying Index includes issuers representing approximately 9% of the total market capitalization of all publicly-traded U.S. equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000® Index. As of March 31, 2013, the Underlying Index represented approximately $1.6 trillion of the total market capitalization of the Russell 3000® Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. Components primarily include consumer discretionary, financial and producer durables companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares Russell 2000 Growth ETF	The fund seeks to track the investment results of the Russell 2000® Growth Index (the “Underlying Index”), which measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 2000® Index, which measures the performance of the small-capitalization sector of the U.S. equity market. As of March 31, 2013, the Underlying Index represented approximately 49% of the total market value of the Russell 2000® Index. The Underlying Index measures the performance of equity securities of Russell 2000® Index issuers with relatively higher price-to-book ratios and higher forecasted growth. Components primarily include consumer discretionary, healthcare and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Russell 2000 Value ETF	The fund seeks to track the investment results of the Russell 2000® Value Index (the “Underlying Index”), which measures the performance of the small-capitalization value sector of the U.S. equity market. It is a subset of the Russell 2000® Index, which measures the performance of the small-capitalization sector of the U.S. equity market. As of March 31, 2013, the Underlying Index represents approximately 51% of the total market value of the Russell 2000® Index. The Underlying Index measures the performance of equity securities of Russell 2000® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. Components primarily include consumer discretionary, financial and producer durables companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Russell 3000 ETF	The fund seeks to track the investment results of the Russell 3000® Index (the “Underlying Index”), which measures the performance of the broad U.S. equity market. As of March 31, 2013, the Underlying Index included issuers representing approximately 98% of the total market capitalization of all publicly-traded U.S.-domiciled equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of the largest issuers determined to have the U.S. as their primary country of risk. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financial and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Russell Mid-Cap ETF	The fund seeks to track the investment results of the Russell Midcap® Index (the “Underlying Index”), which measures the performance of the mid-capitalization sector of the U.S. equity market. The Underlying Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000® Index. The Underlying Index includes equity securities issued by issuers which range in size between approximately $1.6 billion and $18.3 billion, although this range may change from time to time. As of March 31, 2013, the Underlying Index represented approximately 28% of the total market capitalization of all publicly-traded U.S. equity securities. Components primarily include consumer discretionary, financial and producer durables companies, and may change over time.
iShares Russell Mid-Cap Growth ETF	The fund seeks to track the investment results of the Russell Midcap® Growth Index (the “Underlying Index”), which measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. As of March 31, 2013, the Underlying Index represented approximately 46% of the total market value of the Russell Midcap® Index. The Underlying Index measures the performance of equity securities of Russell Midcap® Index issuers with higher price-to-book ratios and higher forecasted growth. The Russell Midcap® Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000® Index and includes securities issued by issuers which range in size between approximately $1.6 billion and $18.3 billion, although this range may change from time to time. Components primarily include consumer discretionary, producer durables and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Russell Mid-Cap Value ETF	The fund seeks to track the investment results of the Russell Midcap® Value Index (the “Underlying Index”), which measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. As of March 31, 2013, the Underlying Index represented approximately 54% of the total market value of the Russell Midcap® Index. The Underlying Index measures the performance of equity securities of Russell Midcap® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. The Russell Midcap® Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000® Index and includes securities issued by issuers which range in size between approximately $1.6 billion and $18.3 billion, although this range may change from time to time. Components primarily include consumer discretionary, financial, producer durables and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI South Korea Capped ETF	The fund seeks to track the investment results of the MSCI Korea 25/50 Index (the “Underlying Index”), which consists of stocks traded primarily on the Stock Market Division of the Korea Exchange. The Underlying Index is a free-float adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight and all issuers with weight above 5% do not exceed 50% of the Underlying Index weight. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Core S&P Small-Cap ETF	The fund seeks to track the investment results of the S&P SmallCap 600® (the “Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. As of March 31, 2013, the Underlying Index included approximately 3% of the market capitalization of all U.S. equity securities. The stocks in the Underlying Index have a market capitalization between $300 million and $1.4 billion at time of entry, which may fluctuate depending on the overall level of the equity markets, and are selected for liquidity and industry group representation. The Underlying Index consists of stocks from a broad range of industries. Components primarily include consumer discretionary, financial, industrials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Core S&P Mid-Cap ETF	The fund seeks to track the investment results of the S&P MidCap 400® (the “Underlying Index”), which measures the performance of the mid-capitalization sector of the U.S. equity market. As of March 31, 2013, the Underlying Index included approximately 8% of the market capitalization of all U.S. equity securities. The stocks in the Underlying Index have a market capitalization between $1 billion and $4.4 billion at time of entry, and which may fluctuate depending on the overall level of the equity markets, and are selected for liquidity and industry group representation. The Underlying Index consists of stocks from a broad range of industries. Components primarily include financial, industrials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares S&P Mid-Cap 400 Growth ETF	The fund seeks to track the investment results of the S&P MidCap 400® Growth Index (the “Underlying Index”), which measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the S&P MidCap 400® and consists of those stocks in the S&P MidCap 400® exhibiting the strongest growth characteristics, as determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., representing approximately 50% of the market capitalization of the S&P MidCap 400® as of March 31, 2013. The stocks in the Underlying Index have a market capitalization between $1 billion and $4.4 billion (which may fluctuate depending on the overall level of the equity markets). The Underlying Index consists of stocks from a broad range of industries. Components primarily include consumer discretionary, financial, industrials, and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares S&P Mid-Cap 400 Value ETF	The fund seeks to track the investment results of the S&P MidCap 400® Value Index (the “Underlying Index”), which measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P MidCap 400® and consists of those stocks in the S&P MidCap 400® exhibiting the strongest value characteristics, as determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., representing approximately 50% of the market capitalization of the S&P MidCap 400® as of March 31, 2013. The stocks in the Underlying Index have a market capitalization between $1 billion and $4.4 billion (which may fluctuate depending on the overall level of the equity markets). The Underlying Index consists of stocks from a broad range of industries. Components primarily include financial, industrials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares S&P Small-Cap 600 Value ETF	The fund seeks to track the investment results of the S&P SmallCap 600® Value Index (the “Underlying Index”), which measures the performance of the small-capitalization value sector of the U.S. equity market. It is a subset of the S&P SmallCap 600® and consists of those stocks in the S&P SmallCap 600® exhibiting the strongest value characteristics, as determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., representing approximately 50% of the market capitalization of the S&P SmallCap 600® as of March 31, 2013. The stocks in the Underlying Index have a market capitalization between $300 million and $1.4 billion (which may fluctuate depending on the overall level of the equity markets). Components primarily include consumer discretionary, financial and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares S&P 100 ETF	The fund seeks to track the investment results of the S&P 100® (the “Underlying Index”), which measures the performance of the large-capitalization sector of the U.S. equity market. It is a subset of the S& P 500® and consists of blue chip stocks from diverse industries in the S&P 500® with exchange listed options. As of March 31, 2013, the Underlying Index represented approximately 53% of the market capitalization of U.S. equities. The Underlying Index consists of stocks from a broad range of industries. Components primarily include consumer staples, energy, financial, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares S&P 500 Growth ETF	The fund seeks to track the investment results of the S&P 500® Growth Index (the “Underlying Index”), which measures the performance of the large-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 500® and consists of those stocks in the S&P 500® exhibiting the strongest growth characteristics, as determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., representing approximately 51% of the market capitalization of the S&P 500® as of March 31, 2013. Components primarily include consumer discretionary, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares S&P 500 Value ETF	The fund seeks to track the investment results of the S&P 500® Value Index (the “Underlying Index”), which measures the performance of the large-capitalization value sector of the U.S. equity market. It is a subset of the S&P 500® and consists of those stocks in the S&P 500® exhibiting the strongest value characteristics, as determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., representing approximately 49% of the market capitalization of the S&P 500® as of March 31, 2013. Components primarily include energy, financial and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares MSCI Taiwan ETF	The fund seeks to track the investment results of the MSCI Taiwan Index (the “Underlying Index”), which consists of stocks traded primarily on the Taiwan Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include financials, information technology and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares iBoxx $ High Yield Corporate Bond ETF

The fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index (the “Underlying Index”), which is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. Bonds in the Underlying Index are selected using a rules-based criteria, as defined by the index provider. There is no limit to the number of issues in the Underlying Index, but as of December 31, 2012, the Underlying Index included approximately 791 constituents. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer services, financial, industrials, and oil and gas companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated high yield corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the index provider; (ii) are rated sub-investment-grade by Fitch, Inc., Moody’s Investors Services or Standard & Poor’s Ratings Services; (iii) are from issuers with at least $1 billion outstanding face value; (iv) have at least $400 million of outstanding face value; (v) have an original maturity date of less than 15 years; and (vi) have at least one year to maturity.

SPDR Barclays International Treasury Bond ETF	The fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the fixed-rate local currency sovereign debt of investment grade countries outside the United States. The Barclays Global Treasury Ex-US Capped Index (the “Underlying Index”) includes government bonds issued by investment grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated investment grade (Baa3/BBB-/BBB-or higher using the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s, Inc. and Fitch Inc., respectively). Each of the component securities in the Underlying Index is a constituent of the Barclays Global Treasury ex-US Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Italy, Japan, Mexico, Netherlands, Poland, South Africa, Spain, Sweden, Taiwan, United Kingdom. In addition, the securities in the Underlying Index must be fixed-rate and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. The Underlying Index is calculated by Barclays using a modified “market capitalization” methodology. This design ensures that each constituent country within the Underlying Index is represented in a proportion consistent with its percentage with respect to

Fund Name	Investment Objective and Principal Investment Strategies

SPDR Barclays International Treasury Bond ETF (continued)	the total market capitalization of the Underlying Index. Component securities in each constituent country are represented in a proportion consistent with their percentage relative to the other component securities in the constituent country. Under certain conditions, however, the par amount of a component security within the Underlying Index may be adjusted to conform to Internal Revenue Code requirements. As of September 30, 2013, there were approximately 667 securities in the Underlying Index and the modified adjusted duration of securities in the Underlying Index was approximately 7.04 years.

The Consumer Discretionary Select Sector SPDR® Fund

The fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Consumer Discretionary Select Sector Index (the “Underlying Index”).

The Underlying Index includes companies from the following industries: media; retail (specialty, multiline, internet & catalog); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; auto components; distributors; leisure equipment & products; and diversified consumer services. The Underlying Index is one of nine select sector indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Underlying Index is a constituent company of the S&P 500 Index; (2) each stock in the S&P 500 Index is allocated to one and only one of the select sector indexes; and (3) the Underlying Index is calculated by Standard & Poor’s using a modified “market capitalization” methodology. This design ensures that each of the component stocks within a select sector index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such select sector index. Under certain conditions, however, the weighting of a component stock within the select sector index may be adjusted to conform to Internal Revenue Code of 1986, as amended, requirements. As of December 31, 2013, the Underlying Index was composed of 83 stocks.

The Energy Select Sector SPDR® Fund

The fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Energy Select Sector Index (the “Underlying Index”).

The Underlying Index includes companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. The Underlying Index is one of nine select sector indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Underlying Index is a constituent company of the S&P 500 Index; (2) each stock in the S&P 500 Index is allocated to one and only one of the select sector indexes; and (3) the Underlying Index is calculated by Standard & Poor’s using a modified “market capitalization” methodology. This design ensures that each of the component stocks within a select sector index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such select sector index. Under certain conditions, however, the weighting of a component stock within the select sector index may be adjusted to conform to Internal Revenue Code of 1986, as amended, requirements. As of December 31, 2013, the Underlying Index was composed of 44 stocks.

The Financial Select Sector SPDR® Fund

The fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Financial Select Sector Index (the “Underlying Index”).

The Underlying Index includes companies from the following industries: diversified financial services; insurance; commercial banks; capital markets; real estate investment trusts (“REITs”); consumer finance; thrifts & mortgage finance; and real estate management & development. The Underlying Index is one of nine select sector indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Underlying Index is a constituent company of the S&P 500 Index; (2) each stock in the S&P 500 Index is allocated to one and only one of the select sector indexes; and (3) the Underlying Index is calculated by Standard & Poor’s using a modified “market capitalization” methodology. This design ensures that each of the component stocks within a select sector index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such select sector index. Under certain conditions, however, the weighting of a component stock within the select sector index may be adjusted to conform to Internal Revenue Code of 1986, as amended, requirements. As of December 31, 2013, the Underlying Index was composed of 81 stocks.

The Health Care Select Sector SPDR® Fund

The fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Health Care Select Sector Index (the “Underlying Index”).

The Underlying Index includes companies from the following industries: pharmaceuticals; health care equipment & supplies; health care providers & services; biotechnology; life sciences tools & services; and health care technology. The Underlying Index is one of nine select sector indexes developed and maintained in accordance with the following criteria: (1) each of the

Fund Name	Investment Objective and Principal Investment Strategies

The Health Care Select Sector SPDR® Fund (continued)	component securities in the Underlying Index is a constituent company of the S&P 500 Index; (2) each stock in the S&P 500 Index is allocated to one and only one of the select sector indexes; and (3) the Underlying Index is calculated by Standard & Poor’s using a modified “market capitalization” methodology. This design ensures that each of the component stocks within a select sector index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such select sector index. Under certain conditions, however, the weighting of a component stock within the select sector index may be adjusted to conform to Internal Revenue Code of 1986, as amended, requirements. As of December 31, 2013, the Underlying Index was composed of 55 stocks.

The Technology Select Sector SPDR® Fund

The fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Technology Select Sector Index (the “Underlying Index”).

The Underlying Index includes companies from the following industries: computers & peripherals; software; diversified telecommunication services; communications equipment; semiconductors & semiconductor equipment; internet software & services; IT services; electronic equipment, instruments & components; wireless telecommunication services; and office electronics. The Underlying Index is one of nine select sector indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Underlying Index is a constituent company of the S&P 500 Index; (2) each stock in the S&P 500 Index is allocated to one and only one of the select sector indexes; and (3) the Underlying Index is calculated by Standard & Poor’s using a modified “market capitalization” methodology. This design ensures that each of the component stocks within a select sector index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such select sector index. Under certain conditions, however, the weighting of a component stock within the select sector index may be adjusted to conform to Internal Revenue Code of 1986, as amended, requirements. As of December 31, 2013, the Underlying Index was composed of 71 stocks.

EQUITY FUNDS

Fund Name	Investment Objective and Principal Investment Strategies
ACWI ex-US Index Master Portfolio

The investment objective of the fund is to match the performance of the MSCI All Country World ex-US Index (the “MSCI ACWI ex-US Index”) in U.S. dollars with net dividends as closely as possible before the deduction of fund expenses. The fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI ACWI ex-USA Index. The fund will be substantially invested in equity securities in the MSCI ACWI ex-USA Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex-USA Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock.

The fund will invest in the common stocks represented in the MSCI ACWI ex-US Index in roughly the same proportions as their weightings in the MSCI ACWI ex-US Index. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States. The component stocks have a market capitalization between $190 million and $416 billion as of March 29, 2013. The fund may also engage in futures transactions. At times, the fund may not invest in all of the common stocks in the MSCI ACWI ex-US Index, or in the same weightings as in the MSCI ACWI ex-US Index. At those times, the fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks chosen are similar to the MSCI ACWI ex-US Index as a whole.

BlackRock All-Cap Energy & Resources Portfolio	The investment objective of the fund is to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. The fund expects to invest primarily in developed markets, but may also invest in emerging markets. The fund may invest in companies of any size. The fund may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (commonly known as derivatives).

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
Master Basic Value LLC

The investment objective of the fund is to seek capital appreciation and, secondarily, income.

The fund tries to achieve its investment objective by investing in securities, primarily equity securities, that fund management believes are undervalued and therefore represent basic investment value.

The fund places particular emphasis on companies with below average price/earnings ratios that may pay above average dividends. The fund purchases primarily common stock of U.S. companies in trying to meet its objectives. The fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which the fund management believes the company will recover. The fund focuses its investments on companies with a market capitalization over $5 billion. The fund may invest up to 25% of its total assets in the securities of foreign companies. The fund concentrates its foreign exposure on established companies in developed countries. Although the fund may invest in emerging markets or underdeveloped countries from time to time, the fund does not speculate on such markets or countries.

Fund management believes that favorable changes in market prices are more likely to occur when: (i) stocks are out of favor; (ii) company earnings are depressed; (iii) price/ earnings ratios are limited; (iv) there is no general interest in a security or industry. On the other hand, fund management believes that negative developments are more likely to occur when: (i) investment expectations are generally high; (ii) stock prices are advancing or have advanced rapidly; (iii) price/earnings ratios have been inflated; (iv) an industry or security continues to become popular among investors.

Fund management believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the fund may invest a large part of its net assets in stocks that have weak research ratings. The fund may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if the fund determines that the issuer no longer meets the criteria fund management has established for the purchase of such securities or if fund management thinks there is a more attractive investment opportunity in the same category.

Bond Index Master Portfolio	The fund seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays U.S. Aggregate Bond Index (the “Barclays U.S. Aggregate Index”). The fund pursues its investment objective by seeking to match the total return performance of the Barclays U.S. Aggregate Index, which is composed of approximately 8,000 fixed-income securities. The fixed-income securities that comprise the Barclays U.S. Aggregate Index include U.S. government securities and corporate bonds, as well as mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. All securities in the Barclays U.S. Aggregate Index are investment-grade. The fund maintains a weighted average maturity consistent with that of the Barclays U.S. Aggregate Index, which generally ranges between 5 and 10 years. The fund invests in a representative sample of these securities. Securities are selected for investment by the fund in accordance with their relative proportion within the Barclays U.S. Aggregate Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors. The fund’s manager considers investments that provide substantially similar exposure to securities in the Barclays U.S. Aggregate Index to be investments comprising the fund’s benchmark index. The fund is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its benchmark index. Under normal circumstances, at least 90% of the value of the fund’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Barclays U.S. Aggregate Index, which, for the fund, are considered bonds.
BlackRock Capital Appreciation Fund, Inc.

The investment objective of the fund is to seek long-term growth of capital. The fund will seek to achieve its investment objective by investing primarily in a diversified portfolio consisting of primarily common stock of U.S. companies that fund management believes have shown above-average growth rates in earnings over the long-term. In other words, fund management tries to choose investments that will increase in value over the long term. The fund will generally invest at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock, and rights to subscribe to common stock. Of these securities the fund will generally invest in common stock. The fund emphasizes investments in companies with medium to large market capitalization (currently, approximately $2 billion or more).

Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. The fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Commodity Strategies Fund

The investment objective of the fund is to seek total return. The fund utilizes two strategies and under normal circumstances, expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

One strategy focuses on investments in commodity-linked derivatives. To meet coverage and collateral requirements associated with these derivative investments, and to invest excess cash, the fund holds a portion of its portfolio in investment-grade short-term fixed-income securities. The other strategy focuses on equity investments in commodity-related companies, including, but not limited to, companies operating in the mining, energy and agricultural sectors. The fund invests in equity securities of such companies in order to complement the commodity exposures achieved through investments in commodity-linked derivatives. Taken together, these two strategies offer broad exposure to global commodities market trends across asset classes, industries, sectors, and regions.

The fund manages the term structure of its commodity-linked derivative positions and has the flexibility to gain exposure to futures maturities which differ from those in the fund’s benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM. This is done in an effort to achieve efficient investment results and minimize any adverse effects on returns caused by commodity term structures.

Equity securities held by the fund may include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, and other instruments whose price is linked to the value of common stock, and equity interests in master limited partnerships. In addition, the fund may also invest in fixed-income instruments (of any credit quality and any duration) of commodity-related companies.

There are no restrictions on investment in terms of geography or market capitalization. As such, the fund may invest in both U.S. and non-U.S. companies, including companies located in emerging markets, and in securities denominated in both U.S. dollars and foreign currencies.

BlackRock Emerging Markets Dividend Fund

The investment objective of the fund is primarily to seek investment income; and, as a secondary objective, to seek capital appreciation.

Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying equity securities of, or derivatives having economic characteristics similar to the dividend-paying equity securities of, companies domiciled in, or tied economically to, emerging market countries. This policy is a non-fundamental policy of the fund and may not be changed without 60 days’ prior notice to the fund’s shareholders. The fund’s investment manager considers an emerging market country to include any country that is: (i) generally recognized to be an emerging market country by the international financial community, including the World Bank; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index. The fund’s investment manager determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (1) the issuer’s primary trading market is in an emerging market; (2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; (3) the investment is included in an index representative of emerging markets; and (4) the investment is exposed to the economic risks and returns of emerging markets. The fund may also invest in pre-emerging markets, also known as frontier markets, which are emerging market countries that are considered to be among the smallest, least mature and least liquid.

The fund may invest in securities of both U.S. and non-U.S. issuers, which can be both U.S. dollar-based and non-U.S. dollar-based and may be currency hedged or unhedged. Fund management anticipates that under most circumstances the fund’s investments will primarily be denominated in foreign currencies. The fund may invest in securities of companies of any market capitalization.

The fund may invest in derivatives, including, but not limited to, options, futures, options on futures and swaps and foreign currency transactions, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies. The fund’s exposure to certain markets may be effected through investments in participation notes or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of securities listed in such markets. The fund may invest in shares of companies through an initial public offering.

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Emerging Markets Fund, Inc.

The investment objective of the fund is to seek long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

Under normal conditions, the fund invests at least 80% of its total assets in equity securities of issuers located in countries with developing capital markets. Equity securities consist primarily of common and preferred stocks and depositary receipts, and include securities convertible into common stock, and securities or other instruments whose price is linked to the value of common stock. A developing capital market is the market of any country that the World Bank, the International Finance Corporation, the United Nations or its authorities have determined to have a low or middle income economy. Countries with developing capital markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. For this purpose, developing capital markets include, but are not limited to, the markets of all countries that comprise the MSCI Emerging Markets Index. The fund may also invest in fixed-income securities issued by companies and governments in these countries, as well as mezzanine investments. The fund normally invests in at least three countries at any given time. The fund can invest in securities denominated in either U.S. dollars or foreign currencies. Fund management anticipates that under most circumstances the fund’s investments will primarily be denominated in foreign currencies. The fund has not established any rating or maturity criteria for the debt securities in which it may invest. From time to time the fund may invest in shares of companies through initial public offerings.

Fund management may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund’s exposure to certain markets may be effected through investments in participation notes or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of securities listed in such markets.

BlackRock Energy & Resources Portfolio

The investment objective of the fund is to provide long-term growth of capital. Under normal conditions, the fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). Equity securities include common and preferred stock, convertible securities, warrants, depositary receipts and securities or other instruments whose price is linked to the price of common stock. The fund intends to emphasize small companies but may from time to time emphasize companies of other sizes. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. The fund expects to invest primarily in developed markets, but may also invest in emerging markets.

The fund may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (commonly known as derivatives).

BlackRock Equity Dividend Fund

The investment objective of the fund is to seek long-term total return and current income. The fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The fund may also invest in convertible securities and non-convertible preferred stock. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

The fund may invest up to 25% of its total assets in securities of foreign issuers. The fund may invest in securities from any country. The fund may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies. BlackRock chooses investments for the fund that it believes will both increase in value over the long term and provide current income, focusing on investments that will do both instead of those that will favor current income over capital appreciation.

BlackRock EuroFund	The investment objective of the fund is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. For these purposes, “net assets” include any borrowings for investment purposes. Equity securities include common stock, preferred stock, securities convertible into common stock or securities or other instruments whose price is linked to the value of common stock.

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock EuroFund (continued)	Common stocks are securities representing shares of ownership of a corporation. Convertible securities are securities, such as corporate bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company. The fund currently expects that a majority of the fund’s assets will be invested in equity securities of companies in Western European countries, but may also invest in emerging markets in Eastern European countries. Within particular countries the fund considers the condition and growth potential of industry sectors and selects what fund management believes are companies with attractive valuations or good prospects for earnings growth within those sectors. The fund may invest in companies of any size. Under normal circumstances, the fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the fund would invest at least 30%) — of its total assets in foreign securities, which may include securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The fund will allocate its assets among various regions and countries (but in no less than three different foreign markets). For temporary defensive purposes the fund may deviate very substantially from the allocation described above.
BlackRock Flexible Equity Fund

The investment objective of the fund is to seek to achieve long-term total return. Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and equity-like securities and instruments with similar economic characteristics. The fund seeks to invest primarily in securities issued by North American companies. The fund may invest in companies of any capitalization size, style or sector. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock.

The fund may also invest in equity securities of foreign issuers, including securities of companies in emerging market countries. The fund may invest directly in foreign securities or indirectly through depositary receipts and similar instruments. The fund may invest in derivatives, including but not limited to, total return and credit default swaps, options, futures, options on futures and swaps, and foreign exchange transactions, for hedging purposes, as well as to enhance the return on its portfolio investments. The fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in fixed income securities when, in the view of the portfolio manager, these securities offer better risk-adjusted return potential than equity securities. The fund may invest in fixed income securities of any rating, which may include high yield securities (commonly called “junk bonds”), and the fund may invest up to 10% of its net assets in distressed securities that are in default or the issuers of which are in bankruptcy. The fund may seek to provide exposure (up to 20% of the fund’s total assets) to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in commodities such as exchange traded funds, which are designed to provide exposure to commodity markets without direct investment in physical commodities. The fund may gain such exposure to commodity markets by investing up to 20% of its total assets in a wholly-owned subsidiary of the fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. In order to seek to mitigate risk or lower overall volatility, the fund may invest up to 20% of its net assets in cash or cash equivalents.

Master Focus Growth LLC

The fund’s investment objective is long-term capital appreciation. The fund is a non- diversified fund that tries to achieve its investment objective by investing primarily in common stock of not less than 25 to not more then 45 companies that fund management believes have strong earnings and revenue growth and capital appreciation potential (also known as “aggressive growth companies”). Companies are selected through a process of both top-down macro-economic analysis of economic and business conditions, and bottom-up analysis of the business fundamentals of individual companies. The fund will emphasize common stock of companies with mid to large stock market capitalizations; however, the fund also may invest in the common stock of small companies. The stocks are selected from a universe of companies that fund management believes have above average growth potential. Fund management will make investment decisions based on judgments regarding several valuation parameters relative to anticipated rates of growth in earnings and potential rates of return on equity.

The fund generally invests at least 65% of its total assets in equity securities. Equity securities consist of common stock and American Depository Receipts (“ADRs”). The fund may invest without limitation in the securities of foreign companies in the form of ADRs.

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
Master Focus Growth LLC (continued)	In addition to ADRs, the fund may also invest up to 20% of its total assets in other forms of securities of foreign companies, including European Depositary Receipts, which are receipts typically issued in Europe evidencing an ownership arrangement with the foreign company or other securities convertible into securities of foreign companies.
BlackRock Global Dividend Portfolio

The investment objective of the fund is to seek to provide a level of current income that exceeds the average yield on global stocks generally. Additionally, the fund seeks to provide long-term capital appreciation.

Under normal circumstances, the fund will invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by fund management, in which case the fund would invest at least 30% of its assets outside of the U.S.). The fund will primarily invest in common stock, preferred stock, securities convertible into common and preferred stock and non-convertible preferred stock. The fund may invest in securities of non-U.S. issuers that can be U.S. dollar based or non-U.S. dollar based. The fund may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The fund may invest in shares of companies through IPOs and “new issues.”

The fund may invest up to 20% of total assets in global fixed-income securities, including corporate bonds, U.S. Government debt securities, non-U.S. Government and supranational debt securities (an example of such an entity is the International Bank for Reconstruction and Development (the World Bank)), asset-backed securities, mortgage-backed securities, corporate loans, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). Investment in fixed-income securities will be made on an opportunistic basis. The fund may invest in fixed-income securities of any duration or maturity.

The fund has no geographic limits in where it may invest and has no specific policy on the number of different countries in which it will invest. The fund may invest in both developed and emerging markets. The fund may emphasize foreign securities when fund management expects these investments to outperform U.S. securities. The fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the fund or to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

Under normal circumstances, the fund anticipates it will allocate a substantial amount (at least 40% or more — unless market conditions are not deemed favorable by fund management, in which case the fund would invest at least 30%) — of its total assets in foreign securities, which may include securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the fund may deviate very substantially from this allocation.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The fund is a non-diversified portfolio under the Investment Company Act.

BlackRock Global Opportunities Portfolio

The investment objective of the fund is to provide long-term capital appreciation. Under normal conditions, the fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The fund seeks to buy primarily common stock but may also invest in preferred stock and convertible securities.

The fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The fund may invest up to 25% of its total assets in global fixed income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). Investment in fixed income securities will be made on an opportunistic basis. Securities will be identified based on factors such as relative value and earnings estimate revisions.

From time to time, the fund may invest in shares of companies through IPOs. The fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.- dollar based on a hedged or unhedged basis. The fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Global Opportunities Portfolio (continued)	The fund may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).
BlackRock Global SmallCap Fund, Inc.

The investment objective of the fund is to seek long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various foreign countries and in the United States. The fund invests in a diversified portfolio primarily consisting of equity securities of small cap issuers in various foreign countries and in the United States. Equity securities consist primarily of common and preferred stocks and depositary receipts, and include securities convertible into common stock, and securities or other instruments whose price is linked to the value of common stock. Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and unsponsored Depositary Receipts.

ADRs are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. EDRs (issued in Europe) and GDRs (issued throughout the world) each evidence a similar ownership arrangement. In addition, the fund may invest in derivative securities or instruments, such as options and futures, the value of which is based on a common stock or a group of common stocks. The fund may use derivatives to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return. The derivatives that the fund may use include indexed and inverse securities, options, futures, swaps and forward foreign exchange transactions.

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small cap issuers. Small cap issuers are those whose market capitalization is similar to the market capitalization of companies in the MSCI All Country World Small Cap IndexSM at the time of the fund’s investment. As of September 30, 2013, the MSCI All Country World Small Cap IndexSM included companies with free float market capitalizations generally between $10.45 million and $8.35 billion. The market capitalizations of companies in the index change with market conditions and the composition of the MSCI All Country World Small Cap IndexSM. The fund will invest in securities of issuers from a variety of countries, including those in emerging markets. The fund may also invest in equity securities issued by emerging growth companies, which are companies of any market capitalization without a long or consistent history of earnings but that fund management believes have the potential for earnings growth over an extended period of time.

Under normal circumstances, the fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by fund management, in which case the fund would invest at least 30%) — of its total assets in foreign securities which may include securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). The fund may invest in securities denominated in any currency. For temporary defensive purposes the fund may deviate substantially from the allocation described above.

BlackRock Health Sciences Opportunities Portfolio	The investment objective of the fund is to provide long-term growth of equity capital. Under normal market conditions, the fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries. The health sciences sector can include companies in health care equipment and supplies, health care providers and services, biotechnology, and pharmaceuticals. Health Sciences and related industries can include, but are not limited to, businesses involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services, companies engaged in biotechnology and medical research and development, companies that may design, manufacture or distribute medical, dental and optical equipment and supplies, including diagnostic equipment, and companies that may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Health Sciences Opportunities Portfolio (continued)	financial support. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in health sciences or related industries, and may invest in companies located in non-U.S. countries. The fund reserves the right to invest up to 20% of total assets in other types of securities. These may include stocks of companies not associated with health sciences. The fund is classified as non-diversified under the Investment Company Act.
BlackRock International Fund

The investment objective of the fund is to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States. The fund invests primarily in stocks of companies located outside the U.S. The fund may purchase common stock, preferred stock, convertible securities and other instruments. The fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The fund may invest in securities issued by companies of all sizes but will focus mainly on medium and large capitalization companies. Companies will be located in developed countries of Europe and the Far East, and in countries with emerging capital markets anywhere in the world. The fund may invest up to 25% of its total assets in global fixed-income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds).

Fund management selects companies that it believes are undervalued or have good prospects for earnings growth. The fund chooses investments predominantly using a “bottom up” investment style using a global sector-based investment process. The fund’s allocations to particular countries are based on fund management’s evaluation of individual companies.

Under normal circumstances, the fund will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by fund management, in which case the fund would invest at least 30%) of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the fund may deviate very substantially from the allocation described above.

Fund management may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives).

Master International Index Series

The investment objective of the fund is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of fund expenses. The fund will not attempt to buy or sell securities based on the economic, financial or market analysis of the investment manager, but will instead employ a “passive” investment approach. This means that the investment manager will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the index before deduction of expenses. The fund will buy or sell securities only when the investment manager believes it is necessary to do so in order to match the performance of the index. Accordingly, it is anticipated that the fund’s portfolio turnover and trading costs will be lower than those of an “actively” managed fund. However, the fund has operating and other expenses, while an index does not. Therefore, the fund may tend to underperform its target index to some degree over time.

The fund will be substantially invested in securities in the index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the index. This policy is a non-fundamental policy of the fund and may not be changed without 60 days’ prior notice to interestholders. The fund may change its target index if the investment manager believes a different index would better enable the fund to match the performance of the market segment represented by the current index and, accordingly, the investment objective of the fund may be changed without interestholder approval.

The fund will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The fund may not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as the EAFE Index. Instead, the fund may invest in a sample of equity securities included in the EAFE Index and in derivative instruments correlated with components of the EAFE Index as a whole based on the investment manager’s optimization process, a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the index with fewer transaction costs than would be incurred through full replication.

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock International Opportunities Portfolio

The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities issued by foreign companies of any market capitalization. The fund may invest up to 40% of its net assets in stocks of issuers in emerging market countries. The fund seeks to buy primarily common stock but can also invest in preferred stock and convertible securities. From time to time the fund may invest in shares of companies through IPOs.

The fund may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

Master Large Cap Core Portfolio

The investment objective of the fund is long-term capital growth. In other words, the fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

The fund seeks to achieve its objective by investing at least 80% of its assets (which for this purpose means net assets plus any borrowings for investment purposes) in equity securities, primarily common stock, of large cap companies located in the United States that BlackRock selects from among those that are, at the time of purchase, included in the Russell 1000® Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities and other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of June 22, 2012, the most recent rebalance date, the lowest market capitalization in this group was $1.4 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index. BlackRock uses a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in its opinion, are consistent with the investment objective of the fund.

Master Large Cap Growth Portfolio

The investment objective of the fund is long-term capital growth. In other words, the fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

The fund seeks to achieve its objective by investing at least 80% of its assets (which for this purpose means net assets plus any borrowings for investment purposes) in equity securities, primarily common stock, of large cap companies located in the United States that BlackRock selects from among those that are, at the time of purchase, included in the Russell 1000® Growth Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities and other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of June 22, 2012, the most recent rebalance date, the lowest market capitalization in this group was $1.4 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index. BlackRock uses a multi-factor quantitative model to look for companies within the Russell 1000® Growth Index that, in its opinion, are consistent with the investment objective of the fund.

Master Large Cap Value Portfolio

The investment objective of the fund is long-term capital growth. In other words, the fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

The fund seeks to achieve its objective by investing at least 80% of its assets (which for this purpose means net assets plus any borrowings for investment purposes) in equity securities, primarily common stock, of large cap companies located in the United States that BlackRock selects from among those that are, at the time of purchase, included in the Russell 1000® Value Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities and other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of June 22, 2012, the most recent rebalance date, the lowest market capitalization in this group was $1.4 billion. The market capitalizations of

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
Master Large Cap Value Portfolio (continued)	companies in the index change with market conditions and the composition of the index. BlackRock uses a multi-factor quantitative model to look for companies within the Russell 1000® Value Index that, in its opinion, are consistent with the investment objective of the fund.
BlackRock Latin America Fund, Inc.

The investment objective of the fund is to seek long-term capital appreciation by investing primarily in Latin American equity and debt securities. Under normal market conditions, the fund will invest at least 80% of its total assets in Latin American securities. The fund emphasizes equity securities of companies of any market capitalization located in Latin America. The fund will not seek to invest in a large number of countries in Latin America.

Fund management chooses securities using a combination of “top down” and “bottom up” investment styles. “Top down” means that the fund seeks to allocate its investments to markets that fund management believes have the potential to outperform other markets due to economic factors such as government fiscal policies and the direction of interest rates and currency movements. “Bottom up” means that the fund also selects investments based on fund management’s assessment of the earnings prospects of individual companies.

The fund can invest in securities denominated in the currencies of Latin American countries or in other countries. Fund management may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). From time to time the fund may invest in shares of companies through initial public offerings.

BlackRock Long-Horizon Equity Fund

The investment objective of the fund is to provide high total investment return. The fund seeks to achieve its investment objective through a fully managed investment policy utilizing global equity securities. The fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Equity securities include common stock, preferred stock, convertible securities, and securities or other instruments whose price is linked to the value of common stock. The combination of equity securities will be varied from time to time both with respect to types of securities and markets and in response to changing market and economic trends. In making investment decisions, fund management conducts bottom-up, company-specific, research to identify stocks it believes have the potential to produce attractive total returns over a long-term investment horizon. In selecting equity investments, the fund mainly seeks securities that fund management believes are undervalued. When choosing investments, fund management considers various factors, including opportunities for equity investments to increase in value, expected dividends, and interest rates. The fund may invest in the securities of companies of any market capitalization. The fund may invest a portion of its assets in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein such as stock, bonds or convertible bonds issued by REITs. The fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates, and movements in the securities markets.

The fund has no geographic limits on where it may invest. The fund may invest in both developed and emerging markets. When choosing investment markets, fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in foreign securities, the fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The fund may own foreign cash equivalents or foreign bank deposits as part of the fund’s investment strategy. The fund will also invest in non-U.S. currencies. The fund may underweight or overweight a currency based on the fund management team’s outlook. In addition to its 80% policy set out above, the fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in cash investments if prospective equity returns are expected to be unattractive. Furthermore, for temporary defensive purposes and in case of unusually large cash inflows or redemptions, the fund may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short term debt obligations of corporate issuers, certificates of deposit, bankers’ acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed-income securities.

BlackRock Mid-Cap Growth Equity Portfolio	The investment objective of the fund is long-term capital appreciation. The fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies which fund management believes have above-average earnings growth potential. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Mid-Cap Growth Equity Portfolio (continued)	common stock. Although a universal definition of mid-capitalization companies does not exist, the fund generally defines these companies, at the time of the fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index (between approximately $1.275 billion and $19.075 billion as of June 30, 2012, the most recent rebalance date). In the future, the fund may define mid-capitalization companies using a different index or classification system. The fund seeks to buy primarily common stock but also can invest in preferred stock, convertible securities and other equity securities. From time to time the fund may invest in shares of companies through “new issues” or IPOs. The fund may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. Fund management also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.
BlackRock Mid Cap Value Opportunities Fund

The investment objective of the fund is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that fund management believes are undervalued and therefore represent an investment value. The fund tries to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of mid cap companies. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. Mid cap companies are companies that at the time of purchase have market capitalizations in the range of companies included in the Standard & Poor’s MidCap Value 400 Index (generally between $397 million and $12.2 billion as of March 31, 2013). This definition of mid-capitalization companies may be changed in response to changes in the market. The fund purchases securities that fund management believes have long term potential to grow in size or become more profitable or that the stock market may value more highly in the future.

Fund management places particular emphasis on stocks trading at the low end of one or more valuation measures, such as price/book value, or price/sales, price/earnings or price/cash flow ratios. Such companies also may have particular qualities that affect the outlook for such companies, including an attractive market niche. The fund purchases primarily common stock of U.S. companies in trying to meet its investment objective. The fund may also invest up to 30% of its total assets in the securities of foreign companies. The fund may invest in securities denominated in currencies other than the U.S. dollar.

BlackRock Natural Resources Trust	The investment objective of the fund is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. The fund seeks to achieve its objective by investing primarily in equity securities of companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. Equity securities include common stock, preferred stock, securities convertible into common stock , rights to subscribe for common stock, and derivative securities or instruments, such as options, the value of which is based on a common stock or group of common stocks. Natural resource assets include materials with economic value that are derived from natural sources, either directly or indirectly, such as precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), water, hydrocarbons (e.g., coal, oil and natural gas), timber land, underdeveloped real property and agricultural products (e.g., fertilizers and agricultural chemicals). The fund normally invests in a portfolio consisting of companies in a variety of natural resource related sectors, such as energy, chemicals, oil, gas, paper, mining, steel or agricultural products. Under certain circumstances, however, the fund may concentrate its investments in one or more of these sectors or in one or more issuers in the natural resources related industries. The fund focuses on investments in companies that provide exposure to commodities where existing, and projected, capacity is forecast to approach levels that represent full utilization of that capacity based upon supply and demand forecasts for the commodity. The fund is a non-diversified fund, which means that it can invest more of its assets in fewer companies than a diversified fund. The fund will normally invest in both U.S. and non-U.S. companies, including companies located in emerging markets, and in securities denominated in both U.S. dollars and foreign currencies. The fund may invest in securities of issuers with any market capitalization.
BlackRock Pacific Fund, Inc.	The investment objective of the fund is to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India. Under normal circumstances, the fund will invest at least 80% of its assets in a portfolio of

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Pacific Fund, Inc. (continued)	equity securities of companies located in Far Eastern or Western Pacific countries. For the most part, these securities will be common stock and convertible securities. Many of the companies in which the fund invests are located in markets generally considered to be emerging markets. The fund may also invest in convertible securities. The fund invests in companies it believes are undervalued relative to the market. Current income from dividends and interest will not be an important factor in selecting the securities in which the fund will invest.

Russell 1000® Index Master Portfolio

The investment objective of the fund is to match the performance of the Russell 1000® Index (the “Russell 1000”) as closely as possible before the deduction of fund expenses. The fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 1000. The fund will be substantially invested in equity securities in the Russell 1000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000.

The fund will invest in the common stocks represented in the Russell 1000 in roughly the same proportions as their weightings in the Russell 1000. As of May 31, 2012, the companies in the Russell 1000 have a market capitalization ranging from $101 million to $540.27 billion. The fund may also engage in futures transactions. At times, the fund may not invest in all of the common stocks in the Russell 1000, or in the same weightings as in the Russell 1000. At those times, the fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks chosen are similar to the Russell 1000 as a whole.

The fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Russell 1000 is concentrated.

S&P 500 Stock Master Portfolio

The fund seeks to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s (“S&P”) 500® Index. The fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total float-adjusted market value of their outstanding shares (i.e. they are weighted according to the public float which is the total market value of their outstanding shares readily available to the general marketplace for trading purposes). The percentage of the fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index.

The fund is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its benchmark index. Under normal circumstances, at least 90% of the value of the fund’s assets, plus the amount of any borrowing for investments purposes, is invested in securities comprising the S&P 500 Index.

BlackRock Science & Technology Opportunities Portfolio

The investment objective of the fund is to provide long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities issued by U.S. and non-U.S. science and technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or use of technology. The fund may invest up to 25% of its net assets in emerging market countries.

Some of the industries likely to be represented in the fund’s portfolio holdings include: application software, IT consulting and services, internet software and services, networking equipment, telecom equipment, computer hardware, computer storage and peripherals, electronic equipment and instruments, semiconductors and equipment, aerospace and defense, electrical components and equipment, biotechnology, pharmaceuticals, healthcare equipment and supplies, healthcare distribution and services, healthcare facilities, industrial gases, specialty chemicals, advanced materials, internet and catalog retail, integrated telecom services, alternative carriers and wireless telecommunication services.

The fund seeks to invest primarily in common stock but may also invest in preferred stock and convertible securities. The fund may also invest in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers. From time to time the fund may invest in shares of companies through IPOs.

The fund may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Science & Technology Opportunities Portfolio (continued)	currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).
BlackRock Small Cap Growth Equity Portfolio

The fund’s investment objective will be to seek long-term capital growth. Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock, such as derivatives. The fund seeks to buy primarily common stock but also can invest in preferred stock, convertible securities and other equity securities. The fund management team focuses on small capitalization companies that fund management believes have above average prospects for earnings growth. Although a universal definition of small-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations, at the time of the fund’s investment, comparable in size to the companies in the Russell 2000® Index (between approximately $101 million and $2.6 billion as of June 30, 2012) or the S&P SmallCap 600® Index (between $39 million and $3.3 billion as of June 30, 2012). The market capitalizations of companies in each index change with market conditions and the composition of the index. The fund will not sell a company’s securities solely because that company’s market capitalization rises above the fund’s definition of small cap company. A company’s market capitalization may go up or down due to market fluctuations. In the future, the fund may define small-capitalization companies using a different index or classification system. From time to time the fund may invest in shares of companies through “new issues” or initial public offerings.

The fund may use derivatives, including options, warrants, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the fund effectively, the fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Russell 2000® Index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the fund’s assets.

Master Small Cap Index Series

The investment objective of the fund is to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of fund expenses.

The fund will not attempt to buy or sell securities based on the economic, financial or market analysis of the investment manager, but will instead employ a “passive” investment approach. This means that the investment manager will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the index before deduction of expenses. The fund will buy or sell securities only when the investment manager believes it is necessary to do so in order to match the performance of the index. Accordingly, it is anticipated that the fund’s portfolio turnover and trading costs will be lower than those of an “actively” managed fund. However, the fund has operating and other expenses, while an index does not. Therefore, the fund may tend to underperform its target index to some degree over time.

The fund will be substantially invested in securities in the index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the index. This policy is a non-fundamental policy of the fund and may not be changed without 60 days’ prior notice to interestholders. The fund may change its target index if the investment manager believes a different index would better enable the fund to match the performance of the market segment represented by the current index and, accordingly, the investment objective of the fund may be changed without interestholder approval. The fund may not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. Instead, the fund might invest in a sample of the stocks included in the Russell 2000 based on the investment manager’s optimization process, a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the index with fewer

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
Master Small Cap Index Series (continued)	transaction costs than would be incurred through full replication. The fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Russell 2000 as a whole.
BlackRock U.S. Opportunities Portfolio

The investment objective of the fund is to provide long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. Although a universal definition of emerging capitalization companies does not exist, the fund generally defines these companies, at the time of the fund’s investment, as those with market capitalizations comparable in size to those within the universe of the Russell Midcap® Index stocks (between approximately $1.35 billion and $17.40 billion as of June 22, 2012, the most recent rebalance date). In the future, the fund may define emerging capitalization companies using a different index or classification system.

The fund seeks to buy primarily common stock but can also invest in preferred stock and convertible securities. From time to time the fund may invest in shares of companies through IPOs.

The fund may, when consistent with the fund’s investment objectives, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives).

The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. The fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk.

Master Value Opportunities LLC

The investment objective of the fund is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the fund believes have special investment value and emerging growth companies regardless of size.

The fund invests primarily in common stock of small companies and emerging growth companies that fund management believes have special investment value. This means that the fund seeks to invest in companies that fund management believes to be undervalued. A company’s stock is undervalued when the stock’s current price is less than what the fund believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which fund management believes the company will recover.

For these purposes, small companies are defined as companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® or the S&P SmallCap 600® at the time of the fund’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered small market capitalization companies. As of March 31, 2013, the Russell 2000® included companies with capitalizations up to $3.2 billion and the S&P SmallCap 600® included companies with capitalizations up to $1.4 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index. Emerging growth companies are defined as companies of any market capitalization without a long or consistent history of earnings but that fund management believes have the potential for earnings growth over an extended period of time.

Equity securities in which the fund may invest include common stock, preferred stock, securities convertible into common stock, and index securities that are based on a group of common stocks. The fund may invest in derivative instruments, such as options and futures, the values of which are based on a common stock or group of common stocks. The fund may also use derivatives to hedge its investment portfolio against market and currency risks as well as to increase the return on its portfolio investments. The derivatives that the fund may use include, but are not limited to, futures, forwards, options, and indexed securities.

The fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in foreign companies. It is anticipated that in the immediate future, the fund will invest not more than 30% of its total assets in the securities of foreign issuers, including issuers in emerging markets.

FIXED-INCOME FUNDS

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Core Bond Portfolio

The investment objective of the fund is to seek to maximize total return, consistent with income generation and prudent investment management. The fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. As of December 31, 2012, the average duration of the benchmark, the Barclays U.S. Aggregate Bond Index, was 4.5 years, as calculated by BlackRock.

The fund may invest up to 25% of its assets in assets of foreign issuers, of which 10% (as a percentage of the fund’s assets) may be invested in emerging markets issuers. Up to 10% of the fund’s assets may be exposed to non-US currency risk. A bond of a foreign issuer, including an emerging market issuer, will not count toward the 10% limit on non-US currency exposure if the bond is either (i) US dollar-denominated or (ii) non-US dollar-denominated, but hedged back to US dollars. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds.

The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may use derivative instruments to hedge its investments or seek to enhance returns. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

The fund seeks maximum long term total return. The fund invests primarily in a global portfolio of fixed-income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or unhedged basis). Fixed-income securities are debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. Emerging markets include, but are not limited to, countries that are included in the J.P. Morgan GBI-EM Global Diversified Index. The fund will invest at least 80% of its assets in fixed-income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to an emerging market. Fund management considers securities to be tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer’s securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The full spectrum of available investments, including non-investment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized in satisfying the fund’s 80% policy. It is possible that up to 100% of the fund’s assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the fund invests will have sovereign ratings that are below investment grade or will be unrated. The fund may invest a significant portion of its assets in one country. The fund may gain exposure to currencies by investing in bonds of emerging market issuers denominated in any currency. The fund may also gain exposure to currencies through the use of cash and derivatives. The fund may also buy when-issued securities and participate in delayed delivery transactions.

The management team may, when consistent with the fund’s investment objective, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls, which involve a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price). The fund may invest up to 10% of its assets in equity securities.

FIXED-INCOME FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Floating Rate Income Portfolio

The primary investment objective of the fund is to seek to provide high current income, with a secondary objective of long-term capital appreciation. The fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the fund to achieve a floating rate of income. These investments may include but are not limited to, any combination of the following securities: (i) senior secured floating rate loans or debt; (ii) second lien or other subordinated or unsecured floating rate loans or debt; and (iii) fixed-rate loans or debt with respect to which the fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating rate interest payments. The fund may also purchase, without limitation, participations or assignments in senior floating rate loans or second lien floating rate loans. For purposes of the fund’s investments, the term debt includes investments in convertible or preferred securities.

The fund may invest in investments of any credit quality without limitation, including investments rated below investment grade. The fund anticipates that, under current market conditions, a substantial portion of its portfolio will consist of leveraged loans rated below investment grade and similar investments. The fund may also purchase, without limitation, participations or assignments in senior floating rate loans or second lien floating rate loans. For purposes of the fund’s investments, the term debt includes investments in convertible or preferred securities. The fund may invest in investments of any credit quality without limitation, including investments rated below investment grade. The fund anticipates that, under current market conditions, a substantial portion of its portfolio will consist of leveraged loans rated below investment grade and similar investments. These investments are expected to exhibit credit risks similar to high yield securities, which are commonly referred to as “junk bonds.”

The fund may invest up to 20% of its assets in fixed-income securities with respect to which the fund has not entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. Such fixed-income securities include, but are not limited to, corporate bonds, preferred securities, convertible securities, mezzanine investments, collateralized loan obligations, senior loans, second lien loans, structured products and U.S. government debt securities.

The fund’s investments in any floating rate and fixed-income securities may be of any duration or maturity. The Fund may invest in securities of foreign issuers, including issuers located in emerging markets, without limitation. The fund may also invest up to 15% of its assets in illiquid securities. The fund may also invest in companies whose financial condition is uncertain, where the borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, or that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

The fund may invest up to 10% of its assets in common stocks or other equity securities. In addition, the fund may acquire and hold such securities (or rights to acquire such securities) in unit offerings with fixed-income securities, in connection with an amendment, waiver, conversion or exchange of fixed-income securities, in connection with the bankruptcy or workout of a distressed fixed-income security, or upon the exercise of a right or warrant obtained on account of a fixed-income security.

The fund may buy or sell options or futures on a security or an index of securities, buy or sell options on futures or enter into credit default swaps and interest rate or foreign currency transactions, including swaps and forward contracts (collectively, commonly known as derivatives). The fund may use derivatives for hedging purposes, but is not required to, as well as to increase the total return on its portfolio investments.

BlackRock GNMA Portfolio	The investment objective of the fund is to seek to maximize total return, consistent with income generation and prudent investment management. Under normal circumstances, the fund normally invests at least 80% of its assets in Ginnie Mae securities. Ginnie Mae securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors. Ginnie Mae securities are backed by the full faith and credit of the United States and are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. The fund invests primarily in securities issued by Ginnie Mae as well as other U.S. Government securities. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies. The fund measures its performance against the Barclays GNMA MBS Index (the benchmark). Under normal circumstances, the fund seeks to maintain an average portfolio duration that is within ±1 year of the duration of the benchmark.

FIXED-INCOME FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock GNMA Portfolio (continued)

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

BlackRock High Yield Bond Portfolio

The investment objective of the fund is to seek to maximize total return, consistent with income generation and prudent investment management.

The fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds. The high yield securities (commonly called “junk bonds”) acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P or Ba or lower by Moody’s) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 30% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The fund may also invest in convertible and preferred securities. Convertible securities will be counted toward the fund’s 80% policy to the extent they have characteristics similar to the securities included within that policy.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities.

The fund can also invest, to the extent consistent with its investment objective, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may use derivative instruments to hedge its investments or to seek to enhance returns. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

BlackRock Inflation Protected Bond Portfolio

The investment objective of the fund is to seek to maximize real return, consistent with preservation of real capital and prudent investment management. Under normal circumstances, the fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations.

The fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays Global Real: U.S. TIPS Index.

The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

The fund is non-diversified under the Investment Company Act, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

FIXED-INCOME FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock International Bond Portfolio

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

The fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in non-U.S. currencies, and the fund may underweight or overweight a currency based on the fund management team’s outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The fund considers non-U.S. issuers to include (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The fund will allocate its assets among various regions and countries (but in no less than three different countries). For temporary defensive purposes the fund may deviate very substantially from the allocation described above. The management team will normally attempt to structure the fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund’s investment objective, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls, which involves the sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price).

BlackRock Investment Grade Bond Portfolio

The investment objective of the fund is to seek to maximize total return, consistent with income generation and prudent investment management. Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds and investments that are the economic equivalent of investment grade bonds. For purposes of the fund’s 80% policy, these include, but are not limited to, corporate bonds, commercial and residential mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, municipal securities, preferred securities, pass-throughs, U.S. Treasuries and agency securities, securities issued or guaranteed by foreign governments, their agencies or instrumentalities, and derivative instruments with similar economic characteristics.

The fund invests primarily in fixed-income securities that are rated in the four highest rating categories by at least one of the recognized rating agencies (Baa or better by Moody’s Investor Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”)) or are determined by the management team to be of similar quality. Securities rated in any of the four highest rating categories are known as “investment grade” securities. The fund maintains an average portfolio duration that is between 0 and 10 years.

The fund may invest without limitation in investment grade U.S. dollar-denominated instruments of issuers in each of U.S. and non-U.S. markets. The fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in any combination of non-investment grade instruments (commonly known as “high yield” or “junk” bonds) and non-U.S. dollar-denominated instruments. The fund’s investment in non-U.S. dollar-denominated instruments may be on a currency hedged or unhedged basis. Non-investment grade instruments are instruments that, at the time of acquisition, are rated in the lower rating categories of the major rating agencies (BB or lower by S&P or Fitch or Ba or lower by Moody’s) or are determined by the management team to be of similar quality. The fund may invest in securities rated C and above or determined by the management team to be of comparable quality. Split rated instruments will be considered to have the higher credit rating. Split rated instruments are instruments that receive different ratings from two or more rating agencies.

The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to

FIXED-INCOME FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Investment Grade Bond Portfolio (continued)	the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as repurchase agreements, reverse repurchase agreements or dollar rolls). The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
BlackRock Low Duration Bond Portfolio

The investment objective of the fund is to seek to maximize total return, consistent with income generation and prudent investment management. The fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±1% of the duration of the benchmark. The benchmark has an average duration between 1 and 3 years.

The fund normally invests at least 80% of its assets in debt securities.

The fund may invest up to 10% of its assets in non-investment grade bonds (commonly called “high yield” or “junk bonds”). The fund may also invest up to 25% of its assets in assets of foreign issuers, of which 10% (as a percentage of the fund’s assets) may be invested in emerging markets issuers. Up to 10% of the fund’s assets may be exposed to non-US currency risk. A bond of a foreign issuer, including an emerging market issuer, will not count toward the 10% limit on non-US currency exposure if the bond is either (i) US dollar-denominated or (ii) non-US dollar-denominated, but hedged back to US dollars.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may use derivative instruments to hedge its investments or to seek to enhance returns. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

BlackRock Secured Credit Portfolio

The investment objective of the fund is to seek to provide high current income, with a secondary objective of long-term capital appreciation. The fund normally invests at least 80% of its assets in secured instruments, including bank loans and bonds, issued primarily, but not exclusively, by below investment grade (below the fourth highest rating of the major rating agencies) issuers. The fund may invest in instruments of any credit quality without limitation, including instruments rated below investment grade. The fund anticipates that, under current market conditions, substantially all of its portfolio will consist of instruments rated below investment grade (or determined by the management team to be of similar quality), which are commonly referred to as “junk bonds.”

Collateral supporting the secured instruments generally includes, but is not limited to, all the tangible and intangible assets of the borrower and, in some cases, specific assets of the borrower. The fund will typically invest in senior secured loans and bonds; however, to a lesser extent the fund may invest in subordinated loans and bonds and unsecured debt. The fund may invest in floating rate and fixed income securities of any duration or maturity. The fund may invest in securities of foreign issuers, including issuers located in emerging markets, without limitation.

The fund may also invest in companies whose financial condition is uncertain, where the borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, or that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

The fund may also invest up to 15% of its assets in illiquid securities.

The fund may invest up to 20% of its assets in corporate bonds, commercial and residential mortgage-backed securities, mezzanine investments, CBOs, CDOs, CMOs, asset-backed securities, convertible bonds, U.S. Government mortgage-related securities, U.S. Treasuries and agency securities, preferred securities, and equity securities or derivatives tied to the performance of these securities.

The fund may use derivatives for hedging purposes, as well as to increase the total return on its portfolio investments. The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Master Total Return Portfolio

The primary objective of the fund is to realize a total return that exceeds that of the Barclays U.S. Aggregate Bond Index.

The fund typically invests more than 90% of its assets in a diversified portfolio of fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed

FIXED-INCOME FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
Master Total Return Portfolio (continued)

securities, convertible securities, preferred securities and government obligations. Both U.S. and foreign companies and governments may issue these securities. Under normal circumstances, the fund invests at least 80% of its assets in bonds and invests primarily in investment grade fixed-income securities. The fund may invest in fixed-income securities of any duration or maturity.

The fund may invest up to 30% of its net assets in securities of foreign issuers, of which 20% (as a percentage of the fund’s net assets) may be in emerging markets issuers. Investments in U.S. dollar-denominated securities of foreign issuers, excluding issuers from emerging markets, are permitted beyond the 30% limit. This means that the fund may invest in such U.S dollar- denominated securities of foreign issuers without limit. The fund may also invest in derivative securities for hedging purposes or to increase the return on its investments. The fund may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities. The fund may also enter into reverse repurchase agreements and dollar rolls.

The fund may invest up to 20% of its net assets in fixed-income securities that are rated below investment grade by at least one of the recognized rating agencies or in unrated securities of equivalent credit quality.

BlackRock U.S. Government Bond Portfolio

The investment objective of the fund is to seek to maximize total return, consistent with income generation and prudent investment management. Under normal circumstances, the fund invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Barclays U.S. Government/Mortgage Index.

Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the fund’s dollar-weighted average maturity will be between 3 and 10 years.

The fund evaluates sectors of the bond market and individual securities within these sectors. The fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds.

The fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

BlackRock U.S. Mortgage Portfolio

The investment objective of the fund is to seek high total return. The fund invests primarily in mortgage-related securities. The securities in which the fund may invest include U.S. government securities, U.S. government agency securities, securities issued by U.S. government instrumentalities and U.S. government-sponsored enterprises, and other mortgage-backed securities or mortgage-related securities issued by the U.S. government or by private issuers. Under normal circumstances, the fund will invest at least 80% of its assets in mortgage-backed securities and other mortgage-related securities that are issued by issuers located in the United States.

The fund seeks to achieve its investment objective by selecting securities of any maturity issued or guaranteed by the U.S. government, by various agencies of the U.S. government, by various instrumentalities that have been established or sponsored by the U.S. government, or securities issued by banks or other financial institutions. Some of these securities are issued and/or guaranteed by the U.S. government and are supported by the full faith and credit of the United States. Other securities are issued or guaranteed by Federal agencies or government-sponsored enterprises and are not direct obligations of the United States, and are not backed by the full faith and credit of the United States, but involve sponsorship or guarantees by government agencies or enterprises.

The fund may invest in non-agency securities issued by banks and other financial institutions, including non-agency mortgage-related securities. Non-agency securities are not backed by the

FIXED-INCOME FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock U.S. Mortgage Portfolio (continued)

full faith and credit of the United States and do not involve sponsorship or guarantees by government agencies or enterprises. The fund may invest a substantial portion of its assets in non-agency mortgage-related securities that are rated below investment grade. For purposes of determining a bond’s credit rating, split rated bonds will be considered to have the higher credit rating. The fund may also participate in TBA Transactions and enter into dollar rolls. A TBA Transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future, generally 30 days later. The actual pools of mortgage-backed securities delivered in a TBA Transaction typically are not determined until two days prior to settlement date.

A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

BlackRock World Income Fund, Inc.

The fund seeks high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units. The fund mainly invests in bonds and other fixed income securities, including preferred stock, that periodically pay interest or dividends. Fixed income securities are securities that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times. These securities may be denominated and pay interest in U.S. dollars or other currencies and may be issued by U.S. or foreign governments or corporations. The fund will spread its investments among different types of fixed income securities and different countries based upon fund management’s analysis of the yield, maturity and currency considerations affecting these securities. The fund may invest in U.S. and foreign government and corporate fixed income securities, including junk bonds and unrated securities. The fund normally will invest at least 90% of its assets in fixed income securities, and may invest up to 100% of its assets in securities classified as junk bonds.

Under normal circumstances, the fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the fund may deviate very substantially from the allocation described above.

The fund may invest in securities of any maturity or duration. The average maturity of the fund’s portfolio securities will vary based upon BlackRock’s view of economic and market conditions. However, the fund does not expect the average maturity of its portfolio to exceed fifteen years.

Fund management presently expects that the fund will invest primarily in securities denominated in the currencies represented in the J. P. Morgan Global Government Bond Broad Index, but the fund also can invest in securities denominated in other currencies. Issuers of securities may not always be located in the country in whose currency the securities are denominated. The fund’s investments ordinarily will be denominated in at least three currencies. No set portion of the fund’s investments is required to be denominated in any particular currency. Substantially all of the fund’s investments may be denominated in a single currency, including U.S. dollars.

The fund may invest in several different kinds of securities issued by the U.S. Government. These include U.S. Treasury obligations (bills, notes and bonds) that have different interest rates and maturities and are issued at different times. These securities are backed by the full faith and credit of the U.S. Government. The fund also may invest in obligations issued or guaranteed by U.S. Government agencies or other U.S. Government organizations. These include but are not limited to government guaranteed mortgage-related or asset-backed securities. Some of these securities may be backed by the full faith and credit of the U.S. Treasury, some may be supported by the right of the issuer to borrow from the U.S. Treasury, and some are backed only by the credit of the issuer itself.

The obligations of foreign governments and their related organizations have various kinds of government support. These obligations may or may not be supported by the full faith and credit of a foreign government. The fund may invest in securities issued by international organizations designated or supported by governments or government agencies to promote economic

FIXED-INCOME FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock World Income Fund, Inc. (continued)

reconstruction or development. The debt securities in which the fund invests may include credit-linked notes, credit-linked trust certificates, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities. In addition, the fund may invest in corporate loans.

The fund may use a variety of portfolio strategies to hedge its portfolio against interest rate and currency risk, or to seek to enhance its return. These strategies include the use of derivatives, such as options on portfolio positions or currencies, financial and currency futures and options on these futures, forward foreign currency transactions, indexed and inverse securities, interest rate swaps and credit default swaps. Derivatives are financial instruments whose value is derived from another security or an index such as the J. P. Morgan Global Government Bond Broad Index.

MONEY MARKET FUND
TempFund	The investment objective of the fund is to seek as high a level of current income as is consistent with liquidity and stability of principal. The fund invests in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial obligations and repurchase agreements. The fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less. The fund may also invest in mortgage- and asset-backed securities, short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions and derivative securities such as beneficial interests in municipal trust certificates and partnership trusts, variable and floating rate instruments and when-issued and delayed delivery securities. The fund seeks to maintain a net asset value of $1.00 per share. The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act, and other rules of the SEC.

Account Information

How to Choose the Share Class that Best Suits Your Needs

The Fund currently offers multiple share classes (Investor A, Investor B, Investor C and Institutional Shares in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“ PNC”) and their respective affiliates) (each a “Financial Intermediary”) can help you determine which share class is best suited to your personal financial goals. Investor A Shares, Investor B Shares and Investor C Shares are sometimes referred to herein collectively as “Investor Shares.”

For example, if you select Institutional Shares of the Fund, you will not pay any sales charge. However, only certain investors may buy Institutional Shares. If you select Investor A Shares of the Fund, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Investor C Shares of the Fund, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor C Shares within one year. Classes with lower expenses will have higher net asset values and dividends relative to other share classes.

Investor B Shares are offered on a very limited basis as described below. Investor B Shares are subject to ongoing service and distribution fees and may be subject to a deferred sales charge.

The Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock.

The table below and on the following pages summarizes key features of each of the share classes offered by this prospectus.

Share Classes at a Glance1

	Investor A	Investor B	Investor C2,3	Institutional
Availability	Generally available through Financial Intermediaries.	Available only through exchanges and dividend reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.	Generally available through Financial Intermediaries.

Limited to certain investors, including:

•  Current Institutional shareholders that meet certain requirements.

•  Certain employer-sponsored retirement plans.

•  Participants in certain programs sponsored by BlackRock or its affiliates, or other Financial Intermediaries.

•  Certain employees of BlackRock or its affiliates.

Minimum Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan (“AIP”).	Investor B Shares are not generally available for purchase (see above).	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an AIP.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

	Investor A	Investor B	Investor C2,3	Institutional
Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges are available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No. (May be charged for purchases of $1 million or more that are redeemed within 18 months.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No.
Distribution and Service (12b-1) Fees?	No Distribution Fee. 0.25% Annual Service Fee.	0.75% Annual Distribution Fee. 0.25% Annual Service Fee.	0.75% Annual Distribution Fee. 0.25% Annual Service Fee.	No.
Redemption Fees?	No.	No.	No.	No.
Conversion to Investor A Shares?	N/A	Yes, automatically after approximately eight years.	No.	No.
Advantage	Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.	No up-front sales charge so you start off owning more shares.	No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to Investor A Shares.	No up-front sales charge so you start off owning more shares. No distribution or service fee.
Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares.	Limited availability. You pay ongoing distribution fees each year you own Investor B Shares, which means that over the long term you can expect higher total fees per share than Investor A Shares and, as a result, lower total performance.	You pay ongoing distribution fees each year you own Investor C Shares, which means that over the long term you can expect higher total fees per share than Investor A Shares and, as a result, lower total performance.	Limited availability.
[1]	Please see “Details About the Share Classes” for more information about each share class.
[2]

If you establish a new account directly with the Fund and do not have a Financial Intermediary associated with your account, you may only invest in Investor A Shares. Applications without a Financial Intermediary that select Investor C Shares will not be accepted.

[3]	The Fund will not accept a purchase order of $500,000 or more for Investor C Shares. Your Financial Intermediary may set a lower maximum for Investor C Shares.

The following pages will cover the additional details of each share class, including the Institutional Share requirements, the sales charge table for Investor A Shares, reduced sales charge information, Investor B and Investor C Share CDSC information, and sales charge waivers.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Details About the Share Classes

Investor A Shares — Initial Sales Charge Options

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment[1]	Dealer Compensation as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over[2]	0.00%	0.00%	—[2]
[1]	Rounded to the nearest one-hundredth percent.
[2]

If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the Financial Intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 0.75% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Fund dividends or capital gains.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Sales Charge Option” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, the right of accumulation, the reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below).

Reductions or eliminations through a Letter of Intent or the right of accumulation will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) owned by (a) the investor, or (b) the investor’s spouse and any children and a trust, custodial account or fiduciary account for the benefit of any such individuals. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together.

Qualifying Holdings — Investor Shares, Institutional Shares (in most BlackRock Funds) and investments in the BlackRock CollegeAdvantage 529 Program.

Qualifying Holdings may include shares held in accounts held at a Financial Intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the Letter of Intent and right of accumulation, the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employer-sponsored retirement plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of the Fund, the investor should inform the Financial Intermediary and/or BlackRock Funds of any other shares of the Fund or any other BlackRock Fund that qualify for a reduced sales charge. Failure by the investor to notify the Financial Intermediary or BlackRock Funds may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The Financial Intermediary or BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Fund and/or the Financial Intermediary or BlackRock Funds may not be able to maintain this information.

For more information, see the SAI or contact your Financial Intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A, Investor C and/or Institutional Shares and/or make an investment through the BlackRock CollegeAdvantage 529 Program in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Right of Accumulation

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A and A1, Investor B, B1 and B3, Investor C, C1, C2 and C3, and Institutional Shares in most BlackRock Funds and the investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and children may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial Intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Financial Intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

The following persons may also buy Investor A Shares without paying a sales charge:

■	Certain employer-sponsored retirement plans. For purposes of this sales charge waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs;

■

Rollovers of current investments through certain employer-sponsored retirement plans, provided the shares are transferred to the same BlackRock Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a BlackRock IRA through an account directly with the Fund; or purchases by IRA programs that are sponsored by Financial Intermediary firms provided the Financial Intermediary firm has entered into a Class A Net Asset Value agreement with respect to such program with the Distributor;

■	Insurance company separate accounts;

■	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund;

■	Persons participating in a fee-based program (such as a wrap account) under which they pay advisory fees to a broker-dealer or other financial institution;

■

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

■

Persons associated with the Fund, the Fund’s manager, the Fund’s sub-advisers, transfer agent, Distributor, fund accounting agents, Barclays PLC (“Barclays”) and their respective affiliates (to the extent permitted by these firms) including: (a) officers, directors and partners; (b) employees and retirees; (c) employees of firms who have entered into selling agreements to distribute shares of BlackRock Funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d); and

■	State sponsored 529 college savings plans.

The availability of Investor A Shares sales charge waivers may depend on the policies, procedures and trading platforms of your Financial Intermediary; consult your financial adviser.

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 0.75% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see “Contingent Deferred Sales Charge Waivers.”

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Investor B and Investor C Shares — Deferred Sales Charge Options

Investor B Shares are currently available for purchase only through exchanges and dividend reinvestments by current holders of Investor B Shares and for purchase by certain employer-sponsored retirement plans. If you select Investor C Shares of the Fund, you do not pay an initial sales charge at the time of purchase. However, if you redeem your

Investor B Shares within six years after purchase or your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge. The charge will apply to the lesser of the original cost of shares being redeemed or the proceeds of your redemption. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. You will also pay distribution fees of 0.75% and service fees of 0.25% for both classes of shares each year.

Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Financial Intermediary who assists you in purchasing Fund shares.

The Distributor currently pays dealers a sales concession of 4.00% of the purchase price of Investor B Shares from its own resources at the time of sale. The Distributor also normally pays the annual Investor B Shares service fee to dealers as a shareholder servicing fee on a monthly basis. The Distributor normally retains the Investor B Shares distribution fee.

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C Shares from its own resources at the time of sale. The Distributor pays the annual Investor C Shares distribution fee and the annual Investor C Shares service fee as an ongoing concession and as a shareholder servicing fee, respectively, to dealers for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. For certain employer-sponsored retirement plans, the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession. The foregoing may depend on the policies, procedures and trading platforms of your Financial Intermediary; consult your financial adviser.

Investor B Shares

If you redeem Investor B Shares within six years after purchase, you may be charged a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. When you redeem Investor B Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor B Shares that are not subject to the deferred sales charge are redeemed first. After that, the Fund redeems the shares that have been held the longest. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge[1]
0 – 1	4.50%
1 – 2	4.00%
2 – 3	3.50%
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	0.00%
[1]

The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another BlackRock Fund, the original deferred sales charge schedule will apply.

Any CDSC paid on a redemption of Investor B Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Your Investor B Shares convert automatically into Investor A Shares approximately eight years after purchase. Any Investor B Shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A Shares are subject to lower annual expenses than Investor B Shares. The conversion of Investor B Shares to Investor A Shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Investor B Shares of different BlackRock Funds. For example, Investor B Shares of fixed-income funds typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B Shares in an exchange from another BlackRock Fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B Shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C Shares

If you redeem Investor C Shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Investor C Shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor Shares may be reduced or waived in certain circumstances, such as:

■	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Fund through such plans;

■	Exchanges pursuant to the exchange privilege, as described in “How to Buy, Sell, Exchange and Transfer Shares — How to Exchange Shares or Transfer your Account”;

■	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2;

■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006;

■	Redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or an affiliate;

■

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

■	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares;

■	Involuntary redemptions made of shares in accounts with low balances;

■	Certain redemptions made through the Systematic Withdrawal Plan offered by the Fund, BlackRock or an affiliate;

■	Redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and

■	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your Financial Intermediary can help you determine whether you are eligible to buy Institutional Shares. The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

Eligible Institutional investors include the following:

■	Investors who currently own Institutional Shares of the Fund may make additional purchases of Institutional Shares of the Fund directly from the Fund;

■	Institutional and individual retail investors with a minimum investment of $2 million who purchase directly from the Fund;

■	Certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs;

■	Investors in selected fee-based programs;

■	Clients of registered investment advisers who have $250,000 invested in the Fund;

■

Trust department clients of PNC Bank and Bank of America, N.A. and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets;

■	Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor;

■	Holders of certain Bank of America Corporation (“BofA Corp.”) sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of the Fund; and

■	Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, BofA Corp., PNC, Barclays or their respective affiliates.

Distribution and Service Payments

The Trust, on behalf of the Fund, has adopted a plan (the “Plan”) with respect to the Investor Shares that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plan, Investor B and Investor C Shares pay a distribution fee to the Distributor and/or its affiliates, including PNC and its affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC for sales support services provided in connection with the sale of Investor B and Investor C Shares. The distribution fees may also be used to pay Financial Intermediaries for sales support services and related expenses. All Investor B and Investor C Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the Fund attributable to Investor B and Investor C Shares. Institutional and Investor A Shares do not pay a distribution fee.

Under the Plan, the Trust also pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of the Fund to Financial Intermediaries for providing support services to their customers who own Investor Shares of the Fund. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor Shares of the Fund. All Investor Shares pay a shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor Shares;

■	Assisting customers in choosing and changing dividend options, account designations and addresses; and

■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares. Because the fees paid by the Fund under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B and Investor C Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Fund

In addition to, rather than in lieu of, fees that the Fund may pay to a Financial Intermediary pursuant to the Plan and fees the Fund pays to its transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Fund or for these other services to the Fund and its shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Financial Intermediary for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your Financial Intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, exchanging or transferring shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason. In addition, the Fund may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in the Fund may be transferred to that state.

How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	First, select the share class appropriate for you

Refer to the “Share Classes at a Glance” table in this prospectus (be sure to read this prospectus carefully). When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional Shares, you will receive Investor A Shares).

Certain factors, such as the amount of your investment, your time frame for investing and your financial goals, may affect which share class you choose. Your Financial Intermediary can help you determine which share class is appropriate for you.

Next, determine the amount of your investment

Refer to the minimum initial investment in the “Share Classes at a Glance” table of this prospectus. Be sure to note the maximum investment amounts in Investor C Shares.

See “Account Information — Details About the Share Classes” for information on a lower initial investment requirement for certain Fund investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

Have your Financial Intermediary submit your purchase order

The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain Financial Intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after that time will be priced at the net asset value determined on the next business day.

A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in the Fund’s “Fees and Expenses” table. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial Intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for accounts held directly with BlackRock)	To purchase shares directly from BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to “BlackRock Funds” to the Transfer Agent at the address on the application.
Add to Your Investment	Purchase additional shares	For Investor A and Investor C Shares, the minimum investment for additional purchases is generally $50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum for additional purchases). The minimums for additional purchases may be waived under certain circumstances. Institutional Shares have no minimum for additional purchases.

How to Buy Shares (continued)

	Your Choices	Important Information for You to Know

Add to Your Investment (continued)	Have your Financial Intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your Financial Intermediary. For more details on purchasing by Internet see below.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

Purchase in Writing: You may send a written request to BlackRock at the address on the back cover of this prospectus.

Purchase by VRU: Investor Shares may also be purchased by use of the Fund’s automated voice response unit service (“VRU”) at (800) 441-7762.

Purchase by Internet: You may purchase your shares and view activity in your account by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using the Automated Clearing House (“ACH”) will have a trade date that is the day after the purchase is made.

Certain institutional clients’ purchase orders of Institutional Shares placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your Financial Intermediary or BlackRock for further information. The Fund limits Internet purchases in Investor Shares of the Fund to $25,000 per trade. Different maximums may apply to certain institutional investors.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762 or contact your Financial Intermediary (if your account is not held directly with BlackRock).
Participate in the Automatic Investment Plan (“AIP”)

BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.

Refer to the “Account Services and Privileges” section of this prospectus for additional information.

How to Pay for Shares	Making payment for purchases

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary, but in no event later than 4:00 p.m. (Eastern time) on the third business day (in the case of Investor Shares) or the first business day (in the case of Institutional Shares) following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Fund.

For shares purchased directly from the Fund, a check payable to BlackRock Funds which bears the name of the Fund you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the Fund to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order

You can make redemption requests through your Financial Intermediary. Shareholders should indicate whether they are redeeming Investor A, Investor B, Investor C or Institutional Shares. The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Financial Intermediaries may charge a fee to process a redemption of shares.

The Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming

Redeem by Telephone: You may redeem Investor Shares held directly with BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through ACH or wire transfer. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details.

You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find alternative redemption methods below.

Redeem by VRU: Investor Shares may also be redeemed by use of the Fund’s automated VRU service. Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock, P.O. Box 9819, Providence, Rhode Island 02940-8019 or for overnight delivery, 4400 Computer Drive, Westborough, Massachusetts 01588. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Payment of Redemption Proceeds

Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer.

How to Sell Shares (continued)

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)

Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by the Fund.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours), provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally sent on the next business day following redemption on which the Fund’s custodian is open for business.

The Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by the Fund.

***

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Exchange Shares or Transfer Your Account

	Your Choices	Important Information for You to Know

Exchange Privilege	Selling shares of one fund to purchase shares of another BlackRock Fund (“exchanging”)

Investor and Institutional Shares of the Fund are generally exchangeable for shares of the same class of another BlackRock Fund.

You can exchange $1,000 or more of Investor A, Investor B or Investor C Shares from one fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor A, Investor B or Investor C Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of the Fund may make exchanges into Institutional Shares of other BlackRock Funds except for investors holding shares through certain client accounts at Financial Intermediaries that are omnibus with the Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares.

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors.

Some of the BlackRock Funds impose a different initial or deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

To exercise the exchange privilege, you may contact your Financial Intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com/funds, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Fund has the right to reject any telephone request for any reason.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short-Term Trading Policy” below. For Federal income tax purposes, a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other Financial Intermediary before making an exchange request.

Transfer Shares to Another Financial Intermediary	Transfer to a participating Financial Intermediary

You may transfer your shares of the Fund only to another Financial Intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Transfer to a non-participating Financial Intermediary

You must either:

• Transfer your shares to an account with the Fund; or

• Sell your shares, paying any applicable deferred sales charge.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your Financial Intermediary for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan	Allows systematic investments on a periodic basis from your checking or savings account.	BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the Automatic Investment Plan application. The minimum investment amount for an automatic investment is $50 per portfolio. This is no longer available for purchase of Investor B Shares. If a shareholder has an AIP for purchase of Investor B Shares, the investor must redirect investment into Investor A or Investor C Shares.
Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to a special payee. Please call (800) 441-7762 for details. If investing in another BlackRock Fund, the receiving fund must be open to new purchases.
EZ Trader	Allows an investor to purchase or sell Investor Shares by telephone or over the Internet through ACH.

(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your Financial Intermediary if your account is held elsewhere.)

Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or Internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Systematic Exchange Plan	This feature can be used by investors to systematically exchange money from one fund to up to four other funds.	A minimum of $10,000 in the initial BlackRock Fund is required, and investments in any additional funds must meet minimum initial investment requirements.
Systematic Withdrawal Plan (“SWP”)	This feature can be used by investors who want to receive regular distributions from their accounts.

To start an SWP, a shareholder must have a current investment of $10,000 or more in a BlackRock Fund.

Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours’ notice. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A, Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A, Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A, Investor B or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Ask your Financial Intermediary for details.

Reinstatement Privilege	If you redeem Investor A or Institutional Shares, and within 60 days buy new Investor A Shares of the same or another BlackRock Fund (equal to all or a portion of the redemption amount), you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the Financial Intermediary of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Fund’s Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act;

■

Postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (“Fund Minimum”), and may take one of two actions if the balance in the Fund falls below the Fund Minimum.

First, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $250 for any reason, including market fluctuation. You will be notified that the value of your account is less than $250 before the Fund makes an involuntary redemption. The notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $250 before the Fund makes an involuntary redemption or to the Fund Minimum in order not to be assessed an annual low balance fee of $20, as set forth below. This involuntary redemption may not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, accounts established under the Uniform Gifts or Transfers to Minors Acts, and certain intermediary accounts.

Second, the Fund charges an annual $20 low balance fee on all fund accounts that have a balance below the Fund Minimum for any reason, including market fluctuation. The low balance fee will be assessed on Fund accounts in all BlackRock Funds, regardless of the Fund’s minimum investment amount. The fee will be deducted from the fund account only once per calendar year. You will be notified that the value of your account is less than the Fund Minimum before the fee is imposed. You will then have a 90 calendar day period to make an additional investment to bring the value of your account to the Fund Minimum before the Fund imposes the low balance fee. This low balance fee does not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or Financial Intermediaries that have agreements with the Distributor, you may be able to buy Institutional Shares, including by exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account.

Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event, and you will pay any applicable sales charges.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated, or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of the Fund, but may be subject to upfront sales charges with respect to Investor A Shares. Additional purchases of Institutional Shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Financial Intermediary.

Short-Term Trading Policy

The Trust’s Board has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of the Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund’s performance.

A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Management of the Fund — Valuation of Fund Investments” below.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

If as a result of its own investigation, information provided by a Financial Intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at Financial Intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund. The Distributor has entered into agreements with respect to Financial Intermediaries that maintain omnibus accounts with the Fund pursuant to which such Financial Intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a Financial Intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such Financial Intermediary’s agreement with the Distributor, suspend such Financial Intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or long-term shareholders.

Management of the Fund

BlackRock

BlackRock, the Fund’s investment adviser, manages the Fund’s investments and its business operations subject to the oversight of the Trust’s Board. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Financial Management, Inc. (“BFM”), a registered investment adviser and a commodity pool operator organized in 1994, BlackRock International Limited (“BIL”), a registered investment adviser organized in 1995, BlackRock Asset Management North Asia Limited (“BNA”), a registered investment adviser organized in 1988, and BlackRock (Singapore) Limited (“BRS,” and, together with BFM, BIL and BNA, the “Sub-Advisers”), a registered investment adviser organized in 2000, are affiliates of BlackRock, and each acts as a sub-adviser for the Fund. BlackRock and its affiliates had approximately $4.324 trillion in investment company and other portfolio assets under management as of December 31, 2013.

BlackRock serves as manager to the Fund pursuant to an investment advisory agreement (the “Management Agreement”). Pursuant to the Management Agreement, BlackRock is entitled to fees computed daily and payable monthly. The maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.550%
$1 billion – $2 billion	0.500%
$2 billion – $3 billion	0.475%
Greater than $3 billion	0.450%

BlackRock has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates.

BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any) of each share class of the Fund at the levels shown below and in the Fund’s fees and expenses table in the “Fund Overview” section of this prospectus. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s operating expenses exceed a certain limit.

Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Total Annual Fund
Operating Expenses[2]
after giving effect to all
applicable expense
limitation provisions
(excluding Dividend
Expense, Interest
Expense,  Acquired Fund
Fees and Expenses and
		certain other Fund expenses)
Investor A Shares	1.37%	1.14%
Investor B Shares	2.14%	2.06%
Investor C Shares	2.14%	1.83%
Institutional Shares	0.89%	0.87%
[1]

The contractual caps are in effect until February 1, 2015. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	As a percentage of average daily net assets

With respect to this contractual agreement, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (i) the Fund has more than $50 million in assets and (ii) BlackRock or an affiliate serves as the Fund’s manager or administrator.

BlackRock has voluntarily agreed to waive its management fees by the amount of advisory fees the Fund pays to BlackRock indirectly through its investment in affiliated money market funds.

For the fiscal year ended September 30, 2013, BlackRock received management fees, net of any applicable waiver, at the annual rate of 0.51% of the Fund’s average daily net assets.

BlackRock has entered into sub-advisory agreements with the Sub-Advisers. Under the sub-advisory agreements, BlackRock pays each Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. Each Sub-Adviser is responsible for the day-to-day management of a portion of the Fund’s portfolio. Effective March 21, 2014, BNA replaced BlackRock (Hong Kong) Limited as a sub-adviser of the Fund. Prior to March 21, 2014, BlackRock (Hong Kong) Limited was a sub-adviser to the Fund and received for its services a fee from BlackRock equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock and the sub-advisory agreements between BlackRock and the Sub-Advisers (other than the sub-advisory agreement with BNA) is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2013. A discussion regarding the basis for the Board’s approval of the sub-advisory agreement with BNA will be available in the Fund’s semi-annual shareholder report for the period ended March 31, 2014.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Legal Proceedings. On February 21, 2014, a lawsuit was filed in the United States District Court for the District of New Jersey by Owen Clancy and Jack Hornstein, purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”), against BlackRock, BlackRock Investment Management, LLC and BIL (collectively, the “Defendants”) for alleged violations of Section 36(b) of the Investment Company Act. The complaint purports to be brought derivatively on behalf of Global Allocation. The complaint alleges that the Defendants breached their fiduciary duties under the Investment Company Act by charging excessive investment advisory fees, and that the investment advisory agreement between Global Allocation and BlackRock is unenforceable under Section 47(b) of the Investment Company Act. The plaintiffs seek injunctive relief, rescission of the investment advisory agreement and compensatory damages, including repayment to Global Allocation of all allegedly excessive investment advisory fees paid by Global Allocation from one year prior to the filing of the lawsuit plus lost investment returns on those amounts and interest. The Defendants believe the claims are without merit and intend to vigorously defend the action.

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Philip Green	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006.
Sunder Ramkumar, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2013; Director of BlackRock, Inc. from 2009 to 2012; Principal at Barclays Global Investors from 2007 to 2009.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Justin Christofel, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Director of BlackRock, Inc. since 2013; Vice President of BlackRock, Inc. from 2010 to 2013; Associate of BlackRock, Inc. from 2008 to 2010; Analyst at BlackRock, Inc. from 2007 to 2008.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Fund. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate having positions that are adverse to those of the Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Board, the Trust, on behalf of the Fund, has retained an Affiliate of BlackRock to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent will receive a fee from the Fund, including a fee based on the returns earned on the investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Institutional Shares will have the highest net asset value because that class has the lowest expenses. Investor A Shares will have a higher net asset value than Investor B or Investor C Shares. Also, dividends paid on Investor A and Institutional Shares will generally be higher than dividends paid on Investor B and Investor C Shares because Investor A and Institutional Shares have lower expenses.

The Fund’s assets and liabilities are valued primarily on the basis of market quotations. Equity investments and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. The Fund values fixed-income portfolio securities and non-exchange traded derivatives using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Board. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost.

Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies, and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of the Fund’s pricing time.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee, and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when the Fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Fund will distribute net investment income, if any, and net realized capital gain, if any, at least quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, Financial Intermediary or the Fund. Although this cannot be predicted with any certainty, the Fund anticipates that a significant amount of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

You will pay tax on taxable dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income received by the Fund, including dividends received from U.S. corporations and qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. In the case of individuals, the reduced tax rate is a maximum rate of 15% for net long-term capital gain or qualified dividend income for those with no more than $400,000 of income ($450,000 if married filing jointly) and 20% for any portion of net long-term capital gain or qualified dividend income that exceeds those amounts. To the extent the Fund makes any distributions derived from long-term capital gains and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.

A 3.8% Medicare contribution tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates.

By law, your dividends and redemption proceeds will be subject to a 28% withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of the Fund beginning before January 1, 2014, certain distributions reported by the Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder will be eligible for an exemption from U.S. withholding tax.

A 30% withholding tax will be imposed on U.S.-source dividends, interest and other income items paid after June 30, 2014, and proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders that fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Institutional
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$15.37	$14.03	$14.31	$13.28	$12.96
Net investment income[1]	0.19	0.23	0.29	0.29	0.27
Net realized and unrealized gain (loss)	1.19	1.68	(0.26)	1.02	0.45
Net increase (decrease) from investment operations	1.38	1.91	0.03	1.31	0.72
Dividends and distributions from:[2]
Net investment income	(0.22)	(0.26)	(0.31)	(0.28)	(0.21)
Net realized gain	(0.58)	(0.31)	—	—	(0.19)
Total dividends and distributions	(0.80)	(0.57)	(0.31)	(0.28)	(0.40)
Net asset value, end of year	$15.95	$15.37	$14.03	$14.31	$13.28
Total Investment Return[3]
Based on net asset value	9.35%	13.89%	0.06%	9.99%	6.15%[4]
Ratios to Average Net Assets
Total expenses	0.91%[5]	0.95%[6]	0.94%	0.95%	0.95%
Total expenses excluding recoupment of past waived fees	0.89%[5]	0.91%[6]	0.94%	0.95%	0.95%
Total expenses after fees waived, reimbursed and paid indirectly	0.87%[5]	0.90%[6]	0.90%	0.91%	0.88%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.87%[5]	0.89%[6]	0.89%	0.89%	0.88%
Net investment income	1.22%[5]	1.59%[6]	1.91%	2.09%	2.43%
Supplemental Data
Net assets, end of year (000)	$132,007	$59,041	$40,259	$39,083	$29,127
Portfolio turnover	192%	324%[7]	401%[8]	400%[9]	354%[10]
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.92%.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 254%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.

Financial Highlights (continued)

	Investor A
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$15.30	$13.98	$14.26	$13.23	$12.92
Net investment income[1]	0.15	0.19	0.25	0.24	0.23
Net realized and unrealized gain (loss)	1.19	1.66	(0.26)	1.03	0.43
Net increase (decrease) from investment operations	1.34	1.85	(0.01)	1.27	0.66
Dividends and distributions from:[2]
Net investment income	(0.17)	(0.22)	(0.27)	(0.24)	(0.16)
Net realized gain	(0.58)	(0.31)	—	—	(0.19)
Total dividends and distributions	(0.75)	(0.53)	(0.27)	(0.24)	(0.35)
Net asset value, end of year	$15.89	$15.30	$13.98	$14.26	$13.23
Total Investment Return[3]
Based on net asset value	9.09%	13.51%	(0.23)%	9.70%	5.66%[4]
Ratios to Average Net Assets
Total expenses	1.18%[5]	1.23%[6]	1.20%	1.23%	1.27%
Total expenses excluding recoupment of past waived fees	1.18%[5]	1.23%[6]	1.20%	1.22%	1.27%
Total expenses after fees waived, reimbursed and paid indirectly	1.14%[5]	1.20%[6]	1.20%	1.22%	1.26%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.14%[5]	1.19%[6]	1.19%	1.20%	1.26%
Net investment income	0.98%[5]	1.28%[6]	1.61%	1.75%	2.04%
Supplemental Data
Net assets, end of year (000)	$374,715	$390,209	$370,916	$385,511	$361,751
Portfolio turnover	192%	324%[7]	401%[8]	400%[9]	354%[10]
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.42%.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 254%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.

Financial Highlights (continued)

	Investor B
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$15.10	$13.83	$14.10	$13.08	$12.75
Net investment income[1]	0.01	0.06	0.13	0.12	0.14
Net realized and unrealized gain (loss)	1.16	1.65	(0.26)	1.03	0.43
Net increase (decrease) from investment operations	1.17	1.71	(0.13)	1.15	0.57
Dividends and distributions from:[2]
Net investment income	(0.01)	(0.13)	(0.14)	(0.13)	(0.05)
Net realized gain	(0.57)	(0.31)	—	—	(0.19)
Total dividends and distributions	(0.58)	(0.44)	(0.14)	(0.13)	(0.24)
Net asset value, end of year	$15.69	$15.10	$13.83	$14.10	$13.08
Total Investment Return[3]
Based on net asset value	8.04%	12.60%	(1.01)%	8.78%	4.93%[4]
Ratios to Average Net Assets
Total expenses	2.10%[5]	2.08%[6]	2.00%	2.04%	2.07%
Total expenses excluding recoupment of past waived fees	2.10%[5]	2.08%[6]	2.00%	2.02%	2.06%
Total expenses after fees waived, reimbursed and paid indirectly	2.06%[5]	2.06%[6]	2.00%	2.04%	2.04%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	2.06%[5]	2.05%[6]	1.98%	2.02%	2.04%
Net investment income	0.08%[5]	0.45%[6]	0.84%	0.91%	1.27%
Supplemental Data
Net assets, end of year (000)	$12,730	$19,077	$31,595	$49,315	$69,934
Portfolio turnover	192%	324%[7]	401%[8]	400%[9]	354%[10]
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 4.69%.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 254%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.

Financial Highlights (concluded)

	Investor C
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$15.02	$13.76	$14.04	$13.04	$12.73
Net investment income[1]	0.04	0.08	0.13	0.14	0.15
Net realized and unrealized gain (loss)	1.17	1.64	(0.25)	1.02	0.43
Net increase (decrease) from investment operations	1.21	1.72	(0.12)	1.16	0.58
Dividends and distributions from:[2]
Net investment income	(0.05)	(0.15)	(0.16)	(0.16)	(0.08)
Net realized gain	(0.58)	(0.31)	—	—	(0.19)
Total dividends and distributions	(0.63)	(0.46)	(0.16)	(0.16)	(0.27)
Net asset value, end of year	$15.60	$15.02	$13.76	$14.04	$13.04
Total Investment Return[3]
Based on net asset value	8.29%	12.75%	(0.94)%	8.86%	4.99%[4]
Ratios to Average Net Assets
Total expenses	1.88%[5]	1.93%[6]	1.93%	1.94%	1.98%
Total expenses excluding recoupment of past waived fees	1.88%[5]	1.93%[6]	1.93%	1.94%	1.97%
Total expenses after fees waived, reimbursed and paid indirectly	1.83%[5]	1.90%[6]	1.93%	1.94%	1.98%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.83%[5]	1.90%[6]	1.92%	1.92%	1.98%
Net investment income	0.28%[5]	0.58%[6]	0.89%	1.05%	1.32%
Supplemental Data
Net assets, end of year (000)	$81,850	$86,947	$81,644	$84,367	$72,063
Portfolio turnover	192%	324%[7]	401%[8]	400%[9]	354%[10]
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 4.75%.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 254%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Intermediary. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery; and

■	Log into your account.

Delivery of Shareholder Documents

The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Intermediaries. Such information may be verified using third-party sources. This information will be used only for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or economic sanctions.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your Financial Intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Fund, including how it invests, please see the SAI.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about Managed Volatility Portfolio, please see the SAI.

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies and pooled investment vehicles in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Citigroup World Government Bond Index — a market capitalization weighted bond index consisting of government bond markets of 23 countries including the United States.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities.

Management Fees — fees paid to BlackRock for portfolio management services.

MSCI All Country World Index — a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

Other Expenses — include accounting, transfer agency, custody, professional and registration fees.

Service Fees — fees used to compensate Financial Intermediaries for certain shareholder servicing activities.

Shareholder Fees — fees paid directly by a shareholder, including sales charges that you may pay when you buy or sell shares of the Fund.

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For More Information

Fund and Service Providers

THE FUND

BlackRock FundsSM

BlackRock Managed Volatility Portfolio

100 Bellevue Parkway

Wilmington, Delaware 19809

Written Correspondence:

P.O. Box 9819

Providence, Rhode Island 02940-8019

Overnight Mail:

4400 Computer Drive

Westborough, Massachusetts 01588

(800) 441-7762

MANAGER AND CO-ADMINISTRATOR

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISERS

BlackRock Financial Management, Inc.

55 East 52nd Street

New York, New York 10055

BlackRock International Limited

Exchange One Place

1 Semple Street

Edinburgh, EH3 8BL, United Kingdom

BlackRock Asset Management North Asia Limited

16/F, 2 Queen’s Road

Cheung Kong Center

Hong Kong

BlackRock (Singapore) Limited

20 Anson Road #18-01

079912 Singapore

CO-ADMINISTRATOR

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, Pennsylvania 19103

ACCOUNTING SERVICES PROVIDER

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

DISTRIBUTOR

BlackRock Investments, LLC

40 East 52nd Street

New York, New York 10022

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

COUNSEL

Sidley Austin LLP 787

Seventh Avenue

New York, New York 10019-6018

Additional Information

For more information:

This prospectus contains important information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments. The annual report describes the Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information (“SAI”), dated January 28, 2014 (as amended March 21, 2014), has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 441-7762.

Purchases and Redemptions

Call your Financial Intermediary or BlackRock Investor Services at (800) 441-7762.

World Wide Web

General Fund information and specific Fund performance, including the SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock FundsSM

P.O. Box 9819

Providence, Rhode Island 02940-8019

Overnight Mail

BlackRock FundsSM

4400 Computer Drive

Westborough, Massachusetts 01588

Internal Wholesalers/Broker Dealer Support

Available on any business day to support investment professionals. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549. Information about obtaining documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK FUNDSSM

INVESTMENT COMPANY ACT FILE # 811-05742

© BlackRock Advisors, LLC

PRO-MV-0114R

JANUARY 28, 2014 (as amended April 18, 2014)

PROSPECTUS

BlackRock FundsSM  |  Service Shares

➢	BlackRock Managed Volatility Portfolio

Service: PCBSX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Overview	Key facts and details about the Fund, including investment objective, principal investment strategies, principal risk factors, fee and expense information, and historical performance information
	Investment Objective	3
	Fees and Expenses of the Fund	3
	Principal Investment Strategies of the Fund	3
	Investment Risks	4
	Performance Information	11
	Investment Manager	12
	Portfolio Managers	12
	Purchase and Sale of Fund Shares	12
	Tax Information	12
	Payments to Broker/Dealers and Other Financial Intermediaries	12

Details About the Fund	How the Fund Invests	13
	Investment Risks	15
	Information About the ETFs and Mutual Funds	29

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distribution and other payments
	How to Choose the Share Class that Best Suits Your Needs	65
	Distribution and Service Payments	65
	How to Buy, Sell and Transfer Shares	66
	Fund’s Rights	69
	Short-Term Trading Policy	69

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	71
	Portfolio Manager Information	72
	Conflicts of Interest	73
	Valuation of Fund Investments	73
	Dividends, Distributions and Taxes	74

Financial Highlights	Financial Performance of the Fund	76

General Information	Shareholder Documents	77
	Certain Fund Policies	77
	Statement of Additional Information	78

Glossary	Glossary of Investment Terms	79

For More Information	Fund and Service Providers	Inside Back Cover

Additional Information	Back Cover

Fund Overview

Investment Objective

The investment objective of BlackRock Managed Volatility Portfolio (the “Fund”), a series of BlackRock FundsSM, is to seek total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee[1]	0.55%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.44%
Acquired Fund Fees and Expenses[2]	0.10%
Total Annual Fund Operating Expenses[2]	1.34%
Fee Waivers and/or Expense Reimbursements[3]	(0.07)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	1.27%
[1]

The Management Fee payable by the Fund is based on assets estimated to be attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including exchange-traded funds (“ETFs”) advised by BlackRock Advisors, LLC (“BlackRock”) or other investment advisers, other investments and cash and cash equivalents (including money market funds). BlackRock has contractually agreed to waive the Management Fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates (the “mutual funds”).

[2]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include the Acquired Fund Fees and Expenses.

[3]

As described in the “Management of the Fund” section of the Fund’s prospectus on pages 71-75, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.17% of average daily net assets until February 1, 2015. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$129	$418	$727	$1,607

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 192% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund has wide flexibility in the relative weightings given to each category.

The Fund may also invest a significant portion of its assets in affiliated and unaffiliated ETFs and mutual funds. See “Information About the ETFs and Mutual Funds.”

3

With respect to its equity investments, the Fund may invest in ETFs, mutual funds or individual equity securities to an unlimited extent. The Fund, the ETFs and the mutual funds may invest in common stock, preferred stock, securities convertible into common stock, non-convertible preferred stock and depositary receipts. The Fund, the ETFs and the mutual funds may invest in securities of both U.S. and non-U.S. issuers without limit, which can be U.S. dollar-based or non-U.S. dollar-based and may be currency hedged or unhedged. The Fund, the ETFs and the mutual funds may invest in securities of companies of any market capitalization.

With respect to its fixed-income investments, the Fund may invest in ETFs, mutual funds or individual fixed-income securities to an unlimited extent. The Fund, the ETFs and the mutual funds may invest in a portfolio of fixed-income securities such as corporate bonds and notes, commercial and residential mortgage-backed securities (bonds that are backed by a mortgage loan or pools of loans secured either by commercial property or residential mortgages, as applicable), collateralized mortgage obligations (bonds that are backed by cash flows from pools of mortgages and may have multiple classes with different payment rights and protections), collateralized debt obligations, asset-backed securities, convertible securities, debt obligations of governments and their sub-divisions (including those of non-U.S. governments), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. The Fund, the ETFs and the mutual funds may also invest a significant portion of their assets in non-investment grade bonds (junk bonds or distressed securities), non-investment grade bank loans, foreign bonds (both U.S. dollar- and non-U.S. dollar-denominated) and bonds of emerging market issuers. The Fund, the ETFs and the mutual funds may invest in non-U.S. dollar-denominated bonds on a currency hedged or unhedged basis.

With respect to its cash investments, the Fund may hold high quality money market securities, including short term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government-sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, including asset-backed commercial paper, corporate notes and repurchase agreements. The Fund may invest a significant portion of its assets in money market funds, including those advised by BlackRock or its affiliates.

The Fund may invest in derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on its portfolio investments. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies. The ETFs and the mutual funds may, to varying degrees, also invest in derivatives.

The Fund may invest in U.S. and non-U.S. real estate investment trusts (“REITs”), structured products (including, but not limited to, structured notes, credit linked notes and participation notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities) and floating rate securities (such as bank loans).

The Fund incorporates a volatility control process that seeks to reduce risk when the portfolio’s volatility is expected to exceed 10%. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. Volatility may result in rapid and dramatic price swings. While BlackRock attempts to manage the Fund’s volatility to stabilize performance, there can be no guarantee that the Fund will be successful. The Fund may without limitation allocate assets into cash or short-term fixed-income securities, and away from riskier assets such as equity and high yield fixed-income securities. At any given time, the Fund may be invested entirely in equities, fixed-income or cash. As part of its attempt to manage the Fund’s volatility exposure, during certain periods the Fund may make significant investments in index futures or other derivative instruments designed to reduce the Fund’s exposure to portfolio volatility. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Investment Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The principal risks set forth below are the principal risks of investing in the Fund and/or the ETFs and the mutual funds (each, an “Underlying Fund”).

Principal Risks of the Fund’s Fund of Funds Structure

■

Affiliated Fund Risk — In managing the Fund, BlackRock will have authority to select and substitute ETFs or mutual funds. BlackRock may be subject to potential conflicts of interest in selecting ETFs or mutual funds because the fees paid to BlackRock by some ETFs or mutual funds are higher than the fees paid by other ETFs or mutual funds. However, BlackRock is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting ETFs and mutual funds.

4

■

Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of ETFs, mutual funds and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or ETFs or mutual funds may be incorrect in view of actual market conditions.

■

Investments in ETFs and Other Mutual Funds Risk — The Fund’s net asset value will change with changes in the value of the ETFs, mutual funds and other securities in which it invests. As with other investments, investments in other investment companies, including ETFs, are subject to market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, including ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. If the Fund acquires shares of affiliated mutual funds, shareholders bear both their proportionate share of expenses in the Fund (excluding management and advisory fees) and, indirectly, the expenses of the mutual funds. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

One ETF or mutual fund may buy the same securities that another ETF or mutual fund sells. In addition, the Fund may buy the same securities that an ETF or mutual fund sells, or vice-versa. If this happens, an investor in the Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Also, an investor in the Fund may receive taxable gains from portfolio transactions by an ETF or mutual fund, as well as taxable gains from transactions in shares of the ETF or mutual fund by the Fund. Certain of the ETFs or mutual funds may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

Principal ETF-Specific Risks

■

Cash Transaction Risk — Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind.

■	Management Risk — If an ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

■

Passive Investment Risk — ETFs purchased by the Fund are not actively managed and may be affected by a general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

■

Representative Sampling Risk — When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

■

Shares of an ETF May Trade at Prices Other Than Net Asset Value — The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in Creation Units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value, large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long term. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

■

Tracking Error Risk — Imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Other Principal Risks of Investing in the Fund and/or an Underlying Fund

■

Collateralized Debt Obligations Risk — The pool of high yield securities underlying collateralized debt obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

■

Concentration Risk — To the extent that the Fund’s or an Underlying Fund’s portfolio reflects concentration in the securities of issuers in a particular region, market, industry, group of industries, country, group of countries, sector or asset class, the Fund or an Underlying Fund may be adversely affected by the performance of those securities,

5

may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, market, industry, group of industries, country, group of countries, sector or asset class.

■

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

■

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The corporate loans in which the Fund or an Underlying Fund invests are usually rated below investment grade.

■

Counterparty Risk — The counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s or an Underlying Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

■

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

■	Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Debt securities are also subject to interest rate risk.

■

Derivatives Risk — The Fund’s or an Underlying Fund’s use of derivatives may reduce the Fund’s or an Underlying Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s or an Underlying Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or an Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or an Underlying Fund to losses and could make derivatives more difficult for the Fund or an Underlying Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the Fund or an Underlying Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund or an Underlying Fund to potential losses that exceed the amount originally invested by the Fund or the Underlying Fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Other future regulatory developments may also impact the Fund’s or an Underlying Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund or an Underlying Fund is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund or an Underlying Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s or an Underlying Fund’s ability to achieve its investment objective.

■

Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund or an Underlying Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment.

■

Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund or an Underlying Fund is committed to buy may decline below the price of the securities the Fund or an Underlying Fund has sold. These transactions may involve leverage.

■

Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

6

■	Equity Securities Risk — Stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

■

Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund or an Underlying Fund will lose money. These risks include:

—	The Fund or an Underlying Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

—	Changes in foreign currency exchange rates can affect the value of the Fund’s or an Underlying Fund’s portfolio.

—	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

—	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

—	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

—	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

—	The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s or an Underlying Fund’s investments.

■

High Portfolio Turnover Risk — The Fund or Underlying Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund or an Underlying Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund or Underlying Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and would increase an investor’s tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect Fund or Underlying Fund performance.

■	Inflation Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s or an Underlying Fund’s investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s or an Underlying Fund’s gross income. Due to original issue discount, the Fund or an Underlying Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund or an Underlying Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

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Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. The Fund or Underlying Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Fund or an Underlying Fund is out of favor, the Fund or an Underlying Fund may underperform other funds that use different investment styles.

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Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund or an Underlying Fund.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund or an Underlying Fund to greater risk and increase its costs. The use of leverage may cause the Fund or an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s or an Underlying Fund’s portfolio will be magnified when the Fund or an Underlying Fund uses leverage.

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Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s or an Underlying Fund’s investments in illiquid securities may reduce the returns of the Fund or an Underlying Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s or an Underlying Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund or an Underlying Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund or an Underlying Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund or an Underlying Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund or an Underlying Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund or an Underlying Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund or Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund or Underlying Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

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Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset- backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund or an Underlying Fund may lose money.

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Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund or an Underlying Fund may have to invest the proceeds in securities with lower yields.

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Real Estate Related Securities Risk — The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s or an Underlying Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund or an Underlying Fund will be particularly subject to the risks associated with that area or property type.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

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Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund or an Underlying Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund or an Underlying Fund may lose money.

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Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund or an Underlying Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund or an Underlying Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund or an Underlying Fund.

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Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund or an Underlying Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund or an Underlying Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund or an Underlying Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund or an Underlying Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund or an Underlying Fund may be required to pass along to a purchaser that buys a loan from the Fund or an Underlying Fund by way of assignment a portion of any fees to which the Fund or an Underlying Fund is entitled under the loan. In connection with purchasing participations, the Fund or an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund or an Underlying Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund or an Underlying Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund or an Underlying Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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Second Lien Loans Risk — Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

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Senior Loans Risk — There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund or an Underlying Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund or an Underlying Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the

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extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. The senior loans in which the Fund or an Underlying Fund invests are usually rated below investment grade.

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Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

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Structured Notes Risk — Structured notes and other related instruments purchased by the Fund or an Underlying Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund or an Underlying Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

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Structured Products Risk — Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund or an Underlying Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes.

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Supranational Entities Risk — The Fund or an Underlying Fund may invest in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the World Bank). If one or more stockholders of the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund or an Underlying Fund may lose money on such investments.

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Tender Option Bonds and Related Securities Risk — Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the Fund or an Underlying Fund to the same risks as investments in derivatives, as well as risks associated with leverage, described above, especially the risk of increased volatility. An investment in these securities may be subject to the risk of loss of principal. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

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U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by The Federal National Mortgage Association (“Fannie Mae”) or The Federal Home Loan Mortgage Corporation (“Freddie Mac”) are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury.

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U.S. Government Obligations Risk — Certain securities in which the Fund or an Underlying Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

■	Variable and Floating Rate Instrument Risk — The absence of an active market for these instruments could make it difficult for the Fund or an Underlying Fund to dispose of them if the issuer defaults.

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Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund or an Underlying Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock.

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Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. Some of these securities may be subject to substantially greater price fluctuations during periods

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of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.

Performance Information

Effective May 15, 2012, the Fund changed its investment strategy to invest a significant portion of its assets in ETFs, in mutual funds and directly in securities. Performance for the periods prior to May 15, 2012 shown below is based on the investment strategy utilized by the Fund, which focused on investing directly in securities.

On January 31, 2005, the Fund reorganized with the State Street Research Asset Allocation Fund (the “SSR Fund”), which had investment objectives and strategies similar to the Fund. For periods prior to January 31, 2005, the chart and table show performance information for the SSR Fund. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the MSCI All Country World Index (the “MSCI ACWI Index”), the Citigroup World Government Bond Index (hedged into USD) (the “Citigroup WGBI (hedged into USD)”) and two customized weighted indices comprised of the returns of the MSCI ACWI Index and the Citigroup WGBI (hedged into USD), in the percentages and combinations set forth in the table. Effective May 31, 2013, the Fund’s customized performance benchmark against which the Fund measures its performance was changed from the MSCI ACWI Index (60%)/Citigroup WGBI (hedged into USD) (40%) to the MSCI ACWI Index (50%)/Citigroup WGBI (hedged into USD) (50%). Fund management believes that this change in the weightings of the customized performance benchmark more accurately reflects the investment strategy of the Fund. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Service Shares

ANNUAL TOTAL RETURNS1

BlackRock Managed Volatility Portfolio As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 13.78% (quarter ended September 30, 2009) and the lowest return for a quarter was –13.12% (quarter ended December 31, 2008).

As of 12/31/13 Average Annual Total Returns	1 Year	5 Years[1]	10 Years[1]
BlackRock Managed Volatility Portfolio — Service Shares
Return Before Taxes	11.44%	11.64%	6.08%
Return After Taxes on Distributions	8.02%	10.39%	4.86%
Return After Taxes on Distributions and Sale of Shares	7.50%	9.09%	4.76%
MSCI ACWI Index (Reflects no deduction for fees, expenses or taxes)	22.80%	14.92%	7.17%
Citigroup WGBI (hedged into USD) (Reflects no deduction for fees, expenses or taxes)	0.21%	2.89%	4.23%
50% MSCI ACWI Index/50% Citigroup WGBI (hedged into USD) (Reflects no deduction for fees, expenses or taxes)	11.06%	9.20%	6.10%
60% MSCI ACWI Index/40% Citigroup WGBI (hedged into USD) (Reflects no deduction for fees, expenses or taxes)	13.34%	10.40%	6.38%
[1]	A portion of the Fund’s total return was attributable to proceeds received in the fiscal year ended September 30, 2009 in settlement of litigation.

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After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-advisers are BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock Asset Management North Asia Limited and BlackRock (Singapore) Limited. Where applicable, “BlackRock” refers also to the Fund’s sub-advisers.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Philip Green	2006	Managing Director of BlackRock, Inc.
Sunder Ramkumar, CFA	2013	Managing Director of BlackRock, Inc.
Justin Christofel, CFA	2013	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 537-4942, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

Service Shares
Minimum Initial Investment	$5,000
Minimum Additional Investment	There is no minimum amount for additional investments.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of BlackRock Managed Volatility Portfolio (the “Fund”), a series of BlackRock FundsSM (the “Trust”), and your rights as a shareholder.

How the Fund Invests

Investment Objective

The investment objective of the Fund is to seek total return.

Should the Trust’s Board of Trustees (the “Board”) determine that the investment objective of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

The Fund management team will tactically allocate to asset classes around the world that are deemed to offer attractive levels of return relative to the level of expected risk. In selecting investments, the Fund management team will identify global macro opportunities and position the Fund using a combination of exchange-traded funds (“ETFs”), equity, fixed-income and money market funds advised by BlackRock and its affiliates (the “mutual funds”), individual securities and derivatives.

ETFs, mutual funds and securities are selected to achieve asset and sector allocations tactically set by the Fund management team. In selecting fixed-income investments, the Fund management team evaluates sectors of the bond market including, but not limited to, U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. The Fund management team may shift the Fund’s assets among these various sectors based upon changing market conditions. Investments are made when the Fund management team believes that they have the potential for above-average total return.

In selecting equity investments, the Fund management team evaluates the attractiveness of countries and sectors as well as average market capitalization, and will assess each investment’s changing characteristics relative to its contribution to portfolio risk within that discipline and will sell the investment when it no longer offers an appropriate return-to-risk trade-off. The Fund will make investments that the Fund management team believes offer attractive returns through long-term capital appreciation and income.

The Fund incorporates a volatility control process that seeks to reduce risk when the portfolio’s volatility is expected to exceed 10%. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. Volatility may result in rapid and dramatic price swings. While BlackRock attempts to manage the Fund’s volatility to stabilize performance, there can be no guarantee that the Fund will be successful. The Fund may without limitation allocate assets into cash or short-term fixed-income securities, and away from riskier assets such as equity and high yield fixed-income securities. At any given time, the Fund may be invested entirely in equities, fixed-income securities or cash. As part of its attempt to manage the Fund’s volatility exposure, during certain periods the Fund may make significant investments in index futures or other derivative instruments designed to reduce the Fund’s exposure to portfolio volatility. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Principal Investment Strategies

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund has wide flexibility in the relative weightings given to each category. The Fund may also invest a significant portion of its assets in affiliated and unaffiliated ETFs and mutual funds. See “Information About the ETFs and Mutual Funds.”

With respect to its equity investments, the Fund may invest in ETFs, mutual funds or individual equity securities to an unlimited extent. The Fund, the ETFs and the mutual funds may invest in common stock, preferred stock, securities convertible into common stock, non-convertible preferred stock and depositary receipts. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock. The Fund, the ETFs and the mutual funds may invest in securities of both U.S. and non-U.S. issuers without limit, which can be U.S. dollar-based or non-U.S. dollar-based and may be currency hedged or unhedged. The Fund, the ETFs and the mutual funds may invest in securities of companies of any market capitalization.

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With respect to its fixed-income investments, the Fund may invest in ETFs, mutual funds or individual fixed-income securities to an unlimited extent. The Fund, the ETFs and the mutual funds may invest in a portfolio of fixed-income securities such as corporate bonds and notes, commercial and residential mortgage-backed securities (bonds that are backed by a mortgage loan or pools of loans secured either by commercial property or residential mortgages, as applicable), collateralized mortgage obligations (bonds that are backed by cash flows from pools of mortgages and may have multiple classes with different payment rights and protections), collateralized debt obligations, asset-backed securities, convertible securities, debt obligations of governments and their sub-divisions (including those of non-U.S. governments), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. The Fund, the ETFs and the mutual funds may also invest a significant portion of their assets in non-investment grade bonds (junk bonds or distressed securities), non-investment grade bank loans, foreign bonds (both U.S. dollar- and non-U.S. dollar-denominated) and bonds of emerging market issuers. The Fund, the ETFs and the mutual funds may invest in non-U.S. dollar-denominated bonds on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the Fund, the ETFs or the mutual funds will generally be in the lower categories of the major rating agencies at the time of purchase (BB or lower by Standard & Poor’s, a division of The McGraw Hill Companies (“S&P”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or will be determined by the Fund management team to be of similar quality. Split-rated bonds will be considered to have the higher credit rating. The average portfolio duration of the fixed-income investments held by the Fund will vary based on the Fund management team’s forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

With respect to its cash investments, the Fund may hold high quality money market securities, including short term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government-sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, including asset-backed commercial paper, corporate notes and repurchase agreements. The Fund may invest a significant portion of its assets in money market funds, including those advised by BlackRock or its affiliates.

The Fund may invest in derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on its portfolio investments. An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A credit default swap is an agreement whereby one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies. The ETFs and the mutual funds may, to varying degrees, also invest in derivatives.

The Fund may invest in U.S. and non-U.S. REITs, structured products (including, but not limited to, structured notes, credit linked notes and participation notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities) and floating rate securities (such as bank loans).

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Other Strategies Applicable to the Fund

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

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Borrowing — The Fund may borrow from banks in amounts aggregating not more than 33 1/3% of the value of its total assets. The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions and share redemptions.

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Closed-End Funds — The Fund may invest in closed-end investment companies. Closed-end funds generally do not continuously offer their shares for sale and such shares generally are not redeemable. Closed-end funds sell a fixed number of shares, after which the shares typically trade on a secondary market with a price determined by the market at a price that may be more or less than the shares’ net asset value.

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Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. The Fund may also invest in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public and may be considered to be liquid securities.

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Master Limited Partnerships — The Fund may invest in master limited partnerships (“MLPs”) that are generally in energy-related industries. MLPs are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining, production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof) or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity.

■	“New Issues” — From time to time, the Fund and the ETFs may invest in shares of companies through initial public offerings (“IPOs”).

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Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

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When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Philip Green, Sunder Ramkumar, CFA, and Justin
Christofel, CFA, are the portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objective and Policies” section in the Statement of Additional Information (the “SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The Fund is subject to risks due to its structure as a fund of funds, as well as the same risks as the ETFs and mutual funds in which it invests. The Fund is also subject to the risks associated with the securities in which it invests directly. The Fund invests in ETFs and mutual funds which invest in fixed-income and equity securities. The principal risks set forth below are the principal risks of investing in the Fund and/or the Underlying Funds.

Principal Risks of the Fund’s Fund of Funds Structure

Affiliated Fund Risk — In managing the Fund, BlackRock will have authority to select and substitute ETFs or mutual funds. BlackRock may be subject to potential conflicts of interest in selecting ETFs or mutual funds because the fees paid to BlackRock by some ETFs or mutual funds are higher than the fees paid by other ETFs or mutual funds. However, BlackRock is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting ETFs and mutual funds. If an ETF or mutual fund holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that ETF or mutual fund.

Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of ETFs, mutual funds and direct investments.

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There is a risk that BlackRock’s evaluations and assumptions regarding asset classes, ETFs or mutual funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the ETFs or mutual funds will achieve their investment objectives, and the ETFs’ and mutual funds’ performance may be lower than the performance of the asset class which they were selected to represent. The ETFs and mutual funds may change their investment objectives or policies without the approval of the Fund. If an ETF or mutual fund were to change its investment objective or policies, the Fund might be forced to withdraw its investment from the ETF or mutual fund at a disadvantageous time and price.

Investments in ETFs and Other Mutual Funds Risk — The Fund may invest a significant portion of its assets in ETFs and mutual funds, so the Fund’s investment performance is, in part, related to the performance of the ETFs and mutual funds. The Fund’s net asset value will change with changes in the value of the ETFs, mutual funds and other securities in which it invests. As with other investments, investments in other investment companies, including ETFs, are subject to market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, including ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. If the Fund acquires shares of affiliated mutual funds, shareholders bear both their proportionate share of expenses in the Fund (excluding management and advisory fees) and, indirectly, the expenses of the mutual funds. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

As the ETFs or mutual funds or the Fund’s allocations among the ETFs or mutual funds change from time to time, or to the extent that the expense ratio of the ETFs or mutual funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange throughout a trading day, and bought and sold based on market values and not at the ETF’s net asset value. For this reason, shares of an ETF could trade at either a premium or discount to its net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, in addition to a spread (i.e., the difference between what professional investors are willing to pay for ETF shares (the “bid” price) and the price at which they are willing to sell ETF shares (the “ask” price)).

One ETF or mutual fund may buy the same securities that another ETF or mutual fund sells. In addition, the Fund may buy the same securities that an ETF or mutual fund sells, or vice-versa. If this happens, an investor in the Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Also, an investor in the Fund may receive taxable gains from portfolio transactions by an ETF or mutual fund, as well as taxable gains from transactions in shares of the ETF or mutual fund by the Fund. Certain of the ETFs or mutual funds may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

Principal ETF-Specific Risks

Cash Transaction Risk — Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind.

Management Risk — If an ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

Passive Investment Risk — ETFs purchased by the Fund are not actively managed and may be affected by a general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in Creation Units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed-end funds,

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which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

Tracking Error Risk — Imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Other Principal Risks of Investing in the Fund and/or an Underlying Fund

Collateralized Debt Obligations Risk — The pool of high yield securities underlying collateralized debt obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Concentration Risk — To the extent that the Fund’s or an Underlying Fund’s portfolio reflects concentration in the securities of issuers in a particular region, market, industry, group of industries, country, group of countries, sector or asset class, the Fund or an Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, market, industry, group of industries, country, group of countries, sector or asset class.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund or an Underlying Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund or an Underlying Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund or an Underlying Fund may become a member of the syndicate.

The corporate loans in which the Fund or an Underlying Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s or an Underlying Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Counterparty Risk — The counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s or an Underlying Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s or an Underlying Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Debt securities are also subject to interest rate risk.

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Derivatives Risk — Derivatives are volatile and involve significant risks, including:

Volatility Risk — The Fund’s or an Underlying Fund’s use of derivatives may reduce the Fund’s or an Underlying Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s or an Underlying Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or an Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or an Underlying Fund to losses and could make derivatives more difficult for the Fund or the Underlying Fund to value accurately. The Fund or an Underlying Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s or an Underlying Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund or an Underlying Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund or an Underlying Fund to potential losses that exceed the amount originally invested by the Fund or the Underlying Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund or an Underlying Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s or an Underlying Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund or an Underlying Fund realizes from its investments. As a result, a larger portion of the Fund’s or an Underlying Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund or an Underlying Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Regulatory Risk — Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. In particular, the Dodd-Frank Wall Street Reform Act (the “Reform Act”) may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Reform Act substantially increases regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, the Fund or an Underlying Fund may be subject to additional recordkeeping and reporting requirements.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund or an Underlying Fund has entered into the swap will default on its obligation to pay the Fund or the Underlying Fund and the risk that the Fund or the Underlying Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund or an Underlying Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

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Forward Foreign Currency Exchange Contracts — Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund or an Underlying Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Indexed and Inverse Securities — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s or an Underlying Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s or an Underlying Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund or Underlying Fund management does not anticipate.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund or an Underlying Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund or an Underlying Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund or an Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund or the Underlying Fund. To the extent that the Fund or an Underlying Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund or the Underlying Fund could experience a substantial loss.

Contracts for Difference — Contracts for difference are subject to liquidity risk because the liquidity of contracts for difference is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the contracts for difference transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the Fund’s or an Underlying Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio, the contracts for difference transaction may increase the Fund’s or the Underlying Fund’s financial risk. Contracts for difference, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund or an Underlying Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund or an Underlying Fund is liable. Contracts for difference are not registered with the Securities and Exchange Commission (“SEC”) or any U.S. regulator, and are not subject to U.S. regulation.

Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund or an Underlying Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund or an Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund or an Underlying Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Dollar Rolls Risk — A dollar roll transaction involves a sale by the Fund or an Underlying Fund of a mortgage-backed or other security concurrently with an agreement by the Fund or an Underlying Fund to repurchase a similar security at a later date at an agreed-upon price. Dollar roll transactions involve the risk that the market value of the securities the Fund or an Underlying Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund or an Underlying Fund sells securities becomes insolvent, the Fund’s or an Underlying Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

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Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund or an Underlying Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s or an Underlying Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund or an Underlying Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund or an Underlying Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund or an Underlying Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund or Underlying Fund could decline if the financial condition of the companies the Fund or Underlying Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund or an Underlying Fund will lose money. In particular, the Fund or an Underlying Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund or an Underlying Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

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Certain Risks of Holding Fund Assets Outside the United States — The Fund or an Underlying Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s or an Underlying Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund or an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund or an Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund or an Underlying Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund or an Underlying Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s or an Underlying Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s or an Underlying Fund’s ability to purchase or sell foreign securities or transfer the Fund’s or an Underlying Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s or an Underlying Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s or an Underlying Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s or an Underlying Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund or an Underlying Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund or an Underlying Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund or an Underlying Fund to carry out transactions. If the Fund or an Underlying Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund or an Underlying Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund or an Underlying Fund could be liable for any losses incurred.

European Economic Risk — The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s or an Underlying Fund’s investments.

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Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/ or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

High Portfolio Turnover Risk — The Fund or Underlying Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund or an Underlying Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund or Underlying Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and would increase an investor’s tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect Fund or Underlying Fund performance.

Inflation Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund’s or an Underlying Fund’s investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s or an Underlying Fund’s gross income. Due to original issue discount, the Fund or an Underlying Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund or an Underlying Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The Fund or an Underlying Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund or Underlying Fund management. The Fund or Underlying Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Fund or an Underlying Fund is out of favor, the Fund or an Underlying Fund may underperform other funds that use different investment styles.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund or an Underlying Fund.

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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund or an Underlying Fund before it matures. If the issuer redeems junk bonds, the Fund or an Underlying Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s or an Underlying Fund’s securities than is the case with securities trading in a more liquid market.

•	The Fund or an Underlying Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund or an Underlying Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund or an Underlying Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund or an Underlying Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund or an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s or an Underlying Fund’s portfolio will be magnified when the Fund or an Underlying Fund uses leverage.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s or an Underlying Fund’s investments in illiquid securities may reduce the returns of the Fund or an Underlying Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s or an Underlying Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund or an Underlying Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund or an Underlying Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund or an Underlying Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund or an Underlying Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund or an Underlying Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund or Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund or Underlying Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s or an Underlying Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s or an Underlying Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest

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rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund or an Underlying Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund or Underlying Fund management, it is possible that the Fund or Underlying Fund could lose all or substantially all of its investment.

The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s or an Underlying Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of real estate values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the Fund or an Underlying Fund may invest may also provide a degree of investment leverage, which could cause the Fund or an Underlying Fund to lose all or substantially all of its investment.

Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund or an Underlying Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund or an Underlying Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s or an Underlying Fund’s loss.

Tax-Exempt Status Risk — In making investments, the Fund, an Underlying Fund and their respective investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on Municipal Obligations and payments under tax-exempt derivative securities. None of the Fund, an Underlying Fund or their respective investment manager will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund, an Underlying Fund and their respective shareholders could be subject to substantial tax liabilities. The Internal Revenue Service (the “IRS”) has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from federal income tax (contrary to indications from the issuer) could affect the Fund’s, an Underlying

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Fund’s and shareholder’s income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund or an Underlying Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Real Estate Related Securities Risk — The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s or an Underlying Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund or an Underlying Fund will be particularly subject to the risks associated with that area or property type.

REIT Investment Risk — In addition to the risks facing real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund or an Underlying Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund or an Underlying Fund may lose money.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund or an Underlying Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund or an Underlying Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund or an Underlying Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund or an Underlying Fund.

Risks of Loan Assignments and Participations — As the purchaser of an assignment, the Fund or an Underlying Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund or an Underlying Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund or an Underlying Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund or an Underlying Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund or an Underlying Fund may be required to pass along to a purchaser that buys a loan from the Fund or an Underlying Fund by way of assignment a portion of any fees to which the Fund or an Underlying Fund is entitled under the loan. In connection with purchasing participations, the Fund or an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund or an Underlying Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund or an Underlying Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund or an Underlying Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Second Lien Loans Risk — Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property

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securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure for the holders of such loans. Second lien loans share the same risks as other below investment grade securities.

Senior Loans Risk — There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s or an Underlying Fund’s investments, and the Fund’s or the Underlying Fund’s investment manager relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund or an Underlying Fund is particularly dependent on the analytical abilities of its investment manager.

An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.

No active trading market may exist for certain senior loans, which may impair the ability of the Fund or an Underlying Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. See “Liquidity Risk.”

Although senior loans in which the Fund or an Underlying Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund or an Underlying Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund or an Underlying Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund or an Underlying Fund. Such court action could under certain circumstances include invalidation of senior loans.

If a senior loan is acquired through an assignment, the Fund or an Underlying Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a senior loan is acquired through a participation, the Fund or an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund or an Underlying Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund or an Underlying Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

The senior loans in which the Fund or an Underlying Fund invests are usually rated below investment grade. As a result, the risks associated with senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. See “Junk Bonds Risk.” The higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s or Underlying Fund’s investment in a small cap or emerging growth company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap and emerging growth securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap or emerging growth securities requires a longer term view.

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Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Structured Notes Risk — Structured notes and other related instruments purchased by the Fund or an Underlying Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund or an Underlying Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.

Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The purchase of structured notes exposes the Fund or an Underlying Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

Structured Products Risk — Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund or an Underlying Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

Supranational Entities Risk — The Fund or an Underlying Fund may invest in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the “World Bank”). The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund or an Underlying Fund may lose money on such investments.

Tender Option Bonds and Related Securities Risk — Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the Fund or an Underlying Fund to the same risks as investments in derivatives, as well as risks associated with leverage, described above, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the Fund or an Underlying Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by The Federal National Mortgage Association (“Fannie Mae”) or The Federal Home Loan Mortgage Corporation

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(“Freddie Mac”) are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury.

U.S. Government Obligations Risk — Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., Ginnie Mae); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable and Floating Rate Instrument Risk — The absence of an active market for these instruments could make it difficult for the Fund or an Underlying Fund to dispose of them if the issuer defaults.

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund or an Underlying Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Other Risks of Investing in the Fund and/or the Underlying Funds

The Fund and the Underlying Funds may also be subject to certain other risks associated with their investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund or Underlying Fund shares and in the return on the Fund’s or an Underlying Fund’s portfolio. Borrowing will cost the Fund or an Underlying Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s or an Underlying Fund’s return. Borrowing may cause the Fund or an Underlying Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Expense Risk — Fund or Underlying Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s or the Underlying Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s or the Underlying Fund’s net assets decrease due to market declines or redemptions, the Fund’s or the Underlying Fund’s expenses will increase as a percentage of Fund or Underlying Fund net assets. During periods of high market volatility, these increases in the Fund’s or the Underlying Fund’s expense ratio could be significant.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s or an Underlying Fund’s investments in illiquid securities may reduce the returns of the Fund or an Underlying Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s or an Underlying Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund or an Underlying Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund or an Underlying Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund or an Underlying Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund or an Underlying Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund or an Underlying Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Master Limited Partnerships Risk — The common units of an MLP are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the

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MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

“New Issues” Risk — “New issues” are IPOs of equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund or Underlying Fund. However, there is no assurance that the Fund or an Underlying Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the Fund or Underlying Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund or Underlying Fund is able to do so. In addition, as the Fund or Underlying Fund increases in size, the impact of IPOs on the Fund’s or Underlying Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund or Underlying Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Risks of Investing in Closed-End Funds — The shares of closed-end funds may trade at a discount or premium to, or at, their net asset value. To the extent that the Fund or an Underlying Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund or an Underlying Fund will bear not only his or her proportionate share of the expenses of the Fund or an Underlying Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which the Fund or an Underlying Fund may invest may be leveraged. As a result, the Fund or an Underlying Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund or an Underlying Fund to higher volatility in the market value of such securities and the possibility that the Fund’s or an Underlying Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund or an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund or an Underlying Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Information About the ETFs and Mutual Funds

The Fund may invest in any of the ETFs and mutual funds listed below. The table sets forth (i) the names of the ETFs and mutual funds, and (ii) brief descriptions of their investment objectives and principal investment strategies. The list of ETFs and mutual funds is subject to change at the discretion of BlackRock without notice to shareholders.

Prospectuses for any of these ETFs and mutual funds can be accessed at www.blackrock.com/prospectus or obtained by calling (800) 441-7762.

ETFs

BlackRock Fund Advisors (“BFA”), an affiliate of BlackRock and each ETF’s investment adviser, uses a “passive” or indexing approach to try to achieve the ETF’s investment objective. Unlike many investment companies, the ETF does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the ETF will substantially outperform the Underlying Index (as defined below) but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

For some ETFs, BFA may invest in all securities included in the Underlying Index in roughly the same proportions as each security is weighted in such Underlying Index in an indexing strategy known as “full replication.” For other ETFs, BFA uses a representative sampling indexing strategy to manage the ETFs. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than a fund that seeks to replicate an index.

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An ETF will at all times invest at least 80% of its assets in the securities of the Underlying Index or in depositary receipts representing securities in its Underlying Index. The ETF may invest the remainder of its assets in other securities, including securities not in the Underlying Index, but which BFA believes will help track the Underlying Index. Certain ETFs may also hold futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the ETF and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Each ETF will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI Asia ex Japan ETF	The fund seeks to track the investment results of the MSCI AC Asia ex Japan Index (the “Underlying Index”), which, as of June 30, 2013, is a free float-adjusted market capitalization index designed to measure equity market performance of the following 10 developed and emerging market countries or regions: China, Hong Kong, India, Indonesia, Malaysia, the Philippines, Singapore, South Korea, Taiwan and Thailand. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares 1-3 Year Treasury Bond ETF

The fund seeks to track the investment results of the Barclays U.S. 1-3 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of December 31, 2012, there were 71 issues in the Underlying Index.

The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment-grade, and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 7-10 Year Treasury Bond ETF

The fund seeks to track the investment results of the Barclays U.S. 7-10 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of December 31, 2012, there were 21 issues in the Underlying Index.

The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than 10 years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares Core Total U.S. Bond Market ETF

The fund seeks to track the investment results of the Barclays U.S. Aggregate Bond Index (the “Underlying Index”), which measures the performance of the total U.S. investment-grade bond market. As of December 31, 2012, there were 8,079 issues in the Underlying Index.

The Underlying Index includes investment-grade U.S. Treasury bonds, government-related bonds, corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include mortgage-backed pass-through and treasury securities, and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. The securities in the Underlying Index have $250 million or more of outstanding face value and have at least one year remaining to maturity, with the exception of amortizing securities such as asset-backed and mortgage-backed securities, which have lower thresholds as defined by the index provider. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with

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Fund Name	Investment Objective and Principal Investment Strategies
iShares Core Total U.S. Bond Market ETF (continued)	embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Underlying Index. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
iShares 20+ Year Treasury Bond ETF

The fund seeks to track the investment results of the Barclays U.S. 20+ Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. As of December 31, 2012, there were 21 issues in the Underlying Index.

The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment-grade and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares Short Treasury Bond ETF

The fund seeks to track the investment results of the Barclays U.S. Short Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months. As of December 31, 2012, there were 64 issues in the Underlying Index.

The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares 3-7 Year Treasury Bond ETF

The fund seeks to track the investment results of the Barclays U.S. 3-7 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of December 31, 2012, there were 95 issues in the Underlying Index.

The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.

iShares MBS ETF	The fund seeks to track the investment results of the Barclays U.S. MBS Index (the “Underlying Index”), which measures the performance of investment-grade mortgage-backed pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Government National Mortgage Association (“Ginnie Mae”). The Underlying Index includes fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac that have 30-, 20-, 15-year maturities, as well as hybrid adjustable rate mortgages (“ARMs”). All securities in the Underlying Index must have a remaining weighted average maturity of at least one year; hybrid ARMs must be at least one year away from initial reset, must be investment-grade, and must have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be non-convertible. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
iShares FTSE China Large-Cap ETF	The fund seeks to track the investment results of the FTSE China 25 Index (the “Underlying Index”), which is designed to track the performance of the largest companies in the Chinese equity market that are available to international investors. The Underlying Index consists of 25 of the largest and most liquid Chinese companies. Securities in the Underlying Index are weighted based on the total market value of their shares, so that securities with higher total market values generally have a higher representation in the Underlying Index. Each security in the Underlying Index is a current constituent of the FTSE All-World Index and all of the securities in the Underlying Index currently trade on the Hong Kong Stock Exchange. Components primarily include financials, oil and gas and telecommunications companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares Intermediate Credit Bond ETF

The fund seeks to track the investment results of the Barclays U.S. Intermediate Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than 10 years. As of December 31, 2012, there were 5,165 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include agency securities, and financial, industrials and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

The Underlying Index includes investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than 10 years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country’s currency, but are traded outside of that country in a different country and regulatory system (Eurobonds). The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are updated on the last business day of each month.

iShares Latin America 40 ETF	The fund seeks to track the investment results of the S&P Latin America 40TM (the “Underlying Index”), which is comprised of selected equities trading on the exchanges of five Latin American countries. The Underlying Index includes securities that S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., considers to be highly liquid from major economic sectors of the Mexican and South American equity markets. Companies from Brazil, Chilé, Colombia, Mexico and Peru are represented in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer staples, financial and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares MSCI ACWI ETF	The fund seeks to track the investment results of the MSCI ACWI (the “Underlying Index”), which is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging markets countries. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. As of June 30, 2013, the Underlying Index consisted of companies in the following countries or regions: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and the United States.
iShares MSCI EAFE ETF	The fund seeks to track the investment results of the MSCI EAFE Index (the “Underlying Index”), which has been developed by MSCI Inc. as an equity benchmark for its international stock performance. The Underlying Index includes stocks from Europe, Australasia and the Far East and, as of June 30, 2013, consisted of the following 22 developed market country indexes or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, consumer staples, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares MSCI EAFE Minimum Volatility ETF	The fund seeks to track the investment results of the MSCI EAFE Minimum Volatility (USD) Index (the “Underlying Index”), which has been developed by MSCI Inc. to measure the performance of international equity securities that in aggregate have lower volatility. The Underlying Index begins with the MSCI EAFE Index, which is a capitalization-weighted index, and then follows a rules-based methodology to determine weights for securities in the index that seeks to minimize total risk of the MSCI EAFE Index. The Underlying Index includes stocks from Europe, Australasia, the Middle East and the Far East and, as of June 30, 2013, consisted of the following 15 developed market country indexes or regions: Australia, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Japan, the Netherlands, New Zealand, Singapore, Switzerland and the United Kingdom. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer staples, financials and healthcare companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI Emerging Markets Minimum Volatility ETF	The fund seeks to track the investment results of the MSCI Emerging Markets Minimum Volatility (USD) Index (the “Underlying Index”), which has been developed by MSCI Inc. to measure the performance of equity securities in global emerging markets that in aggregate have lower volatility. The Underlying Index begins with the MSCI Emerging Markets Index, which is a capitalization-weighted index, and then follows a rules-based methodology to determine optimal weights for securities in the index with the lowest total risk. As of June 30, 2013, the Underlying Index consisted of companies in the following 19 countries: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan and Thailand. The Underlying Index may include large-, mid- or small- capitalization companies, and components primarily include consumer staples, financials and telecommunications companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares MSCI U.S. Minimum Volatility ETF	The fund seeks to track the investment results of the MSCI USA Minimum Volatility (USD) Index (the “Underlying Index”), which has been developed by MSCI Inc. to measure the performance of equity securities in the top 85% by market capitalization of equity securities listed on stock exchanges in the United States that, in the aggregate, have lower volatility relative to the broader U.S. equity market. The Underlying Index begins with the MSCI USA Index, which is a capitalization-weighted index, and then follows a rules-based methodology to determine weights for securities in the index that seeks to minimize total risk of the MSCI USA Index. Components primarily include consumer staples, financials and healthcare companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares MSCI Pacific ex Japan ETF	The fund seeks to track the investment results of the MSCI Pacific ex Japan Index (the “Underlying Index”), which consists of stocks from the following four countries: Australia, Hong Kong, New Zealand and Singapore. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include financials, industrials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares National AMT-Free Muni Bond ETF

The fund seeks to track the investment results of the S&P National AMT-Free Municipal Bond IndexTM (the “Underlying Index”), which measures the performance of the investment-grade segment of the U.S. municipal bond market. As of December 31, 2012, there were 9,357 issues in the Underlying Index. Components primarily include transportation and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

The Underlying Index includes municipal bonds from issuers that are primarily state or local governments or agencies (including the Commonwealth of Puerto Rico and U.S. territories such as the U.S. Virgin Islands and Guam) such that the interest on each bond is exempt from U.S. federal income taxes and the federal alternative minimum tax (“AMT”). Each bond must have a rating of at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s Investors Service, Inc., or BBB- by Fitch, Inc. A bond must be rated by at least one of the three rating agencies in order to qualify for the Underlying Index. For the avoidance of doubt, the lowest rating will be used in determining if the bond is investment-grade. Each bond must be denominated in U.S. dollars. Each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date. In addition, each bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month to be included in the Underlying Index. The Underlying Index is a market-value weighted index, and the securities in the Underlying Index are updated after the close on the last business day of each month.

iShares U.S. Preferred Stock ETF

The fund seeks to track the investment results of the S&P U.S. Preferred Stock IndexTM (the “Underlying Index”), which measures the performance of a select group of preferred stocks listed on the New York Stock Exchange, NYSE Arca, Inc., NYSE Amex, NASDAQ Global Select Market, NASDAQ Select Market or NASDAQ Capital Market. The Underlying Index does not seek to directly reflect the performance of the companies issuing the preferred stock. The Underlying Index includes preferred stocks with a market capitalization over $100 million that meet minimum price, liquidity, trading volume, maturity and other requirements determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc. The Underlying Index excludes certain issues of preferred stock, such as those that are issued by special ventures (e.g., toll roads or dam operators) or structured products that are linked to indexes or other stocks.

In general, preferred stock is a class of equity security that pays a specified dividend that must be paid before any dividends can be paid to common stockholders, and which takes precedence over common stock in the event of the company’s liquidation.

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Fund Name	Investment Objective and Principal Investment Strategies
iShares U.S. Preferred Stock ETF (continued)

Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Additionally, preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance. The Underlying Index may include many different categories of preferred stock, such as floating and fixed-rate preferreds, callable preferreds, convertible preferreds, cumulative and non-cumulative preferreds, trust preferreds or various other traditional and hybrid issues of preferred stock.

As of March 31, 2013, the Underlying Index was concentrated in the financial industry group, which comprised approximately 87% of the market capitalization of the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financial, real estate and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares TIPS Bond ETF

The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Underlying Index”).

The Underlying Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

The Underlying Index includes all publicly-issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment-grade and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

iShares MSCI Australia ETF	The fund seeks to track the investment results of the MSCI Australia Index (the “Underlying Index”), which consists of stocks traded primarily on the Australian Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer staples, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares 1-3 Year Credit Bond ETF

The fund seeks to track the investment results of the Barclays U.S. 1-3 Year Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years. As of December 31, 2012, there were 976 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and primarily include agency securities, and financial and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

The Underlying Index includes investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than three years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country’s currency but are traded outside of that country in a different monetary and regulatory system (Eurobonds). The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are updated on the last business day of each month.

iShares MSCI Brazil Capped ETF	The fund seeks to track the investment results of the MSCI Brazil 25/50 Index (the “Underlying Index”), which consists of stocks traded primarily on the BM&FBOVESPA (the Brazilian exchange). The Underlying Index is a free float-adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight and all issuers with weight above 5% do not exceed 50% of the Underlying Index weight. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily

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Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI Brazil Capped ETF (continued)	include consumer staples, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares MSCI Mexico Capped ETF	The fund seeks to track the investment results of the MSCI Mexico Investable Market Index (IMI) 25/50 (the “Underlying Index”), which consists of stocks traded primarily on the Mexican Stock Exchange. The Underlying Index is a free-float adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight and all issuers with weight above 5% do not exceed 50% of the Underlying Index weight. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer staples, materials and telecommunications companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares MSCI Canada ETF	The fund seeks to track the investment results of the MSCI Canada Index (the “Underlying Index”), which consists of stocks traded primarily on the Toronto Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include energy, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Select Dividend ETF

The fund seeks to track the investment results of the Dow Jones U.S. Select Dividend Index (the “Underlying Index”), which measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. Dividend yield is calculated using a stock’s unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price. The Underlying Index is comprised of 100 of the highest dividend-yielding securities (excluding real estate investment trusts) in the Dow Jones U.S. Index, a broad-based index representative of the total market for U.S. equity securities. To be included in the Underlying Index, the securities (i) must have a current year’s dividend per-share ratio which is greater than or equal to their five year average dividend per-share ratio; (ii) must have an average five-year dividend payout ratio of 60% or less; and (iii) must have a minimum three-month average trading volume of 100,000 shares a day. “Dividend payout ratio” reflects the percentage of a company’s earnings paid out as dividends. A ratio of 60% would mean that the company issuing the security paid out approximately 60% of its earnings as dividends. A company with a lower dividend payout ratio has more earnings to support dividends, and adjustments or changes in the level of earnings are therefore less likely to significantly affect the level of dividends paid. Positive dividend growth rate is a measure of dividend consistency, since it provides some indication of a company’s ability to continue to pay dividends. The Underlying Index is reviewed and rebalanced annually.

The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer goods, industrials and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares U.S. Real Estate ETF	The fund seeks to track the investment results of the Dow Jones U.S. Real Estate Index (the “Underlying Index”), which measures the performance of the real estate sector of the U.S. equity market. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include real estate investment trusts. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares MSCI Emerging Markets ETF	The fund seeks to track the investment results of the MSCI Emerging Markets Index (the “Underlying Index”), which is designed to measure equity market performance in the global emerging markets. As of June 30, 2013, the Underlying Index consisted of the following 21 emerging market indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. The Underlying Index may include large-, mid- or small- capitalization companies, and components primarily include energy, financials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares MSCI Germany ETF	The fund seeks to track the investment results of the MSCI Germany Index (the “Underlying Index”), which consists of stocks traded primarily on the Frankfurt Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financials and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

35

Fund Name	Investment Objective and Principal Investment Strategies
iShares iBoxx $ Investment Grade Corporate Bond ETF

The fund seeks to track the investment results of the Markit iBoxx® USD Liquid Investment Grade Index (the “Underlying Index”), which is a rules-based index consisting of liquid, U.S. dollar-denominated, investment-grade corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid investment-grade corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. There is no limit to the number of issues in the Underlying Index, but as of December 31, 2012, the Underlying Index included approximately 1,085 constituents. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer services, financial, and oil and gas companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

The Underlying Index is a subset of the Markit iBoxx USD Corporate Bond Index, an index of over 3,608 investment-grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds in the Markit iBoxx USD Corporate Bond Index using defined rules. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the Index Provider; (ii) are rated investment-grade by Fitch, Inc., Moody’s Investors Services or Standard & Poor’s Ratings Services; (iii) are from issuers with at least $2 billion outstanding face value; (iv) have at least $750 million of outstanding face value; and (v) have at least three years to maturity.

iShares MSCI Japan ETF	The fund seeks to track the investment results of the MSCI Japan Index (the “Underlying Index”), which consists of stocks traded primarily on the Tokyo Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares J.P. Morgan USD Emerging Markets Bond ETF

The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the J.P. Morgan EMBISM Global Core Index (the “Underlying Index”).

The Underlying Index is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

As of September 30, 2012, the Underlying Index consisted of the following 35 countries: Argentina, Belarus, Brazil, Bulgaria, Chile, China, Colombia, Croatia, the Dominican Republic, Egypt, El Salvador, Hungary, Indonesia, Iraq, the Ivory Coast, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Panama, Peru, the Philippines, Poland, Romania, Russia, Serbia, South Africa, Sri Lanka, Turkey, the Ukraine, Uruguay, Venezuela and Vietnam. As of September 30, 2012, the Underlying Index’s five highest weighted countries were Brazil, Russia, Turkey, Mexico and the Philippines.

The Underlying Index may change its composition and weighting monthly upon rebalancing. The Underlying Index includes both fixed-rate and floating-rate instruments issued by sovereign and quasi-sovereign entities from index-eligible countries. Quasi-sovereign entities are entities whose securities are either 100% owned by their respective governments or subject to a 100% guarantee that does not rise to the level of constituting the full faith and credit by such governments. Only those instruments which (i) are denominated in U.S. dollars, (ii) have a current face amount outstanding of $1 billion or more, (iii) have at least two years until maturity, (iv) are able to settle internationally through Euroclear or another institution domiciled outside the issuing country, and (v) have bid and offer prices that are available on a daily and timely basis — either from an inter-dealer broker or J.P. Morgan Securities LLC — are considered for inclusion in the Underlying Index. As of September 30, 2012, the Underlying Index consisted of both investment-grade and non-investment-grade bonds. Convertible bonds are not eligible for inclusion in the Underlying Index. The Underlying Index is market value weighted and is rebalanced monthly on the last business day of the month.

iShares Cohen & Steers REIT ETF	The fund seeks to track the investment results of the Cohen & Steers Realty Majors Index (the “Underlying Index”), which consists of selected real estate investment trusts (“REITs”). The objective of the Underlying Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Underlying Index based on a review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Underlying Index must meet minimum market capitalization and liquidity requirements. The Underlying Index is weighted according to the total free float adjusted market value of each REIT’s outstanding shares and is adjusted

36

Fund Name	Investment Objective and Principal Investment Strategies
iShares Cohen & Steers REIT ETF (continued)

quarterly so that no REIT represents more than 8% of the Underlying Index. Within the REIT market, the Underlying Index is diversified across property sectors that represent the current market. Components primarily include REITs.

The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

iShares Russell 1000 ETF	The fund seeks to track the investment results of the Russell 1000® Index (the “Underlying Index”), which measures the performance of large- and mid-capitalization sectors of the U.S. equity market. The Underlying Index includes issuers representing approximately 91% of the market capitalization of all publicly-traded U.S. equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index. As of March 31, 2013, the Underlying Index represented approximately 91% of the total market capitalization of the Russell 3000® Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. Components primarily include consumer discretionary, financial and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Russell 1000 Growth ETF	The fund seeks to track the investment results of the Russell 1000® Growth Index (the “Underlying Index”), which measures the performance of large- and mid-capitalization growth sectors of the U.S. equity market. It is a subset of the Russell 1000® Index, which measures the performance of the large-capitalization sector of the U.S. equity market. As of March 31, 2013, the Underlying Index represented approximately 48% of the total market value of the Russell 1000® Index. The Underlying Index measures the performance of equity securities of Russell 1000® Index issuers with relatively higher price-to-book ratios and higher forecasted growth. Components primarily include consumer discretionary, producer durables and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Russell 1000 Value ETF	The fund seeks to track the investment results of the Russell 1000® Value Index (the “Underlying Index”), which measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is a subset of the Russell 1000® Index, which measures the performance of the large-capitalization sector of the U.S. equity market. As of March 31, 2013, the Underlying Index represented approximately 52% of the total market value of the Russell 1000® Index. The Underlying Index measures the performance of equity securities of Russell 1000® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. Components primarily include energy, financial and healthcare companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Russell 2000 ETF	The fund seeks to track the investment results of the Russell 2000® Index (the “Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. The Underlying Index includes issuers representing approximately 9% of the total market capitalization of all publicly-traded U.S. equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000® Index. As of March 31, 2013, the Underlying Index represented approximately $1.6 trillion of the total market capitalization of the Russell 3000® Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. Components primarily include consumer discretionary, financial and producer durables companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Russell 2000 Growth ETF	The fund seeks to track the investment results of the Russell 2000® Growth Index (the “Underlying Index”), which measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 2000® Index, which measures the performance of the small-capitalization sector of the U.S. equity market. As of March 31, 2013, the Underlying Index represented approximately 49% of the total market value of the Russell 2000® Index. The Underlying Index measures the performance of equity securities of Russell 2000® Index issuers with relatively higher price-to-book ratios and higher forecasted growth. Components primarily include consumer discretionary, healthcare and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Russell 2000 Value ETF	The fund seeks to track the investment results of the Russell 2000® Value Index (the “Underlying Index”), which measures the performance of the small-capitalization value sector of the U.S. equity market. It is a subset of the Russell 2000® Index, which measures the performance of the small-capitalization sector of the U.S. equity market. As of March 31, 2013, the Underlying Index represents approximately 51% of the total market value of the Russell 2000® Index. The Underlying Index measures the performance of equity securities of Russell 2000® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. Components primarily include consumer discretionary,

37

Fund Name	Investment Objective and Principal Investment Strategies
iShares Russell 2000 Value ETF (continued)	financial and producer durables companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Russell 3000 ETF	The fund seeks to track the investment results of the Russell 3000® Index (the “Underlying Index”), which measures the performance of the broad U.S. equity market. As of March 31, 2013, the Underlying Index included issuers representing approximately 98% of the total market capitalization of all publicly-traded U.S.-domiciled equity securities. The Underlying Index is a float-adjusted capitalization-weighted index of the largest issuers determined to have the U.S. as their primary country of risk. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financial and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Russell Mid-Cap ETF	The fund seeks to track the investment results of the Russell Midcap® Index (the “Underlying Index”), which measures the performance of the mid-capitalization sector of the U.S. equity market. The Underlying Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000® Index. The Underlying Index includes equity securities issued by issuers which range in size between approximately $1.6 billion and $18.3 billion, although this range may change from time to time. As of March 31, 2013, the Underlying Index represented approximately 28% of the total market capitalization of all publicly-traded U.S. equity securities. Components primarily include consumer discretionary, financial and producer durables companies, and may change over time.
iShares Russell Mid-Cap Growth ETF	The fund seeks to track the investment results of the Russell Midcap® Growth Index (the “Underlying Index”), which measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. As of March 31, 2013, the Underlying Index represented approximately 46% of the total market value of the Russell Midcap® Index. The Underlying Index measures the performance of equity securities of Russell Midcap® Index issuers with higher price-to-book ratios and higher forecasted growth. The Russell Midcap® Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000® Index and includes securities issued by issuers which range in size between approximately $1.6 billion and $18.3 billion, although this range may change from time to time. Components primarily include consumer discretionary, producer durables and technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Russell Mid-Cap Value ETF	The fund seeks to track the investment results of the Russell Midcap® Value Index (the “Underlying Index”), which measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. As of March 31, 2013, the Underlying Index represented approximately 54% of the total market value of the Russell Midcap® Index. The Underlying Index measures the performance of equity securities of Russell Midcap® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. The Russell Midcap® Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000® Index and includes securities issued by issuers which range in size between approximately $1.6 billion and $18.3 billion, although this range may change from time to time. Components primarily include consumer discretionary, financial, producer durables and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares MSCI South Korea Capped ETF	The fund seeks to track the investment results of the MSCI Korea 25/50 Index (the “Underlying Index”), which consists of stocks traded primarily on the Stock Market Division of the Korea Exchange. The Underlying Index is a free-float adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight and all issuers with weight above 5% do not exceed 50% of the Underlying Index weight. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Core S&P Small-Cap ETF	The fund seeks to track the investment results of the S&P SmallCap 600® (the “Underlying Index”), which measures the performance of the small-capitalization sector of the U.S. equity market. As of March 31, 2013, the Underlying Index included approximately 3% of the market capitalization of all U.S. equity securities. The stocks in the Underlying Index have a market capitalization between $300 million and $1.4 billion at time of entry, which

38

Fund Name	Investment Objective and Principal Investment Strategies
iShares Core S&P Small-Cap ETF (continued)	may fluctuate depending on the overall level of the equity markets, and are selected for liquidity and industry group representation. The Underlying Index consists of stocks from a broad range of industries. Components primarily include consumer discretionary, financial, industrials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares Core S&P Mid-Cap ETF	The fund seeks to track the investment results of the S&P MidCap 400® (the “Underlying Index”), which measures the performance of the mid-capitalization sector of the U.S. equity market. As of March 31, 2013, the Underlying Index included approximately 8% of the market capitalization of all U.S. equity securities. The stocks in the Underlying Index have a market capitalization between $1 billion and $4.4 billion at time of entry, and which may fluctuate depending on the overall level of the equity markets, and are selected for liquidity and industry group representation. The Underlying Index consists of stocks from a broad range of industries. Components primarily include financial, industrials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares S&P Mid-Cap 400 Growth ETF	The fund seeks to track the investment results of the S&P MidCap 400® Growth Index (the “Underlying Index”), which measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the S&P MidCap 400® and consists of those stocks in the S&P MidCap 400® exhibiting the strongest growth characteristics, as determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., representing approximately 50% of the market capitalization of the S&P MidCap 400® as of March 31, 2013. The stocks in the Underlying Index have a market capitalization between $1 billion and $4.4 billion (which may fluctuate depending on the overall level of the equity markets). The Underlying Index consists of stocks from a broad range of industries. Components primarily include consumer discretionary, financial, industrials, and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares S&P Mid-Cap 400 Value ETF	The fund seeks to track the investment results of the S&P MidCap 400® Value Index (the “Underlying Index”), which measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P MidCap 400® and consists of those stocks in the S&P MidCap 400® exhibiting the strongest value characteristics, as determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., representing approximately 50% of the market capitalization of the S&P MidCap 400® as of March 31, 2013. The stocks in the Underlying Index have a market capitalization between $1 billion and $4.4 billion (which may fluctuate depending on the overall level of the equity markets). The Underlying Index consists of stocks from a broad range of industries. Components primarily include financial, industrials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares S&P Small-Cap 600 Value ETF	The fund seeks to track the investment results of the S&P SmallCap 600® Value Index (the “Underlying Index”), which measures the performance of the small-capitalization value sector of the U.S. equity market. It is a subset of the S&P SmallCap 600® and consists of those stocks in the S&P SmallCap 600® exhibiting the strongest value characteristics, as determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., representing approximately 50% of the market capitalization of the S&P SmallCap 600® as of March 31, 2013. The stocks in the Underlying Index have a market capitalization between $300 million and $1.4 billion (which may fluctuate depending on the overall level of the equity markets). Components primarily include consumer discretionary, financial and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares S&P 100 ETF	The fund seeks to track the investment results of the S&P 100® (the “Underlying Index”), which measures the performance of the large-capitalization sector of the U.S. equity market. It is a subset of the S&P 500® and consists of blue chip stocks from diverse industries in the S&P 500® with exchange listed options. As of March 31, 2013, the Underlying Index represented approximately 53% of the market capitalization of U.S. equities. The Underlying Index consists of stocks from a broad range of industries. Components primarily include consumer staples, energy, financial, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares S&P 500 Growth ETF	The fund seeks to track the investment results of the S&P 500® Growth Index (the “Underlying Index”), which measures the performance of the large-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 500® and consists of those stocks in the S&P 500® exhibiting the strongest growth characteristics, as determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., representing approximately 51% of the market capitalization of the S&P 500® as of March 31, 2013.

39

Fund Name	Investment Objective and Principal Investment Strategies
iShares S&P 500 Growth ETF (continued)	Components primarily include consumer discretionary, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares S&P 500 Value ETF	The fund seeks to track the investment results of the S&P 500® Value Index (the “Underlying Index”), which measures the performance of the large-capitalization value sector of the U.S. equity market. It is a subset of the S&P 500® and consists of those stocks in the S&P 500® exhibiting the strongest value characteristics, as determined by S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., representing approximately 49% of the market capitalization of the S&P 500® as of March 31, 2013. Components primarily include energy, financial and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares MSCI Taiwan ETF	The fund seeks to track the investment results of the MSCI Taiwan Index (the “Underlying Index”), which consists of stocks traded primarily on the Taiwan Stock Exchange. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include financials, information technology and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
iShares iBoxx $ High Yield Corporate Bond ETF

The fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index (the “Underlying Index”), which is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. Bonds in the Underlying Index are selected using a rules-based criteria, as defined by the index provider. There is no limit to the number of issues in the Underlying Index, but as of December 31, 2012, the Underlying Index included approximately 791 constituents. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer services, financial, industrials, and oil and gas companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated high yield corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the index provider; (ii) are rated sub-investment-grade by Fitch, Inc., Moody’s Investors Services or Standard & Poor’s Ratings Services; (iii) are from issuers with at least $1 billion outstanding face value; (iv) have at least $400 million of outstanding face value; (v) have an original maturity date of less than 15 years; and (vi) have at least one year to maturity.

SPDR Barclays International Treasury Bond ETF	The fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the fixed-rate local currency sovereign debt of investment grade countries outside the United States. The Barclays Global Treasury Ex-US Capped Index (the “Underlying Index”) includes government bonds issued by investment grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated investment grade (Baa3/BBB-/BBB-or higher using the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s, Inc. and Fitch Inc., respectively). Each of the component securities in the Underlying Index is a constituent of the Barclays Global Treasury ex-US Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Italy, Japan, Mexico, Netherlands, Poland, South Africa, Spain, Sweden, Taiwan, United Kingdom. In addition, the securities in the Underlying Index must be fixed-rate and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. The Underlying Index is calculated by Barclays using a modified “market capitalization” methodology. This design ensures that each constituent country within the Underlying Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Underlying Index. Component securities in each constituent country are represented in a proportion consistent with their percentage relative to the other component securities in the constituent country. Under certain conditions, however, the par amount of a component security within the Underlying Index may be adjusted to conform to Internal Revenue Code requirements. As of September 30, 2013, there were approximately 667 securities in the Underlying Index and the modified adjusted duration of securities in the Underlying Index was approximately 7.04 years.

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Fund Name	Investment Objective and Principal Investment Strategies
The Consumer Discretionary Select Sector SPDR® Fund

The fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Consumer Discretionary Select Sector Index (the “Underlying Index”).

The Underlying Index includes companies from the following industries: media; retail (specialty, multiline, internet & catalog); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; auto components; distributors; leisure equipment & products; and diversified consumer services. The Underlying Index is one of nine select sector indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Underlying Index is a constituent company of the S&P 500 Index; (2) each stock in the S&P 500 Index is allocated to one and only one of the select sector indexes; and (3) the Underlying Index is calculated by Standard & Poor’s using a modified “market capitalization” methodology. This design ensures that each of the component stocks within a select sector index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such select sector index. Under certain conditions, however, the weighting of a component stock within the select sector index may be adjusted to conform to Internal Revenue Code of 1986, as amended, requirements. As of December 31, 2013, the Underlying Index was composed of 83 stocks.

The Energy Select Sector SPDR® Fund

The fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Energy Select Sector Index (the “Underlying Index”).

The Underlying Index includes companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. The Underlying Index is one of nine select sector indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Underlying Index is a constituent company of the S&P 500 Index; (2) each stock in the S&P 500 Index is allocated to one and only one of the select sector indexes; and (3) the Underlying Index is calculated by Standard & Poor’s using a modified “market capitalization” methodology. This design ensures that each of the component stocks within a select sector index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such select sector index. Under certain conditions, however, the weighting of a component stock within the select sector index may be adjusted to conform to Internal Revenue Code of 1986, as amended, requirements. As of December 31, 2013, the Underlying Index was composed of 44 stocks.

The Financial Select Sector SPDR® Fund

The fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Financial Select Sector Index (the “Underlying Index”).

The Underlying Index includes companies from the following industries: diversified financial services; insurance; commercial banks; capital markets; real estate investment trusts (“REITs”); consumer finance; thrifts & mortgage finance; and real estate management & development. The Underlying Index is one of nine select sector indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Underlying Index is a constituent company of the S&P 500 Index; (2) each stock in the S&P 500 Index is allocated to one and only one of the select sector indexes; and (3) the Underlying Index is calculated by Standard & Poor’s using a modified “market capitalization” methodology. This design ensures that each of the component stocks within a select sector index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such select sector index. Under certain conditions, however, the weighting of a component stock within the select sector index may be adjusted to conform to Internal Revenue Code of 1986, as amended, requirements. As of December 31, 2013, the Underlying Index was composed of 81 stocks.

The Health Care Select Sector SPDR® Fund

The fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Health Care Select Sector Index (the “Underlying Index”).

The Underlying Index includes companies from the following industries: pharmaceuticals; health care equipment & supplies; health care providers & services; biotechnology; life sciences tools & services; and health care technology. The Underlying Index is one of nine select sector indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Underlying Index is a constituent company of the S&P 500 Index; (2) each stock in the S&P 500 Index is allocated to one and only one of the select sector indexes; and (3) the Underlying Index is calculated by Standard & Poor’s using a modified “market capitalization” methodology. This design ensures that each of the component stocks within a select sector index is represented in a proportion

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Fund Name	Investment Objective and Principal Investment Strategies
The Health Care Select Sector SPDR® Fund (continued)	consistent with its percentage with respect to the total market capitalization of such select sector index. Under certain conditions, however, the weighting of a component stock within the select sector index may be adjusted to conform to Internal Revenue Code of 1986, as amended, requirements. As of December 31, 2013, the Underlying Index was composed of 55 stocks.
The Technology Select Sector SPDR® Fund

The fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Technology Select Sector Index (the “Underlying Index”).

The Underlying Index includes companies from the following industries: computers & peripherals; software; diversified telecommunication services; communications equipment; semiconductors & semiconductor equipment; internet software & services; IT services; electronic equipment, instruments & components; wireless telecommunication services; and office electronics. The Underlying Index is one of nine select sector indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Underlying Index is a constituent company of the S&P 500 Index; (2) each stock in the S&P 500 Index is allocated to one and only one of the select sector indexes; and (3) the Underlying Index is calculated by Standard & Poor’s using a modified “market capitalization” methodology. This design ensures that each of the component stocks within a select sector index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such select sector index. Under certain conditions, however, the weighting of a component stock within the select sector index may be adjusted to conform to Internal Revenue Code of 1986, as amended, requirements. As of December 31, 2013, the Underlying Index was composed of 71 stocks.

EQUITY FUNDS

Fund Name	Investment Objective and Principal Investment Strategies
ACWI ex-US Index Master Portfolio

The investment objective of the fund is to match the performance of the MSCI All Country World ex-US Index (the “MSCI ACWI ex-US Index”) in U.S. dollars with net dividends as closely as possible before the deduction of fund expenses. The fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI ACWI ex-USA Index. The fund will be substantially invested in equity securities in the MSCI ACWI ex-USA Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex-USA Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock.

The fund will invest in the common stocks represented in the MSCI ACWI ex-US Index in roughly the same proportions as their weightings in the MSCI ACWI ex-US Index. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States. The component stocks have a market capitalization between $190 million and $416 billion as of March 29, 2013. The fund may also engage in futures transactions. At times, the fund may not invest in all of the common stocks in the MSCI ACWI ex-US Index, or in the same weightings as in the MSCI ACWI ex-US Index. At those times, the fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks chosen are similar to the MSCI ACWI ex-US Index as a whole.

BlackRock All-Cap Energy & Resources Portfolio	The investment objective of the fund is to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. The fund expects to invest primarily in developed markets, but may also invest in emerging markets. The fund may invest in companies of any size. The fund may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (commonly known as derivatives).

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EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
Master Basic Value LLC

The investment objective of the fund is to seek capital appreciation and, secondarily, income.

The fund tries to achieve its investment objective by investing in securities, primarily equity securities, that fund management believes are undervalued and therefore represent basic investment value.

The fund places particular emphasis on companies with below average price/earnings ratios that may pay above average dividends. The fund purchases primarily common stock of U.S. companies in trying to meet its objectives. The fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which the fund management believes the company will recover. The fund focuses its investments on companies with a market capitalization over $5 billion. The fund may invest up to 25% of its total assets in the securities of foreign companies. The fund concentrates its foreign exposure on established companies in developed countries. Although the fund may invest in emerging markets or underdeveloped countries from time to time, the fund does not speculate on such markets or countries.

Fund management believes that favorable changes in market prices are more likely to occur when: (i) stocks are out of favor; (ii) company earnings are depressed; (iii) price/ earnings ratios are limited; (iv) there is no general interest in a security or industry. On the other hand, fund management believes that negative developments are more likely to occur when: (i) investment expectations are generally high; (ii) stock prices are advancing or have advanced rapidly; (iii) price/earnings ratios have been inflated; (iv) an industry or security continues to become popular among investors.

Fund management believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the fund may invest a large part of its net assets in stocks that have weak research ratings. The fund may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if the fund determines that the issuer no longer meets the criteria fund management has established for the purchase of such securities or if fund management thinks there is a more attractive investment opportunity in the same category.

Bond Index Master Portfolio	The fund seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays U.S. Aggregate Bond Index (the “Barclays U.S. Aggregate Index”). The fund pursues its investment objective by seeking to match the total return performance of the Barclays U.S. Aggregate Index, which is composed of approximately 8,000 fixed-income securities. The fixed-income securities that comprise the Barclays U.S. Aggregate Index include U.S. government securities and corporate bonds, as well as mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. All securities in the Barclays U.S. Aggregate Index are investment-grade. The fund maintains a weighted average maturity consistent with that of the Barclays U.S. Aggregate Index, which generally ranges between 5 and 10 years. The fund invests in a representative sample of these securities. Securities are selected for investment by the fund in accordance with their relative proportion within the Barclays U.S. Aggregate Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors. The fund’s manager considers investments that provide substantially similar exposure to securities in the Barclays U.S. Aggregate Index to be investments comprising the fund’s benchmark index. The fund is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its benchmark index. Under normal circumstances, at least 90% of the value of the fund’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Barclays U.S. Aggregate Index, which, for the fund, are considered bonds.
BlackRock Capital Appreciation Fund, Inc.

The investment objective of the fund is to seek long-term growth of capital.

The fund will seek to achieve its investment objective by investing primarily in a diversified portfolio consisting of primarily common stock of U.S. companies that fund management believes have shown above-average growth rates in earnings over the long-term. In other words, fund management tries to choose investments that will increase in value over the long term. The fund will generally invest at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock, and rights to subscribe to common stock. Of these securities the fund will generally invest in common stock. The fund emphasizes investments in companies with medium to large market capitalization (currently, approximately $2 billion or more).

Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either

43

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Capital Appreciation Fund, Inc. (continued)	interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. The fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.
BlackRock Commodity Strategies Fund

The investment objective of the fund is to seek total return. The fund utilizes two strategies and under normal circumstances, expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

One strategy focuses on investments in commodity-linked derivatives. To meet coverage and collateral requirements associated with these derivative investments, and to invest excess cash, the fund holds a portion of its portfolio in investment-grade short-term fixed-income securities. The other strategy focuses on equity investments in commodity-related companies, including, but not limited to, companies operating in the mining, energy and agricultural sectors. The fund invests in equity securities of such companies in order to complement the commodity exposures achieved through investments in commodity-linked derivatives. Taken together, these two strategies offer broad exposure to global commodities market trends across asset classes, industries, sectors, and regions.

The fund manages the term structure of its commodity-linked derivative positions and has the flexibility to gain exposure to futures maturities which differ from those in the fund’s benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM. This is done in an effort to achieve efficient investment results and minimize any adverse effects on returns caused by commodity term structures.

Equity securities held by the fund may include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, and other instruments whose price is linked to the value of common stock, and equity interests in master limited partnerships. In addition, the fund may also invest in fixed-income instruments (of any credit quality and any duration) of commodity-related companies.

There are no restrictions on investment in terms of geography or market capitalization. As such, the fund may invest in both U.S. and non-U.S. companies, including companies located in emerging markets, and in securities denominated in both U.S. dollars and foreign currencies.

BlackRock Emerging Markets Dividend Fund

The investment objective of the fund is primarily to seek investment income; and, as a secondary objective, to seek capital appreciation.

Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying equity securities of, or derivatives having economic characteristics similar to the dividend-paying equity securities of, companies domiciled in, or tied economically to, emerging market countries. This policy is a non-fundamental policy of the fund and may not be changed without 60 days’ prior notice to the fund’s shareholders. The fund’s investment manager considers an emerging market country to include any country that is: (i) generally recognized to be an emerging market country by the international financial community, including the World Bank; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index. The fund’s investment manager determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (1) the issuer’s primary trading market is in an emerging market; (2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; (3) the investment is included in an index representative of emerging markets; and (4) the investment is exposed to the economic risks and returns of emerging markets. The fund may also invest in pre-emerging markets, also known as frontier markets, which are emerging market countries that are considered to be among the smallest, least mature and least liquid.

The fund may invest in securities of both U.S. and non-U.S. issuers, which can be both U.S. dollar-based and non-U.S. dollar-based and may be currency hedged or unhedged. Fund management anticipates that under most circumstances the fund’s investments will primarily be denominated in foreign currencies. The fund may invest in securities of companies of any market capitalization.

The fund may invest in derivatives, including, but not limited to, options, futures, options on futures and swaps and foreign currency transactions, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future)

44

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Emerging Markets Dividend Fund (continued)	to hedge against movement in the value of non-U.S. currencies. The fund’s exposure to certain markets may be effected through investments in participation notes or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of securities listed in such markets. The fund may invest in shares of companies through an initial public offering.
BlackRock Emerging Markets Fund, Inc.

The investment objective of the fund is to seek long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

Under normal conditions, the fund invests at least 80% of its total assets in equity securities of issuers located in countries with developing capital markets. Equity securities consist primarily of common and preferred stocks and depositary receipts, and include securities convertible into common stock, and securities or other instruments whose price is linked to the value of common stock. A developing capital market is the market of any country that the World Bank, the International Finance Corporation, the United Nations or its authorities have determined to have a low or middle income economy. Countries with developing capital markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. For this purpose, developing capital markets include, but are not limited to, the markets of all countries that comprise the MSCI Emerging Markets Index. The fund may also invest in fixed-income securities issued by companies and governments in these countries, as well as mezzanine investments. The fund normally invests in at least three countries at any given time. The fund can invest in securities denominated in either U.S. dollars or foreign currencies. Fund management anticipates that under most circumstances the fund’s investments will primarily be denominated in foreign currencies. The fund has not established any rating or maturity criteria for the debt securities in which it may invest. From time to time the fund may invest in shares of companies through initial public offerings.

Fund management may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund’s exposure to certain markets may be effected through investments in participation notes or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of securities listed in such markets.

BlackRock Energy & Resources Portfolio

The investment objective of the fund is to provide long-term growth of capital. Under normal conditions, the fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). Equity securities include common and preferred stock, convertible securities, warrants, depositary receipts and securities or other instruments whose price is linked to the price of common stock. The fund intends to emphasize small companies but may from time to time emphasize companies of other sizes. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. The fund expects to invest primarily in developed markets, but may also invest in emerging markets.

The fund may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (commonly known as derivatives).

BlackRock Equity Dividend Fund

The investment objective of the fund is to seek long-term total return and current income. The fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The fund may also invest in convertible securities and non-convertible preferred stock. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

The fund may invest up to 25% of its total assets in securities of foreign issuers. The fund may invest in securities from any country. The fund may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies. BlackRock chooses investments for the fund that it believes will both increase in value over the long term and provide current income, focusing on investments that will do both instead of those that will favor current income over capital appreciation.

45

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock EuroFund

The investment objective of the fund is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. For these purposes, “net assets” include any borrowings for investment purposes. Equity securities include common stock, preferred stock, securities convertible into common stock or securities or other instruments whose price is linked to the value of common stock.

Common stocks are securities representing shares of ownership of a corporation. Convertible securities are securities, such as corporate bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company. The fund currently expects that a majority of the fund’s assets will be invested in equity securities of companies in Western European countries, but may also invest in emerging markets in Eastern European countries. Within particular countries the fund considers the condition and growth potential of industry sectors and selects what fund management believes are companies with attractive valuations or good prospects for earnings growth within those sectors. The fund may invest in companies of any size. Under normal circumstances, the fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the fund would invest at least 30%) — of its total assets in foreign securities, which may include securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The fund will allocate its assets among various regions and countries (but in no less than three different foreign markets). For temporary defensive purposes the fund may deviate very substantially from the allocation described above.

BlackRock Flexible Equity Fund

The investment objective of the fund is to seek to achieve long-term total return. Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and equity-like securities and instruments with similar economic characteristics. The fund seeks to invest primarily in securities issued by North American companies. The fund may invest in companies of any capitalization size, style or sector. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock.

The fund may also invest in equity securities of foreign issuers, including securities of companies in emerging market countries. The fund may invest directly in foreign securities or indirectly through depositary receipts and similar instruments. The fund may invest in derivatives, including but not limited to, total return and credit default swaps, options, futures, options on futures and swaps, and foreign exchange transactions, for hedging purposes, as well as to enhance the return on its portfolio investments. The fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in fixed income securities when, in the view of the portfolio manager, these securities offer better risk-adjusted return potential than equity securities. The fund may invest in fixed income securities of any rating, which may include high yield securities (commonly called “junk bonds”), and the fund may invest up to 10% of its net assets in distressed securities that are in default or the issuers of which are in bankruptcy. The fund may seek to provide exposure (up to 20% of the fund’s total assets) to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in commodities such as exchange traded funds, which are designed to provide exposure to commodity markets without direct investment in physical commodities. The fund may gain such exposure to commodity markets by investing up to 20% of its total assets in a wholly-owned subsidiary of the fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. In order to seek to mitigate risk or lower overall volatility, the fund may invest up to 20% of its net assets in cash or cash equivalents.

Master Focus Growth LLC

The fund’s investment objective is long-term capital appreciation. The fund is a non- diversified fund that tries to achieve its investment objective by investing primarily in common stock of not less than 25 to not more then 45 companies that fund management believes have strong earnings and revenue growth and capital appreciation potential (also known as “aggressive growth companies”).

Companies are selected through a process of both top-down macro-economic analysis of economic and business conditions, and bottom-up analysis of the business fundamentals

46

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
Master Focus Growth LLC (continued)

of individual companies. The fund will emphasize common stock of companies with mid to large stock market capitalizations; however, the fund also may invest in the common stock of small companies. The stocks are selected from a universe of companies that fund management believes have above average growth potential. Fund management will make investment decisions based on judgments regarding several valuation parameters relative to anticipated rates of growth in earnings and potential rates of return on equity.

The fund generally invests at least 65% of its total assets in equity securities. Equity securities consist of common stock and American Depository Receipts (“ADRs”). The fund may invest without limitation in the securities of foreign companies in the form of ADRs.

In addition to ADRs, the fund may also invest up to 20% of its total assets in other forms of securities of foreign companies, including European Depositary Receipts, which are receipts typically issued in Europe evidencing an ownership arrangement with the foreign company or other securities convertible into securities of foreign companies.

BlackRock Global Dividend Portfolio

The investment objective of the fund is to seek to provide a level of current income that exceeds the average yield on global stocks generally. Additionally, the fund seeks to provide long-term capital appreciation.

Under normal circumstances, the fund will invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by fund management, in which case the fund would invest at least 30% of its assets outside of the U.S.). The fund will primarily invest in common stock, preferred stock, securities convertible into common and preferred stock and non-convertible preferred stock. The fund may invest in securities of non-U.S. issuers that can be U.S. dollar based or non-U.S. dollar based. The fund may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The combination of equity securities will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The fund may invest in shares of companies through IPOs and “new issues.”

The fund may invest up to 20% of total assets in global fixed-income securities, including corporate bonds, U.S. Government debt securities, non-U.S. Government and supranational debt securities (an example of such an entity is the International Bank for Reconstruction and Development (the World Bank)), asset-backed securities, mortgage-backed securities, corporate loans, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). Investment in fixed-income securities will be made on an opportunistic basis. The fund may invest in fixed-income securities of any duration or maturity.

The fund has no geographic limits in where it may invest and has no specific policy on the number of different countries in which it will invest. The fund may invest in both developed and emerging markets. The fund may emphasize foreign securities when fund management expects these investments to outperform U.S. securities. The fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the fund or to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

Under normal circumstances, the fund anticipates it will allocate a substantial amount (at least 40% or more — unless market conditions are not deemed favorable by fund management, in which case the fund would invest at least 30%) — of its total assets in foreign securities, which may include securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the fund may deviate very substantially from this allocation.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The fund is a non-diversified portfolio under the Investment Company Act.

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EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Global Opportunities Portfolio

The investment objective of the fund is to provide long-term capital appreciation. Under normal conditions, the fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The fund seeks to buy primarily common stock but may also invest in preferred stock and convertible securities.

The fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The fund may invest up to 25% of its total assets in global fixed income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). Investment in fixed income securities will be made on an opportunistic basis. Securities will be identified based on factors such as relative value and earnings estimate revisions.

From time to time, the fund may invest in shares of companies through IPOs. The fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.- dollar based on a hedged or unhedged basis. The fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

The fund may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

BlackRock Global SmallCap Fund, Inc.

The investment objective of the fund is to seek long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various foreign countries and in the United States. The fund invests in a diversified portfolio primarily consisting of equity securities of small cap issuers in various foreign countries and in the United States. Equity securities consist primarily of common and preferred stocks and depositary receipts, and include securities convertible into common stock, and securities orother instruments whose price is linked to the value of common stock. Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and unsponsored Depositary Receipts. ADRs are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. EDRs (issued in Europe) and GDRs (issued throughout the world) each evidence a similar ownership arrangement. In addition, the fund may invest in derivative securities or instruments, such as options and futures, the value of which is based on a common stock or a group of common stocks. The fund may use derivatives to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return. The derivatives that the fund may use include indexed and inverse securities, options, futures, swaps and forward foreign exchange transactions.

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small cap issuers. Small cap issuers are those whose market capitalization is similar to the market capitalization of companies in the MSCI All Country World Small Cap IndexSM at the time of the fund’s investment. As of September 30, 2013, the MSCI All Country World Small Cap IndexSM included companies with free float market capitalizations generally between $10.45 million and $8.35 billion. The market capitalizations of companies in the index change with market conditions and the composition of the MSCI All Country World Small Cap IndexSM. The fund will invest in securities of issuers from a variety of countries, including those in emerging markets. The fund may also invest in equity securities issued by emerging growth companies, which are companies of any market capitalization without a long or consistent history of earnings but that fund management believes have the potential for earnings growth over an extended period of time.

Under normal circumstances, the fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by fund management, in which case the fund would invest at least 30%) — of its total assets in foreign securities which may include securities (i) of foreign government issuers, (ii) of

48

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Global SmallCap Fund, Inc. (continued)	issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). The fund may invest in securities denominated in any currency. For temporary defensive purposes the fund may deviate substantially from the allocation described above.
BlackRock Health Sciences Opportunities Portfolio	The investment objective of the fund is to provide long-term growth of equity capital. Under normal market conditions, the fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries. The health sciences sector can include companies in health care equipment and supplies, health care providers and services, biotechnology, and pharmaceuticals. Health Sciences and related industries can include, but are not limited to, businesses involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services, companies engaged in biotechnology and medical research and development, companies that may design, manufacture or distribute medical, dental and optical equipment and supplies, including diagnostic equipment, and companies that may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in health sciences or related industries, and may invest in companies located in non-U.S. countries. The fund reserves the right to invest up to 20% of total assets in other types of securities. These may include stocks of companies not associated with health sciences. The fund is classified as non-diversified under the Investment Company Act.
BlackRock International Fund

The investment objective of the fund is to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States. The fund invests primarily in stocks of companies located outside the U.S. The fund may purchase common stock, preferred stock, convertible securities and other instruments. The fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The fund may invest in securities issued by companies of all sizes but will focus mainly on medium and large capitalization companies. Companies will be located in developed countries of Europe and the Far East, and in countries with emerging capital markets anywhere in the world. The fund may invest up to 25% of its total assets in global fixed-income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds).

Fund management selects companies that it believes are undervalued or have good prospects for earnings growth. The fund chooses investments predominantly using a “bottom up” investment style using a global sector-based investment process. The fund’s allocations to particular countries are based on fund management’s evaluation of individual companies.

Under normal circumstances, the fund will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by fund management, in which case the fund would invest at least 30%) of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the fund may deviate very substantially from the allocation described above.

Fund management may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives).

Master International Index Series	The investment objective of the fund is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of fund expenses. The fund will not attempt to buy or sell securities based on the economic, financial or market analysis of the investment

49

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
Master International Index Series (continued)

manager, but will instead employ a “passive” investment approach. This means that the investment manager will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the index before deduction of expenses. The fund will buy or sell securities only when the investment manager believes it is necessary to do so in order to match the performance of the index. Accordingly, it is anticipated that the fund’s portfolio turnover and trading costs will be lower than those of an “actively” managed fund. However, the fund has operating and other expenses, while an index does not. Therefore, the fund may tend to underperform its target index to some degree over time.

The fund will be substantially invested in securities in the index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the index. This policy is a non-fundamental policy of the fund and may not be changed without 60 days’ prior notice to interestholders. The fund may change its target index if the investment manager believes a different index would better enable the fund to match the performance of the market segment represented by the current index and, accordingly, the investment objective of the fund may be changed without interestholder approval.

The fund will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The fund may not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as the EAFE Index. Instead, the fund may invest in a sample of equity securities included in the EAFE Index and in derivative instruments correlated with components of the EAFE Index as a whole based on the investment manager’s optimization process, a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the index with fewer transaction costs than would be incurred through full replication.

BlackRock International Opportunities Portfolio

The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities issued by foreign companies of any market capitalization. The fund may invest up to 40% of its net assets in stocks of issuers in emerging market countries. The fund seeks to buy primarily common stock but can also invest in preferred stock and convertible securities. From time to time the fund may invest in shares of companies through IPOs.

The fund may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

Master Large Cap Core Portfolio

The investment objective of the fund is long-term capital growth. In other words, the fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

The fund seeks to achieve its objective by investing at least 80% of its assets (which for this purpose means net assets plus any borrowings for investment purposes) in equity securities, primarily common stock, of large cap companies located in the United States that BlackRock selects from among those that are, at the time of purchase, included in the Russell 1000® Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities and other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of June 22, 2012, the most recent rebalance date, the lowest market capitalization in this group was $1.4 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index. BlackRock uses a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in its opinion, are consistent with the investment objective of the fund.

50

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
Master Large Cap Growth Portfolio

The investment objective of the fund is long-term capital growth. In other words, the fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

The fund seeks to achieve its objective by investing at least 80% of its assets (which for this purpose means net assets plus any borrowings for investment purposes) in equity securities, primarily common stock, of large cap companies located in the United States that BlackRock selects from among those that are, at the time of purchase, included in the Russell 1000® Growth Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities and other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of June 22, 2012, the most recent rebalance date, the lowest market capitalization in this group was $1.4 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index. BlackRock uses a multi-factor quantitative model to look for companies within the Russell 1000® Growth Index that, in its opinion, are consistent with the investment objective of the fund.

Master Large Cap Value Portfolio

The investment objective of the fund is long-term capital growth. In other words, the fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

The fund seeks to achieve its objective by investing at least 80% of its assets (which for this purpose means net assets plus any borrowings for investment purposes) in equity securities, primarily common stock, of large cap companies located in the United States that BlackRock selects from among those that are, at the time of purchase, included in the Russell 1000® Value Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities and other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of June 22, 2012, the most recent rebalance date, the lowest market capitalization in this group was $1.4 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index. BlackRock uses a multi-factor quantitative model to look for companies within the Russell 1000® Value Index that, in its opinion, are consistent with the investment objective of the fund.

BlackRock Latin America Fund, Inc.

The investment objective of the fund is to seek long-term capital appreciation by investing primarily in Latin American equity and debt securities.

Under normal market conditions, the fund will invest at least 80% of its total assets in Latin American securities. The fund emphasizes equity securities of companies of any market capitalization located in Latin America. The fund will not seek to invest in a large number of countries in Latin America.

Fund management chooses securities using a combination of “top down” and “bottom up” investment styles. “Top down” means that the fund seeks to allocate its investments to markets that fund management believes have the potential to outperform other markets due to economic factors such as government fiscal policies and the direction of interest rates and currency movements. “Bottom up” means that the fund also selects investments based on fund management’s assessment of the earnings prospects of individual companies.

The fund can invest in securities denominated in the currencies of Latin American countries or in other countries. Fund management may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). From time to time the fund may invest in shares of companies through initial public offerings.

BlackRock Long-Horizon Equity Fund	The investment objective of the fund is to provide high total investment return. The fund seeks to achieve its investment objective through a fully managed investment policy utilizing global equity securities. The fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Equity securities include common stock, preferred stock, convertible securities, and securities or other instruments whose price is linked to the value of common stock. The combination of equity securities will be varied from time to time both with respect to types of securities and markets and in response to changing market and economic trends. In making investment decisions, fund management conducts bottom-up, company-specific,

51

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Long-Horizon Equity Fund (continued)

research to identify stocks it believes have the potential to produce attractive total returns over a long-term investment horizon. In selecting equity investments, the fund mainly seeks securities that fund management believes are undervalued. When choosing investments, fund management considers various factors, including opportunities for equity investments to increase in value, expected dividends, and interest rates. The fund may invest in the securities of companies of any market capitalization. The fund may invest a portion of its assets in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein such as stock, bonds or convertible bonds issued by REITs. The fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates, and movements in the securities markets.

The fund has no geographic limits on where it may invest. The fund may invest in both developed and emerging markets. When choosing investment markets, fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in foreign securities, the fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The fund may own foreign cash equivalents or foreign bank deposits as part of the fund’s investment strategy. The fund will also invest in non-U.S. currencies. The fund may underweight or overweight a currency based on the fund management team’s outlook. In addition to its 80% policy set out above, the fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in cash investments if prospective equity returns are expected to be unattractive. Furthermore, for temporary defensive purposes and in case of unusually large cash inflows or redemptions, the fund may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short term debt obligations of corporate issuers, certificates of deposit, bankers’ acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed-income securities.

BlackRock Mid-Cap Growth Equity Portfolio	The investment objective of the fund is long-term capital appreciation. The fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies which fund management believes have above-average earnings growth potential. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Although a universal definition of mid-capitalization companies does not exist, the fund generally defines these companies, at the time of the fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index (between approximately $1.275 billion and $19.075 billion as of June 30, 2012, the most recent rebalance date). In the future, the fund may define mid-capitalization companies using a different index or classification system. The fund seeks to buy primarily common stock but also can invest in preferred stock, convertible securities and other equity securities. From time to time the fund may invest in shares of companies through “new issues” or IPOs. The fund may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. Fund management also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.
BlackRock Mid Cap Value Opportunities Fund

The investment objective of the fund is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that fund management believes are undervalued and therefore represent an investment value. The fund tries to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of mid cap companies. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. Mid cap companies are companies that at the time of purchase have market capitalizations in the range of companies included in the Standard & Poor’s MidCap Value 400 Index (generally between $397 million and $12.2 billion as of March 31, 2013). This definition of mid-capitalization companies may be changed in response to changes in the market. The fund purchases securities that fund management believes have long term potential to grow in size or become more profitable or that the stock market may value more highly in the future.

52

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Mid Cap Value Opportunities Fund (continued)	Fund management places particular emphasis on stocks trading at the low end of one or more valuation measures, such as price/book value, or price/sales, price/earnings or price/cash flow ratios. Such companies also may have particular qualities that affect the outlook for such companies, including an attractive market niche. The fund purchases primarily common stock of U.S. companies in trying to meet its investment objective. The fund may also invest up to 30% of its total assets in the securities of foreign companies. The fund may invest in securities denominated in currencies other than the U.S. dollar.
BlackRock Natural Resources Trust	The investment objective of the fund is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. The fund seeks to achieve its objective by investing primarily in equity securities of companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. Equity securities include common stock, preferred stock, securities convertible into common stock , rights to subscribe for common stock, and derivative securities or instruments, such as options, the value of which is based on a common stock or group of common stocks. Natural resource assets include materials with economic value that are derived from natural sources, either directly or indirectly, such as precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), water, hydrocarbons (e.g., coal, oil and natural gas), timber land, underdeveloped real property and agricultural products (e.g., fertilizers and agricultural chemicals). The fund normally invests in a portfolio consisting of companies in a variety of natural resource related sectors, such as energy, chemicals, oil, gas, paper, mining, steel or agricultural products. Under certain circumstances, however, the fund may concentrate its investments in one or more of these sectors or in one or more issuers in the natural resources related industries. The fund focuses on investments in companies that provide exposure to commodities where existing, and projected, capacity is forecast to approach levels that represent full utilization of that capacity based upon supply and demand forecasts for the commodity. The fund is a non-diversified fund, which means that it can invest more of its assets in fewer companies than a diversified fund. The fund will normally invest in both U.S. and non-U.S. companies, including companies located in emerging markets, and in securities denominated in both U.S. dollars and foreign currencies. The fund may invest in securities of issuers with any market capitalization.
BlackRock Pacific Fund, Inc.

The investment objective of the fund is to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India.

Under normal circumstances, the fund will invest at least 80% of its assets in a portfolio of equity securities of companies located in Far Eastern or Western Pacific countries. For the most part, these securities will be common stock and convertible securities. Many of the companies in which the fund invests are located in markets generally considered to be emerging markets. The fund may also invest in convertible securities. The fund invests in companies it believes are undervalued relative to the market. Current income from dividends and interest will not be an important factor in selecting the securities in which the fund will invest.

Russell 1000® Index Master Portfolio

The investment objective of the fund is to match the performance of the Russell 1000® Index (the “Russell 1000”) as closely as possible before the deduction of fund expenses. The fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 1000. The fund will be substantially invested in equity securities in the Russell 1000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000.

The fund will invest in the common stocks represented in the Russell 1000 in roughly the same proportions as their weightings in the Russell 1000. As of May 31, 2012, the companies in the Russell 1000 have a market capitalization ranging from $101 million to $540.27 billion. The fund may also engage in futures transactions. At times, the fund may not invest in all of the common stocks in the Russell 1000, or in the same weightings as in the Russell 1000. At those times, the fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks chosen are similar to the Russell 1000 as a whole.

53

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
Russell 1000® Index Master Portfolio (continued)	The fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Russell 1000 is concentrated.
S&P 500 Stock Master Portfolio

The fund seeks to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s (“S&P”) 500® Index. The fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total float-adjusted market value of their outstanding shares (i.e. they are weighted according to the public float which is the total market value of their outstanding shares readily available to the general marketplace for trading purposes). The percentage of the fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index.

The fund is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its benchmark index. Under normal circumstances, at least 90% of the value of the fund’s assets, plus the amount of any borrowing for investments purposes, is invested in securities comprising the S&P 500 Index.

BlackRock Science & Technology Opportunities Portfolio

The investment objective of the fund is to provide long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities issued by U.S. and non-U.S. science and technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or use of technology. The fund may invest up to 25% of its net assets in emerging market countries.

Some of the industries likely to be represented in the fund’s portfolio holdings include: application software, IT consulting and services, internet software and services, networking equipment, telecom equipment, computer hardware, computer storage and peripherals, electronic equipment and instruments, semiconductors and equipment, aerospace and defense, electrical components and equipment, biotechnology, pharmaceuticals, healthcare equipment and supplies, healthcare distribution and services, healthcare facilities, industrial gases, specialty chemicals, advanced materials, internet and catalog retail, integrated telecom services, alternative carriers and wireless telecommunication services.

The fund seeks to invest primarily in common stock but may also invest in preferred stock and convertible securities. The fund may also invest in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers. From time to time the fund may invest in shares of companies through IPOs.

The fund may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

BlackRock Small Cap Growth Equity Portfolio	The fund’s investment objective will be to seek long-term capital growth. Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock, such as derivatives. The fund seeks to buy primarily common stock but also can invest in preferred stock, convertible securities and other equity securities. The fund management team focuses on small capitalization companies that fund management believes have above average prospects for earnings growth. Although a universal definition of small-capitalization

54

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Small Cap Growth Equity Portfolio (continued)

companies does not exist, the fund generally defines these companies as those with market capitalizations, at the time of the fund’s investment, comparable in size to the companies in the Russell 2000® Index (between approximately $101 million and $2.6 billion as of June 30, 2012) or the S&P SmallCap 600® Index (between $39 million and $3.3 billion as of June 30, 2012). The market capitalizations of companies in each index change with market conditions and the composition of the index. The fund will not sell a company’s securities solely because that company’s market capitalization rises above the fund’s definition of small cap company. A company’s market capitalization may go up or down due to market fluctuations. In the future, the fund may define small-capitalization companies using a different index or classification system. From time to time the fund may invest in shares of companies through “new issues” or initial public offerings.

The fund may use derivatives, including options, warrants, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the fund effectively, the fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Russell 2000® Index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the fund’s assets.

Master Small Cap Index Series

The investment objective of the fund is to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of fund expenses.

The fund will not attempt to buy or sell securities based on the economic, financial or market analysis of the investment manager, but will instead employ a “passive” investment approach. This means that the investment manager will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the index before deduction of expenses. The fund will buy or sell securities only when the investment manager believes it is necessary to do so in order to match the performance of the index. Accordingly, it is anticipated that the fund’s portfolio turnover and trading costs will be lower than those of an “actively” managed fund. However, the fund has operating and other expenses, while an index does not. Therefore, the fund may tend to underperform its target index to some degree over time.

The fund will be substantially invested in securities in the index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the index. This policy is a non-fundamental policy of the fund and may not be changed without 60 days’ prior notice to interestholders. The fund may change its target index if the investment manager believes a different index would better enable the fund to match the performance of the market segment represented by the current index and, accordingly, the investment objective of the fund may be changed without interestholder approval. The fund may not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. Instead, the fund might invest in a sample of the stocks included in the Russell 2000 based on the investment manager’s optimization process, a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the index with fewer transaction costs than would be incurred through full replication. The fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Russell 2000 as a whole.

BlackRock U.S. Opportunities Portfolio

The investment objective of the fund is to provide long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. Although a universal definition of emerging capitalization companies does not exist, the fund generally defines these companies, at the time of the fund’s investment, as those with market capitalizations comparable in size to those within the universe of the Russell Midcap® Index stocks (between approximately $1.35 billion and $17.40 billion as of June 22, 2012, the most recent rebalance date). In the future, the fund may define emerging capitalization companies using a different index or classification system.

The fund seeks to buy primarily common stock but can also invest in preferred stock and convertible securities. From time to time the fund may invest in shares of companies through IPOs.

55

EQUITY FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock U.S. Opportunities Portfolio (continued)	The fund may, when consistent with the fund’s investment objectives, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. The fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk.
Master Value Opportunities LLC

The investment objective of the fund is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the fund believes have special investment value and emerging growth companies regardless of size.

The fund invests primarily in common stock of small companies and emerging growth companies that fund management believes have special investment value. This means that the fund seeks to invest in companies that fund management believes to be undervalued. A company’s stock is undervalued when the stock’s current price is less than what the fund believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which fund management believes the company will recover.

For these purposes, small companies are defined as companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® or the S&P SmallCap 600® at the time of the fund’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered small market capitalization companies. As of March 31, 2013, the Russell 2000® included companies with capitalizations up to $3.2 billion and the S&P SmallCap 600® included companies with capitalizations up to $1.4 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index. Emerging growth companies are defined as companies of any market capitalization without a long or consistent history of earnings but that fund management believes have the potential for earnings growth over an extended period of time.

Equity securities in which the fund may invest include common stock, preferred stock, securities convertible into common stock, and index securities that are based on a group of common stocks. The fund may invest in derivative instruments, such as options and futures, the values of which are based on a common stock or group of common stocks. The fund may also use derivatives to hedge its investment portfolio against market and currency risks as well as to increase the return on its portfolio investments. The derivatives that the fund may use include, but are not limited to, futures, forwards, options, and indexed securities.

The fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in foreign companies. It is anticipated that in the immediate future, the fund will invest not more than 30% of its total assets in the securities of foreign issuers, including issuers in emerging markets.

56

FIXED-INCOME FUNDS

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Core Bond Portfolio

The investment objective of the fund is to seek to maximize total return, consistent with income generation and prudent investment management. The fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. As of December 31, 2012, the average duration of the benchmark, the Barclays U.S. Aggregate Bond Index, was 4.5 years, as calculated by BlackRock.

The fund may invest up to 25% of its assets in assets of foreign issuers, of which 10% (as a percentage of the fund’s assets) may be invested in emerging markets issuers. Up to 10% of the fund’s assets may be exposed to non-US currency risk. A bond of a foreign issuer, including an emerging market issuer, will not count toward the 10% limit on non-US currency exposure if the bond is either (i) US dollar-denominated or (ii) non-US dollar-denominated, but hedged back to US dollars.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage- backed securities, CMOs, asset-backed securities and corporate bonds.

The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may use derivative instruments to hedge its investments or seek to enhance returns. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

The fund seeks maximum long term total return. The fund invests primarily in a global portfolio of fixed-income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or unhedged basis). Fixed-income securities are debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. Emerging markets include, but are not limited to, countries that are included in the J.P. Morgan GBI-EM Global Diversified Index. The fund will invest at least 80% of its assets in fixed-income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to an emerging market. Fund management considers securities to be tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer’s securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The full spectrum of available investments, including non- investment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized in satisfying the fund’s 80% policy. It is possible that up to 100% of the fund’s assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the fund invests will have sovereign ratings that are below investment grade or will be unrated. The fund may invest a significant portion of its assets in one country. The fund may gain exposure to currencies by investing in bonds of emerging market issuers denominated in any currency. The fund may also gain exposure to currencies through the use of cash and derivatives. The fund may also buy when-issued securities and participate in delayed delivery transactions.

The management team may, when consistent with the fund’s investment objective, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale

57

FIXED-INCOME FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (continued)

contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls, which involve a sale by a fund of a mortgage- backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price).

The fund may invest up to 10% of its assets in equity securities.

BlackRock Floating Rate Income Portfolio

The primary investment objective of the fund is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

The fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the fund to achieve a floating rate of income. These investments may include but are not limited to, any combination of the following securities: (i) senior secured floating rate loans or debt; (ii) second lien or other subordinated or unsecured floating rate loans or debt; and (iii) fixed-rate loans or debt with respect to which the fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating rate interest payments. The fund may also purchase, without limitation, participations or assignments in senior floating rate loans or second lien floating rate loans. For purposes of the fund’s investments, the term debt includes investments in convertible or preferred securities. The fund may invest in investments of any credit quality without limitation, including investments rated below investment grade. The fund anticipates that, under current market conditions, a substantial portion of its portfolio will consist of leveraged loans rated below investment grade and similar investments. The fund may also purchase, without limitation, participations or assignments in senior floating rate loans or second lien floating rate loans. For purposes of the fund’s investments, the term debt includes investments in convertible or preferred securities. The fund may invest in investments of any credit quality without limitation, including investments rated below investment grade. The fund anticipates that, under current market conditions, a substantial portion of its portfolio will consist of leveraged loans rated below investment grade and similar investments. These investments are expected to exhibit credit risks similar to high yield securities, which are commonly referred to as “junk bonds.”

The fund may invest up to 20% of its assets in fixed-income securities with respect to which the fund has not entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. Such fixed-income securities include, but are not limited to, corporate bonds, preferred securities, convertible securities, mezzanine investments, collateralized loan obligations, senior loans, second lien loans, structured products and U.S. government debt securities.

The fund’s investments in any floating rate and fixed-income securities may be of any duration or maturity. The Fund may invest in securities of foreign issuers, including issuers located in emerging markets, without limitation. The fund may also invest up to 15% of its assets in illiquid securities. The fund may also invest in companies whose financial condition is uncertain, where the borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, or that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

The fund may invest up to 10% of its assets in common stocks or other equity securities. In addition, the fund may acquire and hold such securities (or rights to acquire such securities) in unit offerings with fixed-income securities, in connection with an amendment, waiver, conversion or exchange of fixed-income securities, in connection with the bankruptcy or workout of a distressed fixed-income security, or upon the exercise of a right or warrant obtained on account of a fixed-income security.

The fund may buy or sell options or futures on a security or an index of securities, buy or sell options on futures or enter into credit default swaps and interest rate or foreign currency transactions, including swaps and forward contracts (collectively, commonly known as derivatives). The fund may use derivatives for hedging purposes,but is not required to, as well as to increase the total return on its portfolio investments.

BlackRock GNMA Portfolio

The investment objective of the fund is to seek to maximize total return, consistent with income generation and prudent investment management. Under normal circumstances, the fund normally invests at least 80% of its assets in Ginnie Mae securities. Ginnie Mae securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors. Ginnie Mae securities are backed by the full faith and credit of the United States and are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. The fund invests primarily in securities issued by Ginnie Mae as well as other U.S. Government securities.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies. The fund measures its performance against the Barclays GNMA MBS

58

FIXED-INCOME FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock GNMA Portfolio (continued)

Index (the benchmark). Under normal circumstances, the fund seeks to maintain an average portfolio duration that is within ±1 year of the duration of the benchmark.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities.

The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

BlackRock High Yield Bond Portfolio

The investment objective of the fund is to seek to maximize total return, consistent with income generation and prudent investment management.

The fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds. The high yield securities (commonly called “junk bonds”) acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P or Ba or lower by Moody’s) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 30% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The fund may also invest in convertible and preferred securities. Convertible securities will be counted toward the fund’s 80% policy to the extent they have characteristics similar to the securities included within that policy.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities.

The fund can also invest, to the extent consistent with its investment objective, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may use derivative instruments to hedge its investments or to seek to enhance returns. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

BlackRock Inflation Protected Bond Portfolio

The investment objective of the fund is to seek to maximize real return, consistent with preservation of real capital and prudent investment management. Under normal circumstances, the fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations.

The fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays Global Real: U.S. TIPS Index. The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers.

The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

The fund is non-diversified under the Investment Company Act, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by

59

FIXED-INCOME FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock International Bond Portfolio

entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

The fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in non-U.S. currencies, and the fund may underweight or overweight a currency based on the fund management team’s outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The fund considers non-U.S. issuers to include (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The fund will allocate its assets among various regions and countries (but in no less than three different countries). For temporary defensive purposes the fund may deviate very substantially from the allocation described above.

The management team will normally attempt to structure the fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund’s investment objective, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls, which involves the sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price).

BlackRock Investment Grade Bond Portfolio

The investment objective of the fund is to seek to maximize total return, consistent with income generation and prudent investment management.

Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds and investments that are the economic equivalent of investment grade bonds. For purposes of the fund’s 80% policy, these include, but are not limited to, corporate bonds, commercial and residential mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, municipal securities, preferred securities, pass-throughs, U.S. Treasuries and agency securities, securities issued or guaranteed by foreign governments, their agencies or instrumentalities, and derivative instruments with similar economic characteristics.

The fund invests primarily in fixed-income securities that are rated in the four highest rating categories by at least one of the recognized rating agencies (Baa or better by Moody’s Investor Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”)) or are determined by the management team to be of similar quality. Securities rated in any of the four highest rating categories are known as “investment grade” securities.

The fund maintains an average portfolio duration that is between 0 and 10 years.

The fund may invest without limitation in investment grade U.S. dollar-denominated instruments of issuers in each of U.S. and non-U.S. markets. The fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in any combination of non-investment grade instruments (commonly known as “high yield” or “junk” bonds) and non-U.S. dollar-denominated instruments. The fund’s investment in non-U.S. dollar-denominated instruments may be on a currency hedged or unhedged basis. Non-investment grade instruments are instruments that, at the time of acquisition, are rated in the lower rating categories of the major rating agencies (BB or lower by S&P or Fitch or Ba or lower by

60

FIXED-INCOME FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Investment Grade Bond Portfolio (continued)

Moody’s) or are determined by the management team to be of similar quality. The fund may invest in securities rated C and above or determined by the management team to be of comparable quality. Split rated instruments will be considered to have the higher credit rating. Split rated instruments are instruments that receive different ratings from two or more rating agencies.

The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as repurchase agreements, reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

BlackRock Low Duration Bond Portfolio

The investment objective of the fund is to seek to maximize total return, consistent with income generation and prudent investment management. The fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±1% of the duration of the benchmark. The benchmark has an average duration between 1 and 3 years.

The fund normally invests at least 80% of its assets in debt securities.

The fund may invest up to 10% of its assets in non-investment grade bonds (commonly called “high yield” or “junk bonds”). The fund may also invest up to 25% of its assets in assets of foreign issuers, of which 10% (as a percentage of the fund’s assets) may be invested in emerging markets issuers. Up to 10% of the fund’s assets may be exposed to non-US currency risk. A bond of a foreign issuer, including an emerging market issuer, will not count toward the 10% limit on non-US currency exposure if the bond is either (i) US dollar-denominated or (ii) non-US dollar-denominated, but hedged back to US dollars.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage- backed securities, CMOs, asset-backed securities and corporate bonds. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may use derivative instruments to hedge its investments or to seek to enhance returns. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

BlackRock Secured Credit Portfolio

The investment objective of the fund is to seek to provide high current income, with a secondary objective of long-term capital appreciation. The fund normally invests at least 80% of its assets in secured instruments, including bank loans and bonds, issued primarily, but not exclusively, by below investment grade (below the fourth highest rating of the major rating agencies) issuers. The fund may invest in instruments of any credit quality without limitation, including instruments rated below investment grade. The fund anticipates that, under current market conditions, substantially all of its portfolio will consist of instruments rated below investment grade (or determined by the management team to be of similar quality), which are commonly referred to as “junk bonds.”

Collateral supporting the secured instruments generally includes, but is not limited to, all the tangible and intangible assets of the borrower and, in some cases, specific assets of the borrower. The fund will typically invest in senior secured loans and bonds; however, to a lesser extent the fund may invest in subordinated loans and bonds and unsecured debt.

The fund may invest in floating rate and fixed income securities of any duration or maturity. The fund may invest in securities of foreign issuers, including issuers located in emerging markets, without limitation.

The fund may also invest in companies whose financial condition is uncertain, where the borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, or that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

The fund may also invest up to 15% of its assets in illiquid securities.

The fund may invest up to 20% of its assets in corporate bonds, commercial and residential mortgage-backed securities, mezzanine investments, CBOs, CDOs, CMOs, asset-backed securities, convertible bonds, U.S. Government mortgage-related securities, U.S. Treasuries and agency securities, preferred securities, and equity securities or derivatives tied to the performance of these securities.

61

FIXED-INCOME FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Secured Credit Portfolio (continued)

The fund may use derivatives for hedging purposes, as well as to increase the total return on its portfolio investments.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Master Total Return Portfolio

The primary objective of the fund is to realize a total return that exceeds that of the Barclays U.S. Aggregate Bond Index.

The fund typically invests more than 90% of its assets in a diversified portfolio of fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations. Both U.S. and foreign companies and governments may issue these securities. Under normal circumstances, the fund invests at least 80% of its assets in bonds and invests primarily in investment grade fixed-income securities. The fund may invest in fixed-income securities of any duration or maturity.

The fund may invest up to 30% of its net assets in securities of foreign issuers, of which 20% (as a percentage of the fund’s net assets) may be in emerging markets issuers. Investments in U.S. dollar-denominated securities of foreign issuers, excluding issuers from emerging markets, are permitted beyond the 30% limit. This means that the fund may invest in such U.S dollar-denominated securities of foreign issuers without limit. The fund may also invest in derivative securities for hedging purposes or to increase the return on its investments. The fund may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities. The fund may also enter into reverse repurchase agreements and dollar rolls.

The fund may invest up to 20% of its net assets in fixed-income securities that are rated below investment grade by at least one of the recognized rating agencies or in unrated securities of equivalent credit quality.

BlackRock U.S. Government Bond Portfolio

The investment objective of the fund is to seek to maximize total return, consistent with income generation and prudent investment management. Under normal circumstances, the fund invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Barclays U.S. Government/Mortgage Index.

Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the fund’s dollar- weighted average maturity will be between 3 and 10 years.

The fund evaluates sectors of the bond market and individual securities within these sectors. The fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds.

The fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

BlackRock U.S. Mortgage Portfolio

The investment objective of the fund is to seek high total return. The fund invests primarily in mortgage-related securities. The securities in which the fund may invest include U.S. government securities, U.S. government agency securities, securities issued by U.S. government instrumentalities and U.S. government-sponsored enterprises, and other mortgage-backed securities or mortgage-related securities issued by the U.S. government or by private issuers. Under normal circumstances, the fund will invest at least 80% of its assets in mortgage-backed securities and other mortgage-related securities that are issued by issuers located in the United States.

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FIXED-INCOME FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock U.S. Mortgage Portfolio (continued)

The fund seeks to achieve its investment objective by selecting securities of any maturity issued or guaranteed by the U.S. government, by various agencies of the U.S. government, by various instrumentalities that have been established or sponsored by the U.S. government, or securities issued by banks or other financial institutions. Some of these securities are issued and/or guaranteed by the U.S. government and are supported by the full faith and credit of the United States. Other securities are issued or guaranteed by

Federal agencies or government-sponsored enterprises and are not direct obligations of the United States, and are not backed by the full faith and credit of the United States, but involve sponsorship or guarantees by government agencies or enterprises.

The fund may invest in non-agency securities issued by banks and other financial institutions, including non-agency mortgage-related securities. Non-agency securities are not backed by the full faith and credit of the United States and do not involve sponsorship or guarantees by government agencies or enterprises. The fund may invest a substantial portion of its assets in non-agency mortgage-related securities that are rated below investment grade. For purposes of determining a bond’s credit rating, split rated bonds will be considered to have the higher credit rating. The fund may also participate in TBA Transactions and enter into dollar rolls. A TBA Transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future, generally 30 days later. The actual pools of mortgage-backed securities delivered in a TBA Transaction typically are not determined until two days prior to settlement date.

A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

BlackRock World Income Fund, Inc.

The fund seeks high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units. The fund mainly invests in bonds and other fixed income securities, including preferred stock, that periodically pay interest or dividends. Fixed income securities are securities that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times. These securities may be denominated and pay interest in U.S. dollars or other currencies and may be issued by U.S. or foreign governments or corporations. The fund will spread its investments among different types of fixed income securities and different countries based upon fund management’s analysis of the yield, maturity and currency considerations affecting these securities. The fund may invest in U.S. and foreign government and corporate fixed income securities, including junk bonds and unrated securities. The fund normally will invest at least 90% of its assets in fixed income securities, and may invest up to 100% of its assets in securities classified as junk bonds.

Under normal circumstances, the fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the fund may deviate very substantially from the allocation described above.

The fund may invest in securities of any maturity or duration. The average maturity of the fund’s portfolio securities will vary based upon BlackRock’s view of economic and market conditions. However, the fund does not expect the average maturity of its portfolio to exceed fifteen years.

Fund management presently expects that the fund will invest primarily in securities denominated in the currencies represented in the J. P. Morgan Global Government Bond Broad Index, but the fund also can invest in securities denominated in other currencies. Issuers of securities may not always be located in the country in whose currency the securities are denominated. The fund’s investments ordinarily will be denominated in at least three currencies. No set portion of the fund’s investments is required to be denominated in any particular currency. Substantially all of the fund’s investments may be denominated in a single currency, including U.S. dollars.

The fund may invest in several different kinds of securities issued by the U.S. Government. These include U.S. Treasury obligations (bills, notes and bonds) that have different interest rates and maturities and are issued at different times. These securities are backed by the

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FIXED-INCOME FUNDS (continued)

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock World Income Fund, Inc. (continued)

full faith and credit of the U.S. Government. The fund also may invest in obligations issued or guaranteed by U.S. Government agencies or other U.S. Government organizations. These include but are not limited to government guaranteed mortgage-related or asset-backed securities. Some of these securities may be backed by the full faith and credit of the U.S. Treasury, some may be supported by the right of the issuer to borrow from the U.S. Treasury, and some are backed only by the credit of the issuer itself.

The obligations of foreign governments and their related organizations have various kinds of government support. These obligations may or may not be supported by the full faith and credit of a foreign government. The fund may invest in securities issued by international organizations designated or supported by governments or government agencies to promote economic reconstruction or development. The debt securities in which the fund invests may include credit-linked notes, credit-linked trust certificates, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities. In addition, the fund may invest in corporate loans.

The fund may use a variety of portfolio strategies to hedge its portfolio against interest rate and currency risk, or to seek to enhance its return. These strategies include the use of derivatives, such as options on portfolio positions or currencies, financial and currency futures and options on these futures, forward foreign currency transactions, indexed and inverse securities, interest rate swaps and credit default swaps. Derivatives are financial instruments whose value is derived from another security or an index such as the J. P. Morgan Global Government Bond Broad Index.

MONEY MARKET FUND

Fund Name	Investment Objective and Principal Investment Strategies
TempFund	The investment objective of the fund is to seek as high a level of current income as is consistent with liquidity and stability of principal. The fund invests in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial obligations and repurchase agreements. The fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less. The fund may also invest in mortgage- and asset-backed securities, short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions and derivative securities such as beneficial interests in municipal trust certificates and partnership trusts, variable and floating rate instruments and when- issued and delayed delivery securities. The fund seeks to maintain a net asset value of $1.00 per share. The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act, and other rules of the SEC.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

The Fund currently offers multiple share classes (Service Shares in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio of the Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) can help you determine which share class is best suited to your personal financial goals.

The Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of the Service Share class offered by this prospectus.

Service Share Class at a Glance
Availability	Limited to certain investors, including: Financial Intermediaries (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by Financial Intermediaries or in the name of nominees of Financial Intermediaries on behalf of their customers. Service Shares are normally purchased through a customer’s account at a Financial Intermediary through procedures established by such Financial Intermediary. In these cases, confirmation of share purchases and redemptions will be sent to the Financial Intermediaries. A customer’s ownership of shares will be recorded by the Financial Intermediary and reflected in the account statements provided by such Financial Intermediaries to their customers. Investors wishing to purchase Service Shares should contact their Financial Intermediaries.
Minimum Investment	$5,000. However, institutions may set a higher minimum for their customers.
Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No.
Distribution and Service (12b-1) Fees?	No Distribution Fee. 0.25% Annual Service Fee.
Redemption Fees?	No.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability.

Distribution and Service Payments

The Trust, on behalf of the Fund, has adopted a plan (the “Plan”) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Fund does not make distribution payments under the Plan with respect to Service Shares.

Plan Payments

Under the Plan, Service Shares pay shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of the Fund to Financial Intermediaries for providing support services to their customers who own Service Shares of the Fund. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Service Shares of the Fund. All Service Shares pay a shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Service Shares;

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■	Assisting customers in choosing and changing dividend options, account designations and addresses; and

■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares. Because the fees paid by the Fund under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Fund

In addition to, rather than in lieu of, fees that the Fund may pay to a Financial Intermediary pursuant to the Plan and fees the Fund pays to its transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Fund or for these other services to the Fund and its shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Financial Intermediary for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your Financial Intermediary. You may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason. In addition, the Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in the Fund may be transferred to that state.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds in 1996 at the time the portfolio combined with The PNC® Fund may purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	Determine the amount of your investment	Refer to the minimum initial investment in the “Service Share Class at a Glance” table in this prospectus (be sure to read this prospectus carefully.)
	Have your Financial Intermediary submit your purchase order	The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain Financial Intermediaries,

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How to Buy Shares (continued)

	Your Choices	Important Information for You to Know
Initial Purchase (continued)	Have your Financial Intermediary submit your purchase order

however, may require submission of orders prior to that time. Purchase orders placed after that time will be priced at the net asset value determined on the next business day. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in the Fund’s “Fees and Expenses” table.

The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.

Add to Your Investment	Purchase additional shares	There is no minimum amount for additional investments.
	Have your Financial Intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your Financial Intermediary.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call (800) 537-4942 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using the Automated Clearing House (“ACH”) will have a trade date that is the day after the purchase is made. Certain institutional clients’ purchase orders placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your Financial Intermediary or BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information call BlackRock at (800) 537-4942.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 537-4942 or contact your Financial Intermediary (if your account is not held directly with BlackRock).
How to Pay for Shares	Making payment for purchases

Payment for Service Shares must normally be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary but in no event later than 4:00 p.m. (Eastern time) on the first business day following BlackRock’s receipt of the order.

Payment may also, at the discretion of the Trust, be made in the form of securities that are permissible investments for the Fund. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Fund.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order

You can make redemption requests through your Financial Intermediary in accordance with the procedures applicable to your accounts. These procedures may vary according to the type of account and the Financial Intermediary involved and customers should consult their Financial Intermediary in this regard.

Financial Intermediaries are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption

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How to Sell Shares (continued)

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares (continued)	Have your Financial Intermediary submit your sales order (continued)

proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their Financial Intermediaries.

Financial Intermediaries may place redemption orders by telephoning (800) 537-4942. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. Shareholders should indicate which class of shares they are redeeming. The Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming:

Redeem by Telephone: Institutions may place redemption orders by telephoning (800) 537-4942. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find alternative redemption methods below.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions will be sent via wire to the bank account of record.

Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds, P.O. Box 9819, Providence, RI 02940-8019. Under certain circumstances, a medallion signature guarantee will be required.

Payment of Redemption Proceeds by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

Shares can be redeemed by Federal wire transfer to a single previously designated bank account. No charge for wiring redemption payments with respect to Service Shares is imposed by the Fund, although Financial Intermediaries may charge their customers for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their Financial Intermediaries. You are responsible for any additional charges imposed by your bank for wire transfers.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

***

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

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How to Transfer Your Account

	Your Choices	Important Information for You to Know

Transfer Shares to Another Financial Intermediary	Transfer to a participating Financial Intermediary

You may transfer your shares of the Fund only to another Financial Intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call (800)537-4942 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

	Transfer to a non-participating Financial Intermediary	You must either: • Transfer your shares to an account with the Fund; or • Sell your shares, paying any applicable deferred sales charge.

Fund’s Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act;

■

Postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (“Fund Minimum”), and may take one of two actions if the balance in the Fund falls below the Fund Minimum.

First, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $250 for any reason, including market fluctuation. You will be notified that the value of your account is less than $250 before the Fund makes an involuntary redemption. The notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $250 before the Fund makes an involuntary redemption or to the Fund Minimum in order not to be assessed an annual low balance fee of $20, as set forth below. This involuntary redemption may not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, accounts established under the Uniform Gifts or Transfers to Minors Acts, and certain intermediary accounts.

Second, the Fund charges an annual $20 low balance fee on all fund accounts that have a balance below the Fund Minimum for any reason, including market fluctuation. The low balance fee will be assessed on Fund accounts in all mutual funds sponsored and advised by BlackRock and its affiliates, regardless of the Fund’s minimum investment amount. The fee will be deducted from the fund account only once per calendar year. You will be notified that the value of your account is less than the Fund Minimum before the fee is imposed. You will then have a 90 calendar day period to make an additional investment to bring the value of your account to the Fund Minimum before the Fund imposes the low balance fee. This low balance fee does not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Short-Term Trading Policy

The Trust’s Board has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of the Fund may require the management team to

69

allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund’s performance.

A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Management of the Fund — Valuation of Fund Investments” below.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

If as a result of its own investigation, information provided by a Financial Intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at Financial Intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund. The Distributor has entered into agreements with respect to Financial Intermediaries that maintain omnibus accounts pursuant to which such Financial Intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a Financial Intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such Financial Intermediary’s agreement with the Distributor, suspend such Financial Intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or long-term shareholders.

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Management of the Fund

BlackRock

BlackRock, the Fund’s investment adviser, manages the Fund’s investments and its business operations subject to the oversight of the Trust’s Board. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Financial Management, Inc. (“BFM”), a registered investment adviser and a commodity pool operator organized in 1994, BlackRock International Limited (“BIL”), a registered investment adviser organized in 1995, BlackRock Asset Management North Asia Limited (“BNA”), a registered investment adviser organized in 1988, and BlackRock (Singapore) Limited (“BRS,” and, together with BFM, BIL and BNA, the “Sub-Advisers”), a registered investment adviser organized in 2000, are affiliates of BlackRock, and each acts as a sub-adviser for the Fund. BlackRock and its affiliates had approximately $4.324 trillion in investment company and other portfolio assets under management as of December 31, 2013.

BlackRock serves as manager to the Fund pursuant to an investment advisory agreement (the “Management Agreement”). Pursuant to the Management Agreement, BlackRock is entitled to fees computed daily and payable monthly. The maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.550%
$1 billion – $2 billion	0.500%
$2 billion – $3 billion	0.475%
Greater than $3 billion	0.450%

BlackRock has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed income mutual funds managed by BlackRock or its affiliates.

BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any) of the Service Share class of the Fund at the level shown below and in the Fund’s fees and expenses table in the “Fund Overview” section of this prospectus. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve this expense cap, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s operating expenses exceed a certain limit.

Contractual Cap[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Service Shares	1.17%
[1]

The contractual cap is in effect until February 1, 2015. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	As a percentage of average daily net assets

With respect to this contractual agreement, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the lesser of (a) the amount of

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fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (i) the Fund has more than $50 million in assets and (ii) BlackRock or an affiliate serves as the Fund’s manager or administrator.

BlackRock has voluntarily agreed to waive its management fees by the amount of advisory fees the Fund pays to BlackRock indirectly through its investment in affiliated money market funds.

For the fiscal year ended September 30, 2013, BlackRock received management fees, net of any applicable waiver, at the annual rate of 0.51% of the Fund’s average daily net assets.

BlackRock has entered into sub-advisory agreements with the Sub-Advisers. Under the sub-advisory agreements, BlackRock pays each Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. Each Sub-Adviser is responsible for the day-to-day management of a portion of the Fund’s portfolio. Effective March 21, 2014, BNA replaced BlackRock (Hong Kong) Limited as a sub-adviser of the Fund. Prior to March 21, 2014, BlackRock (Hong Kong) Limited was a sub-adviser to the Fund and received for its services a fee from BlackRock equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock and the sub-advisory agreements between BlackRock and the Sub-Advisers (other than the sub-advisory agreement with BNA) is available in the Fund’s annual shareholder report for the fiscal year ended September 30, 2013. A discussion regarding the basis for the Board’s approval of the sub-advisory agreement with BNA will be available in the Fund’s semi-annual shareholder report for the period ended March 31, 2014.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Legal Proceedings. On February 21, 2014, a lawsuit was filed in the United States District Court for the District of New Jersey by Owen Clancy and Jack Hornstein, purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”), against BlackRock, BlackRock Investment Management, LLC and BIL (collectively, the “Defendants”) for alleged violations of Section 36(b) of the Investment Company Act. The complaint purports to be brought derivatively on behalf of Global Allocation. The complaint alleges that the Defendants breached their fiduciary duties under the Investment Company Act by charging excessive investment advisory fees, and that the investment advisory agreement between Global Allocation and BlackRock is unenforceable under Section 47(b) of the Investment Company Act. The plaintiffs seek injunctive relief, rescission of the investment advisory agreement and compensatory damages, including repayment to Global Allocation of all allegedly excessive investment advisory fees paid by Global Allocation from one year prior to the filing of the lawsuit plus lost investment returns on those amounts and interest. The Defendants believe the claims are without merit and intend to vigorously defend the action.

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Philip Green	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006.
Sunder Ramkumar, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2013; Director of BlackRock, Inc. from 2009 to 2012; Principal at Barclays Global Investors from 2007 to 2009.

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Portfolio Manager	Primary Role	Since	Title and Recent Biography
Justin Christofel, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Director of BlackRock, Inc. since 2013; Vice President of BlackRock, Inc. from 2010 to 2013; Associate of BlackRock, Inc. from 2008 to 2010; Analyst at BlackRock, Inc. from 2007 to 2008.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Fund. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate having positions that are adverse to those of the Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Board, the Trust, on behalf of the Fund, has retained an Affiliate of BlackRock to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent will receive a fee from the Fund, including a fee based on the returns earned on the investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

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The Fund’s assets and liabilities are valued primarily on the basis of market quotations. Equity investments and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. The Fund values fixed-income portfolio securities and non-exchange traded derivatives using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Board. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost.

Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities certain small cap and emerging growth companies, and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of the Fund’s pricing time.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee, and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when the Fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Fund will distribute net investment income, if any, and net realized capital gain, if any, at least quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, Financial Intermediary or the Fund. Although this cannot be predicted with any certainty, the Fund anticipates that a significant amount of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

You will pay tax on taxable dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your

74

shares and any gain on the transaction may be subject to tax. Certain dividend income received by the Fund, including dividends received from U.S. corporations and qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. In the case of individuals, the reduced tax rate is a maximum rate of 15% for net long-term capital gain or qualified dividend income for those with no more than $400,000 of income ($450,000 if married filing jointly) and 20% for any portion of net long-term capital gain or qualified dividend income that exceeds those amounts. To the extent the Fund makes any distributions derived from long-term capital gains and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.

A 3.8% Medicare contribution tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates.

By law, your dividends and redemption proceeds will be subject to a 28% withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of the Fund beginning before January 1, 2014, certain distributions reported by the Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder will be eligible for an exemption from U.S. withholding tax.

A 30% withholding tax will be imposed on U.S.-source dividends, interest and other income items paid after June 30, 2014, and proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders that fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Service
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$15.31	$13.99	$14.27	$13.24	$12.93
Net investment income[1]	0.15	0.19	0.25	0.25	0.24
Net realized and unrealized gain (loss)	1.19	1.67	(0.26)	1.03	0.44
Net increase (decrease) from investment operations	1.34	1.86	(0.01)	1.28	0.68
Dividends and distributions from:[2]
Net investment income	(0.17)	(0.23)	(0.27)	(0.25)	(0.18)
Net realized gain	(0.58)	(0.31)	—	—	(0.19)
Total dividends and distributions	(0.75)	(0.54)	(0.27)	(0.25)	(0.37)
Net asset value, end of year	$15.90	$15.31	$13.99	$14.27	$13.24
Total Investment Return[3]
Based on net asset value	9.06%	13.53%	(0.21)%	9.74%	5.83%[4]
Ratios to Average Net Assets
Total expenses	1.24%[5]	1.27%[6]	1.24%	1.27%	1.18%
Total expenses excluding recoupment of past waived fees	1.23%[5]	1.27%[6]	1.24%	1.27%	1.15%
Total expenses after fees waived, reimbursed and paid indirectly	1.17%[5]	1.18%[6]	1.18%	1.19%	1.14%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.17%[5]	1.17%[6]	1.17%	1.17%	1.14%
Net investment income	0.95%[5]	1.30%[6]	1.63%	1.80%	2.17%
Supplemental Data
Net assets, end of year (000)	$1,774	$1,915	$1,676	$1,652	$1,472
Portfolio turnover	192%	324%[7]	401%[8]	400%[9]	354%[10]
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.60%.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 254%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.

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General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Intermediary. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery; and

■	Log into your account.

Delivery of Shareholder Documents

The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 537-4942.

Certain Fund Policies

Anti-Money Laundering Requirements

The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Intermediaries. Such information may be verified using third-party sources. This information will be used only for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or economic sanctions.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your Financial Intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public

77

personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Fund, including how it invests, please see the SAI.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

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Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about Managed Volatility Portfolio, please see the SAI.

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies and pooled investment vehicles in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Citigroup World Government Bond Index — a market capitalization weighted bond index consisting of government bond markets of 23 countries including the United States.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities.

Management Fees — fees paid to BlackRock for portfolio management services.

MSCI All Country World Index — a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

Other Expenses — include accounting, transfer agency, custody, professional and registration fees.

Service Fees — fees used to compensate Financial Intermediaries for certain shareholder servicing activities.

Shareholder Fees — fees paid directly by a shareholder, including sales charges that you may pay when you buy or sell shares of the Fund.

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For More Information

Fund and Service Providers

THE FUND

BlackRock FundsSM

BlackRock Managed Volatility Portfolio

100 Bellevue Parkway

Wilmington, Delaware 19809

Written Correspondence:

P.O. Box 9819

Providence, Rhode Island 02940-8019

Overnight Mail:

4400 Computer Drive

Westborough, Massachusetts 01588

(800) 537-4942

MANAGER AND CO-ADMINISTRATOR

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISERS

BlackRock Financial Management, Inc.

55 East 52nd Street

New York, New York 10055

BlackRock International Limited

Exchange One Place

1 Semple Street

Edinburgh, EH3 8BL, United Kingdom

BlackRock Asset Management North Asia Limited

16/F, 2 Queen’s Road

Cheung Kong Center

Hong Kong

BlackRock (Singapore) Limited

20 Anson Road #18-01

079912 Singapore

CO-ADMINISTRATOR

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, Pennsylvania 19103

ACCOUNTING SERVICES PROVIDER

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

DISTRIBUTOR

BlackRock Investments, LLC

40 East 52nd Street

New York, New York 10022

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019-6018

Additional Information

For more information:

This prospectus contains important information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments. The annual report describes the Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information (“SAI”), dated January 28, 2014 (as amended March 21, 2014), has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 537-4942.

Purchases and Redemptions

Call your Financial Intermediary or BlackRock Investor Services at (800) 537-4942.

World Wide Web

General Fund information and specific Fund performance, including the SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock FundsSM

P.O. Box 9819

Providence, Rhode Island 02940-8019

Overnight Mail

BlackRock FundsSM

4400 Computer Drive

Westborough, Massachusetts 01588

Internal Wholesalers/Broker Dealer Support

Available on any business day to support investment professionals. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549. Information about obtaining documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK FUNDSSM

INVESTMENT COMPANY ACT FILE # 811-05742

© BlackRock Advisors, LLC

PRO-MV-SVC-0114R